Exhibit 10.1
                           THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT


                  THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement"), dated as of July 31, 1998 is by and between PILGRIM AMERICA GROUP, INC., a Delaware corporation ("PAG"), PILGRIM AMERICA CAPITAL CORPORATION, a Delaware corporation ("PACC"), (together, the "Borrowers" and each a "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, together with any Persons that become a party hereto pursuant to Section 9.6, the "Banks") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                  WHEREAS, PAG, PACC and the U.S. Bank are the parties to that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997, as amended (the "Existing Credit Agreement"); and

                  WHEREAS, PAG, PACC and U.S. Bank desire to amend and restate the Existing Credit Agreement in its entirety, and to add the other Banks as lenders.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.1 DEFINED TERMS. As used in this Agreement the following terms shall have the following respective meanings (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

                  "12B-1 FEES": With respect to any Fund, rights to receive investment distribution fees from such Fund as provided in rule 12b-1 of the SEC under the Investment Company Act in accordance with the Prospectus relating to such Fund.

                  "ADJUSTED EURODOLLAR RATE": On any date of determination, the rate (rounded upward, if necessary, to the next one-hundredth of one percent) determined by dividing the Eurodollar Rate on such date by 1.00 minus the Eurodollar Reserve Percentage.
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                  "ADVANCE":  Any portion of the outstanding  Loans by the Banks as to which the Borrowers have elected one of the available interest rate options. An Advance may be a Eurodollar Rate Advance or a Reference Rate Advance.

                  "ADVISORY CONTRACTS": Contracts of the type described in 15 U.S.C. (0) 80a-15(a).

                  "ADVISORY FUND": Any Fund for which an Advisory Subsidiary acts as investment adviser and is entitled to receive fees out of the assets of such Fund pursuant to an Advisory Contract.

                  "ADVISORY SUBSIDIARY": PAII and any other Subsidiary of PAG that acts as investment adviser for any Advisory Fund and, as such, is party to Advisory Contracts.

                  "AFFILIATE": When used with reference to any Person, (a) each Person that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person which beneficially owns or holds, directly or indirectly, twenty-five percent or more of any class of voting stock of the Person referred to (or if the Person referred to is not a corporation, twenty-five percent or more of the equity interest), (c) each Person, twenty-five percent of more of the voting stock (or if such Person is not a corporation, twenty-five percent or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Persons officers, directors, joint venturers and partners. The term control (including the terms "controlled by" and "under common control with") means the possession, directly, of the power to direct or cause the direction of the management and policies of the Person in question.

                  "AGENT":  As defined in the opening paragraph hereof.

                  "AGENT FEES":  As defined in Section 2.16(a).

                  "AGGREGATE COMMITMENT AMOUNTS": As of any date, the sum of the Commitment Amounts of all the Banks.

                  "APPLICABLE LENDING OFFICE": For each Bank and for each type of Advance, the office of such Bank listed on the signature page hereof or such other domestic or foreign office of such Bank (or of an Affiliate of such Bank) as such Bank may specify from time to time to the Agent and the Borrowers as the office by which its Advances of such type are to be made and maintained.

                  "APPLICABLE MARGIN": Subject to the last sentence of this definition, with respect to the period beginning on the tenth day of the first month after the month in which the financial statements and compliance certificate required by Sections 5.1(c) and (d) with respect to a fiscal quarter are delivered and ending on the ninth day of the first month after the month in which the financial statements and compliance certificate required by Sections

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5.1(c) and 5.1(d) with respect to the  subsequent  fiscal quarter are delivered, the percentage specified as applicable to Reference Rate Advances or Eurodollar Rate Advances, as appropriate, based on the Cash Flow Leverage Ratio calculated as of the end of the fiscal quarter for which such financial statements and compliance certificate have been delivered:

        Cash Flow                Eurodollar              Reference
     Leverage Ratio             Rate Advances          Rate Advances
     --------------             -------------          -------------
     Less than or equal to
     2.25:1                         0.85%                     0%

     Greater than 2.25:1            0.95%                     0%

During the period beginning on the Closing Date and ending on August 9, 1998, the Applicable Margin for Eurodollar Rate Advances shall be 0.85%. For any subsequent period beginning on the tenth day of the first month after the month in which the financial statements and compliance certificate required by Sections 5.1(c) and (d) with respect to a quarter are required to be but are not delivered and ending on the ninth day of first month after the month in which such financial statements and compliance certificate are delivered, the Applicable Margin for Eurodollar Rate Advances shall be 0.95%.

                  "ASSIGNEE":  As defined in Section 9.6.

                  "BANK":  As defined in the opening paragraph hereof.

                  "BOARD": The Board of Governors of the Federal Reserve System or any successor thereto.

                  "BORROWER":  As defined in the opening paragraph hereof.

                  "BORROWER LOAN DOCUMENTS": This Agreement, the Notes, and any of the Security Documents to be executed by the Borrowers.

                  "BUSINESS DAY": Any day (other than a Saturday, Sunday or legal holiday in the State of Minnesota) on which national banks are permitted to be open in Minneapolis, Minnesota.

                  "CAPITAL EXPENDITURES": For any period, the sum of all amounts that would, in accordance with GAAP, be included as additions to property, plant and equipment on a consolidated statement of cash flow for the Borrowers during such period.

                  "CAPITALIZED LEASE": A lease of (or other agreement conveying the right to use) real or personal property with respect to which at least a portion of the rent or other amounts thereon constitute Capitalized Lease Obligations.
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                  "CAPITALIZED  LEASE  OBLIGATIONS":   As  to  any  Person,  the
obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

                  "CASH BALANCES": As of any date of determination, on a consolidated basis, cash balances as reflected on the books of the Borrowers and their Subsidiaries, giving effect to any checks drawn on any accounts.

                  "CASH EQUIVALENTS": Investments of the Borrowers of the type described in Sections 6.10(c), (d), (e) and (f).

                  "CASH FLOW LEVERAGE RATIO": On any date of determination, the ratio of (a) Interest-bearing Indebtedness on such date to (b) EBITDA for the Measurement Period ending on such date.

                  "CHANGE OF CONTROL": The occurrence, after the Closing Date, of any of the following circumstances: (a) PACC not owning, directly or indirectly, all equity securities of PAG; or (b) PAG not owning, directly or indirectly, all equity securities of any Subsidiary that has executed and delivered a Security Agreement; or (c) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934), directly or indirectly, of securities of PACC (or other securities convertible into such securities) representing twenty-five percent or more of the combined voting power of all securities of PACC entitled to vote in the election of directors; or (d) during any period of up to twelve consecutive months, whether commencing before or after the Closing Date, individuals who at the beginning of such twelve-month period were directors of PACC ceasing for any reason to constitute a majority of the Board of Directors of PACC (other than by reason of death, disability or scheduled retirement).

                  "CLOSING DATE": July 31, 1998, provided that on or before such date all the conditions precedent to the obligation of the Banks to make the initial Revolving Loan, as set forth in Article III, have been satisfied.

                  "CLO INVESTMENTS": Investments by an Advisory Subsidiary in subordinated, interest-only or residual interests in Collateralized Loan Obligations or the pool of commercial loans, high-yield bonds or emerging market obligations securing or otherwise backing Collateralized Loan Obligations.

                  "CODE":  The Internal Revenue Code of 1986, as amended.

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                  "COLLATERALIZED  LOAN  OBLIGATION":   A  security  secured  or
otherwise backed by a pool of commercial loans, high-yield bonds or emerging market obligations managed by an Advisory Subsidiary.

                  "COMMITMENT": With respect to any Bank, the agreement of such Bank to make Revolving Loans to, and purchase risk participations in Letters of Credit issued by the Agent for the account of, the Borrowers in an aggregate principal amount outstanding at any time not to exceed such Bank's Commitment Amount, and on the Transformation Date to convert the outstanding principal balance thereof to a Term Loan, upon the terms and subject to the conditions and limitations of this Agreement.

                  "COMMITMENT AMOUNT": With respect to any Bank, initially the amount set opposite such bank's name on Schedule 1.1(a) as its Commitment Amount, but as the same may be reduced pursuant to Section 2.15.

                  "COMMITMENT FEES":  As defined in Section 2.16(b).

                  "COMMITMENT PERCENTAGE": With respect to any Bank, the percentage equivalent of a fraction, the numerator of which is the Commitment Amount of such Bank and the denominator of which is the Aggregate Commitment Amounts.

                  "CONTINGENT DEFERRED SALES CHARGE": With respect to any Fund, the contingent deferred sales charges payable, either directly or by withholding from the proceeds of the redemption of the shares of such Fund, by the shareholders of such Fund on any redemption of shares of such Fund in accordance with the Prospectus relating to such Fund and the Rules of Fair Practice.

                  "CONTINGENT OBLIGATION": With respect to any Person at the time of any determination, without duplication, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise; provided, that the term "Contingent Obligation" shall not include endorsements for collection or deposit, in each case in the ordinary course of business.

                  "DEFAULT": Any event which, with the giving of notice (whether such notice is required under Section 7.1, or under some other provision of this Agreement, or otherwise) or lapse of time, or both, would constitute an Event of Default.

                  "EBITDA": For any period of determination, the consolidated net income of PACC before deductions for income taxes, interest expense, depreciation and amortization, all as determined in accordance with GAAP.

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                  "EBITDA  MARGIN":   For  any  Measurement  Period,  the  ratio
(expressed as a percentage) (a) EBITDA bears to (b) the total revenue of PACC and its Subsidiaries on a consolidated basis.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA AFFILIATE": Any trade or business (whether or not incorporated) that is a member of a group of which the Borrowers are a member and which is treated as a single employer under Section 414 of the Code.

                  "EURODOLLAR BUSINESS DAY": A Business Day which is also a day for trading by and between banks in United States dollar deposits in the interbank Eurodollar market and a day on which banks are open for business in New York City.

                  "EURODOLLAR RATE": With respect to each Eurodollar Rate Advance on any date of determination, the average offered rate for deposits in United States dollars (rounded upward, if necessary, to the nearest 1/16 of 1%) for delivery of such deposits for 30 days, which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time (or such other time as of which such rate appears) on such date, or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Agent may determine the rate based on rates at which 30 day United States dollar deposits are offered to the Agent in the interbank Eurodollar market for delivery in Immediately Available Funds on such date in an amount approximately equal to the Advance by the Agent to which the Eurodollar Rate is to apply (rounded upward, if necessary, to the nearest 1/16 of 1%). oReuters Screen LIBO pageo means the display designated as page oLIBOo on the Reuters Monitor Money Rate Screen (or such other page as may replace the LIBO page on such service for the purpose of displaying London interbank offered rates of major banks for United States dollar deposits).

                  "EURODOLLAR RATE ADVANCE": An Advance with respect to which the interest rate is determined by reference to the Adjusted Eurodollar Rate.

                  "EURODOLLAR RESERVE PERCENTAGE": As of any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board for determining the maximum reserve requirement (including any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by the Bank, in respect of oEurocurrency Liabilitieso as such term is defined in Regulation D of the Board. The rate of interest applicable to any outstanding Eurodollar Rate Advances shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "EVENT OF DEFAULT":  Any event described in Section 7.1.

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                  "EXCHANGE  ACT":  The  Securities  Exchange  Act of  1934,  as
amended.

                  "FIXED CHARGE COVERAGE RATIO": For any Measurement Period, the ratio that (a) EBITDA for such Measurement Period bears to (b) the sum of the Borrowers' consolidated interest expense for such Measurement Period PLUS one-fifth (1/5) of the outstanding principal balance of the Interest-bearing Indebtedness of the Borrowers and their Subsidiaries as of the last day of such Measurement Period, determined on a consolidated basis for the Borrowers and their Subsidiaries.

                  "FUND":   Each  open-end  or  closed-end   investment  company
registered under the Investment Company Act, or separate series of shares of any such company representing interests in a separate pool of Investments.

                  "FUND AGREEMENTS": All investment advisory agreements, distribution agreements and other agreements under which the Borrowers or any Subsidiary is entitled to compensation (including, without limitation, contingent deferred sales charges) for services rendered to any Fund.

                  "GAAP": Generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

                  "GUARANTEED OBLIGATIONS":  As defined in Section 9.17.

                  "GUARANTY": The guaranty of PAII, of even date herewith (as the same may be amended, modified, supplemented or restated) and any acknowledgments or affirmations thereof, or a guaranty of any other Advisory Subsidiary, in the form of Exhibit A, (as the same may be amended, modified, supplemented or restated, and any acknowledgements or affirmations thereof).

                  "HOLDING ACCOUNT": A deposit account belonging to the Agent for the benefit of the Banks into which the Borrowers may be required to make deposits pursuant to the provisions of this Agreement, such account to be under the sole dominion and control of the Agent and not subject to withdrawal by the Borrowers, with any amounts therein to be held for application toward payment of any outstanding Letters of Credit when drawn upon.

                  "IMMEDIATELY AVAILABLE FUNDS": Funds with good value on the day and in the city in which payment is received.

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                  "INDEBTEDNESS":  With respect to any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person which in accordance with GAAP should be classified upon the balance sheet of such Person as liabilities, but in any event including: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (f) all obligations of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Capitalized Lease Obligations of such Person, (h) all obligations of such Person in respect of interest rate protection agreements, (i) all obligations of such Person, actual or contingent, as an account party in respect of letters of credit or bankersAE acceptances,
(j) all obligations of any partnership or joint venture as to which such Person is or may become personally liable, and (k) all Contingent Obligations of such Person.

                  "INTEREST-BEARING INDEBTEDNESS": At the time of any determination, all Indebtedness of the Borrowers and their Subsidiaries other than current liabilities incurred in the ordinary course of business which are not indebtedness for borrowed money.

                  "INVESTMENT": The acquisition, purchase, making or holding of any stock or other security, any loan, advance, contribution to capital, extension of credit (except for trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms), any acquisitions of real or personal property (other than real and personal property acquired in the ordinary course of business) and any purchase or commitment or option to purchase stock or other debt or equity securities of or any interest in another Person or any integral part of any business or the assets comprising such business or part thereof. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "INVESTMENT ADVISERS ACT": The Investment Advisers Act of 1940, as amended.

                  "INVESTMENT COMPANY ACT": The Investment Company Act of 1940, as amended.

                  "LETTER OF CREDIT": An irrevocable stand-by letter of credit issued by the Agent pursuant to this Agreement for the account of the Borrowers.

                  "LETTER OF CREDIT FEE":  As defined in Section 2.16(c).

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                  "LETTER OF CREDIT  USAGE":  As of any date,  the sum of (a)the amount of all Unpaid Drawings PLUS (b)the amount available to be drawn under all outstanding Letters of Credit.

                  "LIEN": With respect to any Person, any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of each lessor under any Capitalized Lease), in, of or on any assets or properties of such Person, now owned or hereafter acquired, whether arising by agreement or operation of law.

                  "LOAN":  A Revolving Loan or the Term Loan.

                  "LOAN DOCUMENTS": This Agreement, the Notes, the Security Documents and the Guaranties.

                  "MAJORITY BANKS": At any time, Banks holding at least 66-2/3% of the aggregate unpaid principal amount of the Notes or, if no Loans are at the time outstanding hereunder, Banks whose Total Percentages aggregate at least 66-2/3%.

                  "MATURITY DATE": The earlier of (a) the eighth Quarterly Payment Date occurring after the Transformation Date and (b) the date on which the Obligations become due and payable pursuant to Section 7.2 hereof.

                  "MEASUREMENT PERIOD": The twelve consecutive months or four consecutive fiscal quarters, as applicable, ending on the last day of any month or fiscal quarter.

                  "MULTIEMPLOYER PLAN": A multiemployer plan, as such term is defined in Section 4001 (a) (3) of ERISA, which is maintained (on the Closing Date, within the five years preceding the Closing Date, or at any time after the Closing Date) for employees of the Borrowers or any ERISA Affiliate.

                  "NASD": The National Association of Securities Dealers, Inc., and any successor thereto or to the functions thereof.

                  "NET ASSET VALUE": With respect to any Fund, as of the date of any determination, the net asset value of such Fund computed in the manner net asset value was computed for purposes of its reports to the shareholders of such Funds.

                  "NOTE": A promissory note of the Borrowers in the form of Exhibit B.

                  "OBLIGATIONS": The Borrowers' obligations in respect of the due and punctual payment of principal and interest on the Note when and as due, whether by acceleration or otherwise and all fees (including Commitment Fees), expenses, indemnities, reimbursements and other obligations of the Borrowers

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under  this  Agreement  or any other Loan  Document,  in all cases  whether  now existing or hereafter arising or incurred.

                  "PAII":   Pilgrim  America   Investments,   Inc.,  a  Delaware
corporation.

                  "PASI":   Pilgrim   America   Securities,   Inc.,  a  Delaware
corporation.

                  "PBGC": The Pension Benefit Guaranty Corporation, established pursuant to Subtitle A of Title IV of ERISA, and any successor thereto or to the functions thereof.

                  "PERMITTED  ADVISORY  SUBSIDIARY  AGREEMENTS":  As  defined in
Section 5.12(b).

                  "PERSON": Any natural person, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "PLAN": Each employee benefit plan (whether in existence on the Closing Date or thereafter instituted), as such term is defined in Section 3 of ERISA, maintained for the benefit of employees, officers or directors of the Borrowers or of any ERISA Affiliate.

                  "PLEDGE AGREEMENTS": The Pledge Agreement of PACC and the Pledge Agreement of PAG, of even date herewith, as the same may be supplemented, amended or otherwise modified and in effect from time to time.

                  "PROHIBITED TRANSACTION": The respective meanings assigned to such term in Section 4975 of the Code and Section 406 of ERISA.

                  "PROSPECTUS": With respect to any Fund, the prospectus and related statement of additional information filed with the SEC under the Securities Act in respect of the shares of such Fund, as the same may be amended or supplemented from time to time.

                  "QUARTERLY PAYMENT DATE": The last Business Day of each of March, June, September and December.

                  "RATE PROTECTION AGREEMENTS": Any interest rate swap, cap or option agreement, or any other agreement between the Borrower and any Bank or another counterparty acceptable to the Agent pursuant to which the Borrower hedges interest rate risk with respect to a portion of its floating-rate financing.

                  "REFERENCE RATE": The rate of interest from time to time publicly announced by the Agent as its "reference rate." The Agent may lend to its customers at rates that are at, above or below the Reference Rate. For purposes of determining any interest rate hereunder or under any other Loan

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Document which is based on the Reference  Rate,  such interest rate shall change as and when the Reference Rate shall change.

                  "REFERENCE RATE ADVANCE": An Advance with respect to which the interest rate is determined by reference to the Reference Rate.

                  "REGULATORY  CHANGE":  Any change  after the  Closing  Date in federal, state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including the Banks under any federal, state or foreign laws or regulations  (whether  or  not  having  the  force  of  law)  by  any  court  or governmental or monetary authority charged with the interpretation or administration thereof.

                  "REPORTABLE EVENT": A reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, PROVIDED that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waiver in accordance with Section 412(d) of the Code.

                  "RESTRICTED PAYMENTS": With respect to the Borrowers, collectively, all dividends or other distributions of any nature (cash, securities other than common stock of the Borrowers, assets or otherwise), and all payments on any class of equity securities (including warrants, options or rights therefor) issued by the Borrowers, whether such securities are authorized or outstanding on the Closing Date or at any time thereafter and any redemption or purchase of, or distribution in respect of, any of the foregoing, whether directly or indirectly.

                  "REVOLVING LOAN":  As defined in Section 2.1(a).

                  "REVOLVING LOAN DATE": The date of the making of any Revolving Loans hereunder.

                  "REVOLVING LOAN PERIOD" The period from the Closing Date to and including the day preceding the Transformation Date, and if there is no Transformation Date, from the Closing Date to and including the date on which the Notes are paid in full, all Letters of Credit have expired or been terminated and the Commitments have expired or been terminated.

                  "RULES OF FAIR PRACTICE": The Rules of Fair Practice of the NASD, as amended, and the rules, regulations and interpretations of the NASD in respect thereto.

                  "SEC":  The  Securities  and  Exchange  Commission,   and  any
successor thereto or to the functions thereof.

                  "SECURITIES ACT":  The Securities Act of 1933, as amended.

                  "SECURITY AGREEMENTS": The Security Agreements of PAG, PAII and PASI, of even date herewith in the form of Exhibits C, D and E, respectively, any Security Agreement of an Advisory Subsidiary in the form of Exhibit D; and any Security Agreement of any other Subsidiary in the form of Exhibit E; in each case whereby the respective grantors grant to the Agent, for the benefit of the Banks, a security interest in the personal property described therein to secure the Obligations, in each case as the same may be supplemented, amended or otherwise modified and in effect from time to time.

                  "SECURITY  DOCUMENTS":  The  Security  Agreements,  the Pledge
Agreements, the Trademark Assignment and any other agreement or instrument pursuant to which the Borrowers or any other Person creates or perfects a Lien on property in favor of the Agent to secure the Obligations, in each case as amended, supplemented, restated or otherwise modified and in effect from time to time.

                  "SELLING AGENT": Each Person which acts as any subsidiary's direct or indirect distributor, underwriter, broker, dealer or agent for the shares of any Fund.

                  "SIPA": The Securities Investor Protection Act of 1970, as amended.

                  "SIPC":  The  Securities  Investor   Corporation   established
pursuant to SIPA, or any successor thereto or to the functions thereof.

                  "SUBSIDIARY": With respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power for the election of a majority of the board of directors or other Persons performing similar functions are owned by such Person either directly or through one or more Subsidiaries.

                  "TERM LOAN":  As defined in Section 2.1(b).

                  "TERM LOAN PERIOD": The period from the Transformation Date to and including the Maturity Date.

                  "TERMINATION DATE": The earliest of (a) the Transformation Date, (b) the date on which the Commitments are terminated pursuant to Section
7.2 or (c) the date on which the  Commitments  are  reduced to zero  pursuant to
Section 2.15.

                  "TOTAL OUTSTANDINGS": As of any date of determination, the sum of (a) the aggregate unpaid principal balance of Loans outstanding on such date,
(b) the Letter of Credit Usage on such date.

                  "TOTAL PERCENTAGE": With respect to any Bank, (a) prior to the Termination Date, such Bank's Commitment Percentage, and (b) from and after the

Termination Date, the percentage equivalent of a fraction, the numerator of which is the principal balance of such Bank's Loans outstanding and the denominator of which is the principal balance of all Loans outstanding.

                  "TRADEMARK ASSIGNMENT": The Collateral Assignment (Trademarks) of PAG of even date herewith, as the same may be supplemented, amended, or otherwise modified and in effect from time to time.

                  "TRANSFORMATION DATE":  July 30, 1999.

                  "U.S. BANK": U.S. Bank National Association, in its capacity as one of the Banks hereunder.

                  "UNPAID DRAWING":  As defined in Section 2.11.

                  "UNUSED REVOLVING COMMITMENT": With respect to any Bank as of any date of determination, the amount by which such Bank's Commitment Amount exceeds such Bank's Total Percentage of the Total Outstandings on such date.

                  Section 1.2 ACCOUNTING TERMS AND CALCULATIONS. Except as may be expressly provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Borrowers and the Banks agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

                  Section 1.3 COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding".

                  Section 1.4 OTHER DEFINITIONAL TERMS. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Exhibits, Schedules and like references are to this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or".

                                   ARTICLE II

                         TERMS OF THE CREDIT FACILITIES

                           PART A -- TERMS OF LENDING

                  Section 2.1  LENDING COMMITMENTS.

                           2.1(a) REVOLVING CREDIT. On the terms and subject to the conditions hereof, each Bank severally agrees to make a revolving credit facility available as loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrowers on a revolving basis at any time and from time to time from the Closing Date to the Termination Date, during which period the Borrowers may borrow, repay and reborrow in accordance with the provisions hereof, provided, that no Revolving Loan will be made in any amount which, after giving effect thereto, would cause the Total Outstandings to exceed the Aggregate Commitment Amounts. Revolving Loans hereunder shall be made by the several Banks ratably in the proportion of their respective Commitment Amounts. Revolving Loans may be obtained and maintained, at the election of the Borrowers but subject to the limitations hereof, as Reference Rate Advances or Eurodollar Rate Advances.

                           2.1(b) CONVERSION TO TERM LOAN. On the Transformation Date, provided that no Default or Event of Default has occurred and is continuing, the aggregate outstanding principal balance on such date of each Bank's Revolving Loans shall be converted into a term loan (the "Term Loan") from each Bank on the terms and subject to the conditions set forth herein. The Term Loans or portions thereof may be maintained, at the election of the Borrowers but subject to the limitations hereof, as Reference Rate Advances or Eurodollar Rate Advances.

                  Section 2.2  PROCEDURE FOR LOANS.

                           2.2(a) PROCEDURE FOR REVOLVING LOANS. On the Closing Date, each Bank shall make a Revolving Loan hereunder in an amount equal to its Commitment Percentage of the amount of loans outstanding under the Existing Credit Agreement. Any subsequent request by the Borrowers for Revolving Loans hereunder shall be made by PACC, on behalf of the Borrowers, in writing or by telephone and must be given so as to be received by the Agent not later than 12:00 noon (Minneapolis time) on the requested Revolving Loan Date. Each request for Revolving Loans hereunder shall be irrevocable and shall be deemed a representation by the Borrower that on the requested Revolving Loan Date and after giving effect to the requested Revolving Loans, the applicable conditions specified in Article III have been and will be satisfied. Each request for Revolving Loans hereunder shall specify (i) the requested Revolving Loan Date, (ii) the aggregate amount of Revolving Loans to be made on such date, which shall be in a minimum amount of $300,000 or, if more, an integral multiple thereof, (iii) whether such Revolving Loans are to be funded as Reference Rate Advances or Eurodollar Rate Advances. The Agent may rely on any telephone request for Revolving Loans hereunder which it believes in good faith to be genuine, and the Borrowers hereby waive the right to dispute the Agent's record of the terms of such telephone request. The

         Agent shall promptly notify each other Bank of the receipt of such request, the matters specified therein, and of such Bank's ratable share of the requested Revolving Loans. On the date of the requested Revolving Loans, each Bank shall provide its share of the requested Revolving Loans to the Agent in Immediately Available Funds not later than 3:00 p.m., Minneapolis time. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make available to the Borrower at the Agent's principal office in Minneapolis, Minnesota in Immediately Available Funds not later than 4:00 p.m. (Minneapolis time) on the requested Revolving Loan Date the amount of the requested Revolving Loans. If the Agent has made a Revolving Loan to the Borrower on behalf of a Bank but has not received the amount of such Revolving Loan from such Bank by the time herein required, such Bank shall pay interest to the Agent on the amount so advanced at the overnight Federal Funds rate from the date of such Revolving Loan to the date funds are received by the Agent from such Bank, such interest to be payable with such remittance from such Bank of the principal amount of such Revolving Loan (provided, however, that the Agent shall not make any Revolving Loan on behalf of a Bank if the Agent has received prior notice from such Bank that it will not make such Revolving Loan). If the Agent does not receive payment from such Bank by the next Business Day after the date of any Revolving Loan, the Agent shall be entitled to recover such Revolving Loan, with interest thereon at the rate (or rates) then applicable to the such Revolving Loan, on demand, from the Borrower, without prejudice to the Agent's and the Borrower's rights against such Bank. If such Bank pays the Agent the amount herein required with interest at the overnight Federal Funds rate before the Agent has recovered from the Borrower, such Bank shall be entitled to the interest payable by the Borrower with respect to the Revolving Loan in question accruing from the date the Agent made such Revolving Loan.

                           2.2(b) PROCEDURE FOR CONVERSION TO TERM LOAN. Not later than 12:00 noon (Minneapolis time) one Business Day prior to the Transformation Date, the Borrowers shall deliver to the Agent a written notice electing whether the Term Loans are to be funded as Eurodollar Rate Advances or Reference Rate Advances.

                  Section 2.3 NOTES. The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank in a principal amount equal to such Bank's Commitment Amount originally in effect. Upon receipt of each Bank's Notes from the Borrowers, the Agent shall mail such Notes to such Bank via overnight delivery. Each Bank shall enter in its ledgers and records the amount of each Loan, the various Advances made, converted or continued and the payments made thereon, and such Bank is authorized by the Borrowers to enter on a schedule attached to its Note a record of such Loans, Advances and payments; provided, however that the failure by any Bank to make any such entry or any error in making such entry shall not limit or otherwise affect the obligation of the Borrowers hereunder and on the Note, and, in all events, the principal amounts owing by the Borrowers in respect of the Note shall be the aggregate amount of all Loans made by such Bank less all payments of principal thereof made by the Borrowers.

                  Section 2.4 CONVERSIONS. On the terms and subject to the limitations hereof, the Borrowers shall have the option at any time and from time to time to convert all or any portion of the Advances into Reference Rate Advances or Eurodollar Rate Advances; provided, however that no Advance may be converted into a Eurodollar Rate Advance if a Default or Event of Default has occurred and is continuing on the proposed date of continuation or conversion. Advances may be converted to Eurodollar Rate Advances only in minimum amounts, as to the aggregate amount of the Advances of all Banks so converted, of $300,000 or if more, an integral multiple thereof. The Borrowers shall give the Agent written notice of any conversion of any Advances and such notice must be given so as to be received by the Agent not later than 12:00 noon (Minneapolis time) on the date of the requested conversion. Each such notice shall specify
(a) the amount to be converted, and (b) the date for the conversion (which must be a Business Day). Any notice given by the Borrower under this Section shall be irrevocable. All conversions of Advances must be made uniformly and ratably among the Banks.

                  Section 2.5 INTEREST RATES, DEFAULT INTEREST AND PAYMENTS. Interest shall accrue and be payable on the Advances as follows:

                           (a) Each Eurodollar Rate Advance shall bear interest on the unpaid principal amount thereof at a floating rate per annum equal to the sum of (A) the Adjusted Eurodollar Rate, PLUS (B) the Applicable Margin.

                           (b) Each Reference Rate Advance shall bear interest on the unpaid principal amount thereof at a floating rate per annum equal to the sum of (A) the Reference Rate, plus (B) the Applicable Margin.

                           (c) Upon the occurrence of any Event of Default each Advance shall, at the option of the Majority Banks, bear interest until paid in full at the "Default Rate," which shall be a rate per annum equal to the sum of (1) the Reference Rate, plus (2) the Applicable Margin for Reference Rate Advances, plus (3) 2.0%.

                           (d) Interest shall be payable in arrears on the Quarterly Payment Date and, with respect to any Loan, on the date such Loan becomes due and payable in full; provided that interest under
         Section 2.5(c) shall be payable on demand.

                           (e)  Interest   accrued  under  the  Existing  Credit
         Agreement through the Closing Date shall be payable on the first Quarterly Payment Date after the Closing Date.

                  Section 2.6 REPAYMENT. The unpaid principal balance of the Note, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date. In addition, the Total Outstandings on the Transformation Date shall be reduced in eight quarterly installments, each in an amount equal to one-eighth of the Total Outstandings as of the Transformation Date, on each Quarterly Payment Date beginning with the first Quarterly Payment Date after the Transformation Date. The Borrowers shall prepay the Term Loan on each Quarterly Payment date in an amount equal to the required reduction. If Letters of Credit are outstanding on the Maturity Date, or if Letters of Credit are outstanding after the Transformation Date in an amount in excess of the amount of Total Outstandings permitted to remain outstanding, the Borrowers shall deposit into the Holding Account an amount sufficient to cause the amount deposited in the Holding Account to equal the undrawn face amount of such outstanding Letters of Credit or such excess, as applicable. At any time after such deposit is made and all outstanding Obligations, other than Obligations with respect to outstanding Letters of Credit, have been paid in full, if an outstanding Letter of Credit expires or is reduced without the full amount thereof having been drawn, the Agent shall withdraw from the Holding Account and deliver to the Borrowers an amount equal to the amount by which the amount on deposit in the Holding Account exceeds the aggregate undrawn face amount of outstanding Letters of Credit (after giving effect to such expiration or reduction).

                  Section 2.7  PREPAYMENTS.

                           2.7(a) PROCEEDS OF ASSET SALES. Within one Business Day following the receipt of the proceeds of any sale of any CLO Investments, Advisory Contracts, 12b-1 Fees and the related Contingent Deferred Sales Charges, or interests therein (including but not limited to stock in Advisory Subsidiaries or other Subsidiaries) by either Borrower or any Subsidiary occurring after the Closing Date, to the extent the sum of the proceeds of all such sales received after the Closing Date, net of the actual cash expenses and taxes paid or incurred by any Borrower or any Subsidiary thereof in connection with such sales, exceeds Three Million Dollars ($3,000,000), the Borrowers shall prepay the Loans and the Aggregate Commitment Amounts shall be reduced by an amount equal to fifty percent (50%) of such excess; PROVIDED, HOWEVER that this Section 2.7(a) shall not be deemed to authorize any sale or other transfer that would otherwise be prohibited by Section 6.2.

                           2.7(b) OPTIONAL PREPAYMENTS. The Borrowers may prepay Loans, in whole or in part, at any time, without premium or penalty. Each partial prepayment shall be in an aggregate amount for all the Banks of $300,000 or an integral multiple thereof. Amounts paid (unless following an acceleration or upon termination of the Commitment) or prepaid under this Section 2.7 during the Revolving Period may be reborrowed upon the terms and subject to the conditions and limitations of this Agreement.

                           2.7(c) APPLICATION OF PREPAYMENTS. Amounts prepaid on the Loans under this Section 2.7 shall be for the account of each Bank in proportion to its share of outstanding Loans, and amounts prepaid on the Term Loans under this Section 2.7 shall be applied to the installments due on the Term Loans in the inverse order of their maturities.

                PART B -- TERMS OF THE LETTER OF CREDIT FACILITY

                  Section 2.8 LETTERS OF CREDIT. Upon the terms and subject to the conditions of this Agreement, the Agent, for the benefit of the Banks, agrees to (a) issue Letters of Credit for the account of the Borrowers from time to time during the Revolving Loan Period in such amounts as the Borrowers shall request, and (b) renew existing Letters of Credit during the Term Loan Period, in each case in an amount not exceeding the lesser of (i) the amount of the Letter of Credit being renewed, and (ii) the amount of the Total Outstandings permitted to remain outstanding on the date of such renewal; provided that no Letter of Credit will be issued or renewed in any amount which, after giving effect to such issuance or renewal, would cause (A) Total Outstandings to exceed the Commitment Amount during the Revolving Loan Period, or the amount of Total Outstandings permitted to remain outstanding under Section 2.6 during the Term Loan Period, or (B) the Letter of Credit Usage to exceed $5,000,000.

                  Section 2.9 PROCEDURES FOR LETTERS OF CREDIT. Each request for a Letter of Credit shall be made by PACC, on behalf of the Borrowers, in writing, by telex, facsimile transmission or electronic conveyance received by the Agent by 2:00 p.m., Minneapolis time, on a Business Day which is not less than one Business Day preceding the requested date of issuance (which shall also be a Business Day). Each request for a Letter of Credit shall be deemed a representation by the Borrowers that on the date of issuance of such Letter of Credit and after giving effect thereto the applicable conditions specified in
Article III have been and will be satisfied. The Agent may require that such request be made on such letter of credit application and reimbursement agreement form as the Agent may from time to time specify, along with satisfactory evidence of the authority and incumbency of the officials of the Borrowers making such request. The Agent shall promptly notify the other Banks of the receipt of the request and the matters specified therein. On the date of each issuance of a Letter of Credit the Agent shall send notice to the other Banks of such issuance.

                  Section 2.10 TERMS OF LETTERS OF CREDIT. Letters of Credit shall be issued in support of obligations of the Borrowers, other than obligations relating to borrowing money or obtaining other financing, incurred in the ordinary course of business. No Letter of Credit may have a term longer than 12 months, except as otherwise agreed by the Borrowers and the Majority Banks.

                  Section 2.11 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. If the Agent has received documents purporting to draw under a Letter of Credit that the Agent believes conform to the requirements of the Letter of Credit, or if the Agent has decided that it will comply with the Borrowers' written or oral request or authorization to pay a drawing on any Letter of Credit that the Agent does not believe conforms to the requirements of the Letter of Credit, it will notify the Borrowers of that fact. The Borrowers shall reimburse the Agent by 9:30 a.m. (Minneapolis time) on the day on which such drawing is to be paid in Immediately Available Funds in an amount equal to the amount of such drawing. Any amount by which the Borrowers have failed to reimburse the Agent for the full amount of such drawing by 10:00 a.m. on the date on which the Agent in its notice indicated that it would pay such drawing, until reimbursed from the proceeds of Loans pursuant to Section 2.14 or out of funds available in the Holding Account, is an "Unpaid Drawing."

                  Section 2.12 OBLIGATIONS ABSOLUTE. The obligation of the Borrowers under Section 2.11 to repay the Agent for any amount drawn on any Letter of Credit and to repay the Agent for any Advances made under Section 2.14 to cover Unpaid Drawings shall be absolute, unconditional and irrevocable, shall continue for so long as any Letter of Credit is outstanding notwithstanding any termination of this Agreement, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                  (a) Any lack of validity or enforceability of any Letter of Credit;

                  (b) The existence of any claim, setoff, defense or other right which the Borrowers may have or claim at any time against any beneficiary, transferee or holder of any Letter of Credit (or any Person for whom any such beneficiary, transferee or holder may be acting), the Agent, any Bank, or any other Person, whether in connection with a Letter of Credit, this Agreement, the transactions contemplated hereby, or any unrelated transaction; or

                  (c) Any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever.

Neither the Agent nor any Bank nor officers, directors or employees of any thereof shall be liable or responsible for, and the obligations of the Borrowers to the Agent and the Banks shall not be impaired by:

                  (i) The use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary, transferee or holder thereof in connection therewith;

                  (ii) The validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents or endorsements should, in fact, prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                  (iii) The acceptance by the Agent of documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; or

                  (iv) Any other action of the Agent in making or failing to make payment under any Letter of Credit if in good faith and in conformity with U.S. or foreign laws, regulations or customs applicable thereto.

Notwithstanding the foregoing, the Borrowers shall have a claim against the Agent, and the Agent shall be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrowers which the Borrowers prove were caused by the agent's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms thereof.

                  Section 2.13 INCREASED COST FOR LETTERS OF CREDIT. If any Regulatory Change shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by the Agent or any Bank's obligation to make Loans to cover Unpaid Drawings, or (b) shall impose on any Bank any other conditions affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to the Agent or any Bank of issuing or maintaining any Letter of Credit, or reduce the amount of any sum received or receivable by the Agent or any Bank hereunder, then, upon demand (which demand shall be given by the Agent or Bank promptly after it determines such increased cost or reduction), the Borrowers shall pay to the Agent or such Bank the additional amount or amounts as will compensate the Agent or such Bank for such increased cost or reduction. A certificate submitted to the Borrowers by the Agent or a Bank setting forth the basis for the determination of such additional amount or amounts necessary to compensate the Bank as aforesaid shall be conclusive and binding on the Borrowers absent error. Failure on the part of the Agent or a Bank to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any period shall not constitute a waiver of the Agent's or that Bank's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent period.

                                PART C -- GENERAL

                  Section 2.14 LOANS TO COVER UNPAID DRAWINGS. Whenever any Unpaid Drawing exists for which there are not then funds in the Holding Account to cover the same, the Agent shall give the other Banks notice to that effect, specifying the amount thereof, in which event each Bank is authorized (and the Borrowers hereby so authorize each Bank) to, and shall, make a Revolving Loan or, after the Transformation Date, increase the Term Loan to the Borrowers in an amount equal to such Bank's Revolving Percentage of the amount of the Unpaid Drawing. The Agent shall notify each Bank by 11:00 a.m. (Minneapolis time) on the date such Unpaid Drawing occurs of the amount of the Loan to be made by such Bank. Notices received after such time shall be deemed to have been received on the next Business Day. Each Bank shall then make such Loan (regardless of noncompliance with the applicable conditions precedent specified in Article III hereof and regardless of whether an Event of Default then exists) and each Bank shall provide the Agent with the proceeds of such Revolving Loan in Immediately Available Funds, at the office of the Agent, not later than 2:00 p.m. (Minneapolis time) on the day on which such Bank received such notice. The Agent shall apply the proceeds of such Loan directly to reimburse itself for such Unpaid Drawing. If any portion of any such amount paid to the Agent should be recovered by or on behalf of the Borrower from the Agent in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared between and among the Banks in the manner contemplated by Section 8.11 hereof. If at the time the Banks makes Loans pursuant to the provisions of this Section, the applicable conditions precedent specified in Article III shall not have been satisfied, the Borrowers shall pay to the Agent for the account of the Banks interest on the funds so advanced at a floating rate per annum equal to the sum of the Reference Rate plus the Applicable Margin plus two percent (2.00%). If for any reason any Bank is unable to make a Loan to the Borrower to reimburse the Agent for an Unpaid Drawing, then such Bank shall immediately purchase from the Agent a risk participation in such Unpaid Drawing, at par, in an amount equal to such Bank's Commitment Percentage of the Unpaid Drawing (before deducting the amount of any Commitment Loans made by other Banks to reimburse the Agent for such Unpaid Drawing). In consideration of and in furtherance of the foregoing, each Bank hereby unconditionally and absolutely agrees to pay to the Agent, for the Agent's own account, such Bank's Commitment Percentage of each Unpaid Drawing (before deducting the amount of any Loans made by other Banks to reimburse the Agent for such Unpaid Drawing). The Agent shall promptly notify each Bank that is unable to make a Loan to reimburse the Agent for an Unpaid Drawing of that Bank's Commitment Percentage of such Unpaid Drawing. Each Bank shall pay to the Agent, not later than 2:00 p.m. (Minneapolis time) on the date it receives such notice, such Bank's Commitment Percentage of such Unpaid Drawing.

                  Section 2.15 OPTIONAL REDUCTION OF AGGREGATE COMMITMENT AMOUNTS OR TERMINATION OF COMMITMENT. The Borrowers may, at any time, upon not less than thirty days prior written notice to the Agent, reduce the Aggregate Commitment Amounts ratably, with any such reduction in a minimum amount for all the Banks of $5,000,000, or, if more, in an integral multiple of $1,000,000; PROVIDED, HOWEVER, that the Borrowers may not at any time reduce the Aggregate Commitment Amounts below the Total Outstandings. The Borrowers may, at any time when there are no Letters of Credit outstanding, upon not less than thirty days prior written notice to the Agent, terminate the Commitments in their entirety.

                  Section 2.16  FEES.

                           2.16(a) AGENT FEES. The Borrowers shall pay to the Agent fees (the "Agent Fees") in accordance with a letter agreement between the Borrowers and the Agent.

                           2.16(b) COMMITMENT FEE. The Borrowers shall pay to the Agent, for the account of each Bank, fees (the "Commitment Fees") in an amount determined by applying a rate of thirteen and one-half one hundredths of one percent (.135%) per annum to the average daily Unused Revolving Commitment of such Bank for the period from the Closing Date to the Termination Date. Such Commitment Fees are payable in arrears on each Quarterly Payment Date and on the Termination Date.

                           2.16(c) LETTER OF CREDIT FEES. The Borrower shall pay to the Agent for the account of the Banks, quarterly in arrears on each Quarterly Payment Date and on the Maturity Date, a fee (a "Letter of Credit Fee") in an amount determined by applying the Applicable Margin for Eurodollar Rate Advances to the average daily outstanding face amount of each Letter of Credit during the period of three months ending on such Quarterly Payment Date or the period ending on the Maturity Date. In addition to the Letter of Credit Fee, the Borrower shall pay to the Agent, for its own account, for each Letter of Credit
         (a) on demand, all issuance, amendment, drawing and other fees regularly charged by the Agent to its letter of credit customers, (b) on each Quarterly Payment Date and on the Maturity Date, a fronting fee determined by applying a per annum rate of one-tenth of one percent (0.10%) to the average daily outstanding face amount of such Letter of Credit during the period of three months ending on such Quarterly Payment Date or the period ending on the Maturity Date, and (c) on demand, all out-of-pocket expenses incurred by the Agent in connection with the issuance, amendment, administration or payment of any Letter of Credit.

                  Section 2.17 COMPUTATION. Commitment Fees, Letter of Credit Fees and interest on the Loans shall be computed on the basis of actual days elapsed and a year of 360 days.

                  Section 2.18 PAYMENTS. Payments and prepayments of principal of, and interest on, the Note and all fees, expenses and other obligations under this Agreement payable to the Agent or the Banks shall be made without setoff or counterclaim in Immediately Available Funds not later than 3:00 p.m. (Minneapolis time) on the dates called for under this Agreement to the Agent at its main office in Minneapolis, Minnesota. Funds received after such time shall be deemed to have been received on the next Business Day. The Agent will promptly distribute in like funds to each Bank its ratable share of each such payment of principal, interest, Commitment Fees and Letter of Credit Fees by the Agent for the account of the Banks. Whenever any payment to be made hereunder or on the Notes shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time, in the case of a payment of principal, shall be included in the computation of any interest on such principal payment.

                  Section 2.19 USE OF LOAN PROCEEDS. The proceeds of the Revolving Loans shall be used by the Borrowers and the Subsidiaries for their general business purposes in a manner not in conflict with any of the Borrowers' covenants in this Agreement.

                  Section 2.20 INTEREST RATE NOT ASCERTAINABLE, ETC. If, on or prior to the date for determining the Adjusted Eurodollar Rate for any Eurodollar Rate Advance, any Bank determines in good faith (which determination shall be conclusive and binding, absent error) that:

                  (a) deposits in dollars (in the applicable amount) are not being made available to such Bank in the relevant market, or

                  (b) the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to such Bank of funding or maintaining Eurodollar Rate Advances,

such Bank shall promptly give notice to the Borrower and the Agent of such determination, whereupon the obligation of such Bank to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist. While any such suspension continues, all further Advances by such Bank shall be made as Reference Rate Advances. No such suspension shall affect the interest rate then in effect for any Eurodollar Rate Advance outstanding at the time such suspension is imposed.

                  Section 2.21  INCREASED COST.  If any Regulatory Change:

                           (a) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Eurodollar Rate Advances, its Notes or its obligation to make Eurodollar Rate Advances or shall change the basis of taxation of payment to any Bank (or its Applicable Lending Office) of the principal of or interest on its Eurodollar Rate Advances or any other amounts due under this Agreement in respect of its Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances (except for changes in the rate of tax on the overall net income of such Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank's principal office or Applicable Lending Office is located); or

                           (b) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board, but excluding with respect to any Eurodollar Rate Advance any such requirement to the extent included in calculating the applicable Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, any bank's Applicable Lending Office or shall impose on any Bank (or its Applicable Lending Office) or the interbank Eurodollar market any other condition affecting its Eurodollar Rate Advances, its Notes or its obligation to make Eurodollar Rate Advances;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Eurodollar Rate Advance, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Notes, then, within 30 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction. Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section, setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of error. In determining such amount, each Bank shall use reasonable averaging and attribution methods. Failure on the part of any Bank to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any Eurodollar Rate Advance shall not constitute a waiver of such bank's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent period. No Bank shall be entitled to compensation otherwise payable under this Section 2.21 for any period more than six months prior to the date on which the Bank first notifies the Borrower of the change resulting in the increased cost.

                  Section 2.22 ILLEGALITY. If any Regulatory Change shall make it unlawful or impossible for any Bank to make, maintain or fund any Eurodollar Rate Advances, such Bank shall notify the Borrower and the Agent, whereupon the obligation of such Bank to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist. Before giving any such notice, such Bank shall designate a different Applicable Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank determines that it may not lawfully continue to maintain any Eurodollar Rate Advances, all of the affected Advances shall be automatically converted to Reference Rate Advances as of the date of such bank's notice, and upon such conversion the Borrower shall indemnify such Bank in accordance with Section 9.12.

                  Section 2.23 CAPITAL ADEQUACY. In the event that any Regulatory Change reduces or shall have the effect of reducing the rate of return on any bank's capital or the capital of its parent corporation (by an amount such Bank deems material) as a consequence of its Commitments and/or its Loans to a level below that which such Bank or its parent corporation could have achieved but for such Regulatory Change (taking into account such bank's policies and the policies of its parent corporation with respect to implementing capital adequacy requirements), then the Borrower shall, within 30 days after written notice and demand from such Bank (with a copy to the Agent), pay to such Bank additional amounts sufficient to compensate such Bank or its parent corporation for such reduction. Any determination by such Bank under this Section and any certificate as to the amount of such reduction given to the Borrower by such Bank shall be final, conclusive and binding for all purposes, absent error. No Bank shall be entitled to compensation otherwise payable under this Section 2.23 for any period more than six months prior to the date on which the Bank first notifies the Borrower of the change resulting in the reduced rate of return.

                  Section 2.24   WITHHOLDING TAXES.

                  (a) BANKS TO SUBMIT FORMS. Each Bank represents to the Borrowers and the Agent that, as of the date it becomes a Bank and at all times thereafter, it is either (i) a corporation organized under the laws of the United States or any State thereof or (ii) entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made pursuant to this Agreement (x) under an applicable provision of a tax convention to which the United States is a party or (y) because it is acting through a branch, agency or office in the United States and any payment to be received by it hereunder is effectively connected with a trade or business in the United States. Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrowers and the Agent, on or before the later of the Closing Date or the day on which such Bank becomes a Bank, duly completed and signed copies of either Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all payments to be received by such Bank hereunder) or Form 4224 (relating to all payments to be received by such Bank hereunder) of the United States Internal Revenue Service. Thereafter and from time to time, each such Bank shall submit to the Borrowers and the Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor Forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) reasonably requested by the Borrowers or the Agent and (ii) required and permitted under then-current United States law or regulations to avoid United States withholding taxes on payments in respect of all payments to be received by such Bank hereunder. Upon the request of the Borrowers or the Agent, each Bank that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrowers and the Agent a certificate in such form as is reasonably satisfactory to the Borrowers and the Agent to the effect that it is such a United States person.

                  (b) INABILITY OF A BANK. If any Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) determines that, as a result of any Regulatory Change, the Borrowers are required by law or regulation to make any deduction, withholding or backup withholding of any taxes, levies, imposts, duties, fees, liabilities or similar charges of the United States of America, any possession or territory of the United States of America (including the Commonwealth of Puerto Rico) or any area subject to the jurisdiction of the United States of America ("U.S. TAXES") from any payments to a Bank pursuant to any Loan Document in respect of the

Obligations payable to such Bank then or thereafter outstanding, the amount payable will be increased to the amount which, after deduction from such increased amount of all U.S. Taxes required to be withheld or deducted therefrom, will yield the amount required under any Loan Document to be paid with respect thereto; PROVIDED, that the Borrowers shall not be required to pay any additional amount pursuant to this Section 2.24(b) to any Bank (i) that is not, either on the date this Agreement is executed by such Bank or on the date such Bank becomes such under Section 9.6(c), either (x) entitled to submit Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all payments to be received by such Bank hereunder) or Form 4224 (relating to all payments to be received by such Bank hereunder) or (y) a United States person (as such term is defined in Section 7701(a)(30) of the Code), or
(ii) that has failed to submit any form or certificate that it was required to file pursuant to subsection (a) and entitled to file under applicable law or
(iii) arising from such bank's failure to comply with any certification, identification or other similar requirement under United States income tax laws or regulations (including backup withholding) to establish entitlement to exemption from such U.S. Taxes; and PROVIDED, FURTHER, that if a Bank, as a result of any amount paid by the Borrowers to such Bank pursuant to this Section 2.24, shall realize a tax credit or refund, which tax credit or refund would not have been realized but for the borrowers payment of such amount, such Bank shall pay to the Borrowers an amount equal to such tax credit or refund. Each Bank may determine the portion, if any, of any tax credit or refund attributable to the Borrowers' payments using such attribution and accounting methods as such Bank reasonably selects, and such bank's determination of the portion of any tax credit or refund attributable to the borrower's payments shall be conclusive in the absence of manifest error. The obligation of the Borrowers under this
Section 2.24(b) shall survive the payment in full of the Obligations and the termination of the Commitments of such Bank.

                  (c) SUBSTITUTION OF BANK. In the event either Borrower is required pursuant to this Section 2.24 to pay any additional amount to any Bank, such Bank shall, if no Event of Default has occurred and is continuing, upon the request of such Borrower to such Bank and the Agent, assign, pursuant to and in accordance with the provisions of Section 9.6, all of its rights and obligations under this Agreement and under the Notes to another Bank or an Assignee selected by the Borrower and reasonably satisfactory to the Agent, in consideration for
(i) the payment by such assignee to the assigning Bank of the principal of, and interest accrued and unpaid to the date of such assignment on, the Note or Notes of such Bank, (ii) the payment by such Borrower to the assigning Bank of any and all other amounts owing to such Bank under any provision of this Agreement accrued and unpaid to the date of such assignment and (iii) such borrower's release of the assigning Bank from any further obligation or liability under this Agreement. Notwithstanding anything to the contrary in this Section 2.24(c), in no event shall the replacement of any Bank result in a decrease in the aggregate Commitments without the written consent of the Majority Banks.

                  Section 2.25 EXTENSION OF TRANSFORMATION DATE. The Borrowers may, in an amendment in writing signed by the Majority Banks, extend the Transformation Date; provided, however, that if one or more Banks does not approve the extension of the Transformation Date, the Borrowers may at any time thereafter prior to the Transformation Date previously in effect, in its sole discretion, require the assignment of such bank's rights and delegation of such bank's obligations under the Loan Documents, pursuant to Section 9.6 to any other Bank or another assignee selected by the Borrowers and acceptable to the Agent that is willing to agree to such extension, in consideration for (i) the payment by such assignee to the assigning Bank of the principal of, and interest accrued and unpaid to the date of such assignment on, the Note of such Bank,
(ii) the payment by the Borrowers to the assigning Bank of any and all fees owing to such Bank under any provision of this Agreement accrued and unpaid to the date of such assignment and (iii) the Borrowers' release of the assigning Bank from any further obligation or liability under its Commitment. The Transformation Date shall be extended with respect to all Banks that have approved the extension and all such assignees. The Transformation Date shall be deemed to have occurred with respect to any Bank that has not approved the extension and whose Loans and Commitment have not been assigned as described above, and the outstanding principal balance of the Loans made by each such Bank that has not approved the extension or assigned its Loans and Commitment shall be payable as provided in Section 2.6 for Term Loans. On such date, the Aggregate Commitment Amounts listed on Schedule 1.1 shall be reduced to reflect the termination of such Banks' Commitments.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

                  Section 3.1 CONDITIONS PRECEDENT TO THE INITIAL REVOLVING LOAN. The making of the initial Revolving Loan and the issuance of the initial Letter of Credit shall be subject to the prior or simultaneous fulfillment of the following conditions:

                           3.1(a) DOCUMENTS. The Agent shall have received the following in sufficient counterparts (except for the Notes) for each
         Bank:

                           (i) A Note, drawn to the order of each Bank, and executed by the Borrowers and dated the date of this Agreement.

                           (ii) Security Agreements executed by PAG, PAII and PASI, respectively.

                           (iii) Pledge Agreements, in the form of Exhibits F and G, executed by the Borrowers.

                           (iv) A Guaranty executed by PAII.

                           (v) A Trademark Assignment, in the form of Exhibit H, executed by PAG.

                           (vi) Copies of the corporate resolutions of PAG, PAII, PASI and PACC authorizing the execution, delivery and performance of the Loan Documents to which each of them is a party, certified as of the Closing Date by the respective Secretary or an Assistant Secretary of PAG, PAII, PASI and PACC.

                           (vii) Incumbency certificates showing the names and titles and bearing the signatures of the officers of PAG, PAII, PASI and PACC authorized to execute the Loan Documents to which each of them is a party and, in the case of each Borrower, to request Loans and conversions and continuations of Advances hereunder, certified as of the Closing Date by the respective Secretary or an Assistant Secretary of PAG, PAII, PASI and PACC.

                           (viii) A certificate of the Secretary or Assistant Secretary of each of PAG, PACC, PAII and PASI certifying their respective Certificates of Incorporation and Bylaws.

                           (ix) Long-form certificates of good standing for PAG,
         PAII, PASI and PACC in the respective jurisdictions of their incorporation and in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary, certified by the appropriate governmental officials as of a date not more than thirty (30) days prior to the Closing Date.

                           (x) A certificate dated the Closing Date of the chief
         executive   officer  or  chief  financial   officer  of  the  Borrowers
         certifying that:

                                    (A) All  representations  and warranties set
                  forth in Article IV are true and correct as of the Closing Date, and

                                    (B) On the Closing Date, after giving effect
                  to the making of the initial Revolving Loan, no Event of Default or Default shall have occurred or will exist.

                           (xi)  Evidence  of  compliance   with  the  insurance
         requirements of Section 5.3.

                           (xii) A copy of a letter (in form and substance acceptable to the Agent) from the Borrower to KPMG Peat Marwick concerning the agent's and the banks reliance on financial statements audited by such accountants and appraising KPMG Peat Marwick of such reliance.

                           (xiii) A written opinion of Bryan Cave LLP, counsel to the Borrowers, PAII and PASI, addressed to the Agent and dated the Closing Date, covering the matters set forth in Exhibit I hereto.

                          3.1(b) ADDITIONAL CONDITIONS. The following conditions shall exist:

                           (i) The Borrowers shall have performed and complied with all agreements, terms and conditions contained in this Agreement required to be performed or complied with by the Borrowers prior to or simultaneously with the Closing Date.

                           (ii) The Agent shall have received for itself, and, as applicable, for the account of the Banks, (A) the Agent Fee and (B) all fees and other amounts due and payable by the Borrowers on or prior to the Closing Date, including the reasonable fees and expenses of counsel to the Agent payable pursuant to Section 8.2.

                           3.1(c) SECURITY DOCUMENTS. All Security Documents (or financing statements with respect thereto) shall have been appropriately filed or recorded to the satisfaction of the Agent; any pledged collateral (together with stock powers and other instruments of assignment, as applicable) shall have been duly delivered to the Agent; and the priority and perfection of the Liens created by the Security Documents shall have been established to the satisfaction of the Agent and its counsel.

                  Section 3.2 CONDITIONS PRECEDENT TO ALL LOANS AND LETTERS OF CREDIT. The obligation of the Banks to make any Loans or of the Agent to issue any Letters of Credit hereunder shall be subject to the fulfillment of the following conditions:

                           3.2(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV shall be true and correct on and as of each Revolving Loan Date, with the same force and effect as if made on such date.

                           3.2(b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on any Revolving Loan Date, or will exist after giving effect to the Loans made on such date.

                           3.2(c) NOTICES AND REQUESTS. The Agent shall have received the Borrowers' request for such Revolving Loan as required under Section 2.2, or the Borrowers' request for the issuance of such Letter of Credit as required under Section 2.9.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Banks to enter into this Agreement and to make Loans hereunder, and to induce the Agent to issue and the Banks to participate in Letters of Credit, the Borrowers represent and warrant to the Banks:

                  Section 4.1 ORGANIZATION, STANDING, ETC. Each Borrower is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to perform its obligations under the Loan Documents to which it is a party. Each Subsidiary is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party, and to perform its obligations under the Loan Documents to which it is a party. Each of the Borrowers and each of their Subsidiaries (a) holds all certificates of authority, licenses and permits necessary to carry on the business as now conducted in each jurisdiction in which it is carrying on such business, except where the failure to hold such certificates, licenses or permits would not have a material adverse effect on the business, operations, property, assets or condition, financial or otherwise, of the Borrowers and the Subsidiaries taken as a whole, and (b) is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it make such qualification necessary and the failure so to qualify would permanently preclude such Borrower or Subsidiary from enforcing its rights with respect to any assets or expose such Borrower or Subsidiary to any liability, which in either case would be material to the Borrowers and the Subsidiaries taken as a whole. PASI is duly registered with the SEC as a broker-dealer, is a member in good standing of the NASD, and is not in arrears with respect to any assessment made on it by the SIPC. Each Advisory Subsidiary is duly registered with the SEC as an investment adviser. PASI maintains procedures and internal controls reasonably adapted to insure that it does not extend or maintain credit to or for its customers other than in accordance with the provisions of Regulation T of the Board, and officers of PASI regularly supervise its activities and the activities of employees of PASI to reasonably ensure that PASI does not extend or maintain credit to or for customers other than in accordance with the provisions of Regulation T of the Board.

                  Section  4.2  AUTHORIZATION   AND  VALIDITY.   The  execution,
delivery and performance by each of the Borrowers and each Subsidiary of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action, and Loan Documents when executed will constitute the legal, valid and binding obligations of the Borrowers and each Subsidiary, enforceable against each of them in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors rights generally and general principles of equity.

                  Section 4.3 NO CONFLICT; NO DEFAULT. The execution, delivery and performance by the Borrowers and each Subsidiary of the Loan Documents to which each of them is a party will not (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Borrowers and such Subsidiary, (b) violate or contravene any provision of the Certificate of Incorporation or bylaws of the Borrowers or any such Subsidiary, or (c) result in a breach of or constitute a default under any agreement, lease or instrument to which the Borrowers or any such Subsidiary is a party or by which they or any of their properties may be bound or result in the creation of any Lien thereunder. None of the Borrowers or any Subsidiary is in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrowers and their Subsidiaries taken as a whole. Without limiting the foregoing, the Borrowers and each Subsidiary are in compliance with all applicable capital requirements of all governmental authorities applicable to them, including, without limitation, Rule 15c3-1 under the Exchange Act, as the same is modified with respect to PASI in accordance with the undertaking outlined in paragraph 2 of the letter dated March 2, 1995 from PASI to the NASD District Committee for District No. 2, and as the same may be further modified from time to time by the NASD.

                  Section 4.4 GOVERNMENT CONSENT. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Borrowers or any Subsidiary to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents, except for any necessary filing or recordation of or with respect to any of the Security Documents.

                  Section 4.5 FINANCIAL STATEMENTS AND CONDITION. The audited consolidated financial statements of each of the Borrowers, as at September 30, 1997, and the unaudited financial statements of each of the Borrowers as at March 31, 1998, as heretofore furnished to the Banks, have been prepared in accordance with GAAP on a consistent basis (except for the absence of footnotes and subject to year-end audit adjustments as to the interim statements) and fairly present the financial condition of each Borrower and its Subsidiaries as at such dates and the results of their operations and changes in financial position for the respective periods then ended. As of the dates of such financial statements, neither Borrower nor any Subsidiary had any material obligation, contingent liability, liability for taxes or long-term lease obligation which is not reflected in such financial statements or in the notes thereto. Since September 30, 1997, there has been no material adverse change in the business, operations, property, assets or condition, financial or otherwise, of either Borrower and its Subsidiaries taken as a whole.

                  Section 4.6 LITIGATION. Except as described on Schedule 4.6, there are no actions, suits or proceedings pending or, to the knowledge of the Borrowers, threatened against or affecting the Borrowers or any Subsidiary, or any of their properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Borrowers or any Subsidiary, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrowers and the Subsidiaries taken as a whole or on the ability of either Borrower or any Subsidiary to perform its obligations under the Loan Documents.

                  Section 4.7 ERISA. Each Plan is in substantial compliance with all applicable requirements of ERISA and the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. No Reportable Event has occurred and is continuing with respect to any Plan. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would reasonably be expected to result in the institution of proceedings to terminate any Plan under Section 4042 of ERISA. With respect to each Plan subject to Title IV of ERISA, as of the most recent valuation date for such Plan, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Banks) of such plan's projected benefit obligations did not exceed the fair market value of such plan's assets.

                  Section 4.8 FEDERAL RESERVE REGULATIONS. Neither of the Borrowers and no Subsidiary is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board). The value of all margin stock owned by either of the Borrowers does not constitute more than 25% of the value of the assets of that Borrower.

                  Section 4.9 TITLE TO PROPERTY; LEASES; LIENS; SUBORDINATION. Each of the Borrowers and each of their Subsidiaries has (a) good and marketable title to its real properties and (b) good and sufficient title to, or valid, subsisting and enforceable leasehold interest in, its other material properties, including all real properties (other than property disposed of since the date of such financial statements in the ordinary course of business). None of such properties is subject to a Lien, except as allowed under Section 6.12. Neither of the Borrowers and no Subsidiary has subordinated any of their rights under any obligation owing to them to the rights of any other person.

                  Section 4.10 TAXES. The Borrowers and their Subsidiaries have filed all federal, state and local tax returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or any of its property and all other taxes, fees and other charges imposed on it or any of its property by any governmental authority (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrowers). The charges, accruals and reserves on the books of the Borrowers in respect of taxes and other governmental charges are adequate and the Borrowers know of no proposed material tax assessment against the Borrowers, any Subsidiary or any of their assets or of any basis therefor.

                  Section 4.11 TRADEMARKS, PATENTS. The Borrowers and their Subsidiaries possess or have the right to use all of the patents, trademarks, trade names, service marks and copyrights, and applications therefor, and all technology, know-how, processes, methods and designs used in or necessary for the conduct of their business, without known conflict with the rights of others.

                  Section 4.12 BURDENSOME RESTRICTIONS. Neither of the Borrowers and no Subsidiary is a party to or otherwise bound by any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter, corporate or partnership restriction which would foreseeably have a material adverse effect on the business, properties, assets, operations or condition (financial or otherwise) of the Borrowers and the Subsidiaries taken as a whole or on the ability of the Borrowers and the Subsidiaries to carry out their obligations under any Loan Document.

                  Section 4.13 FORCE MAJEURE. Since the date of the most recent financial statement referred to in Section 4.5, the business, properties and other assets of the Borrowers and the Subsidiaries have not been materially and adversely affected in any way as the result of any fire or other casualty, strike, lockout, or other labor trouble, embargo, sabotage, confiscation, condemnation, riot, civil disturbance, activity of armed forces or act of God.

                  Section 4.14 INVESTMENT COMPANY ACT. Neither of the Borrowers and no Subsidiary is an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  Section 4.15 PUBLIC UTILITY HOLDING COMPANY ACT. Neither of the Borrowers and no Subsidiary is a "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a holding company or of a subsidiary company of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 4.16  RETIREMENT  BENEFITS.  Except as required  under
Section 4980B of the Code, Section 601 of ERISA or applicable state law, neither of the Borrowers and no Subsidiary is obligated to provide post-retirement medical or insurance benefits with respect to employees or former employees.

                  Section 4.17 SUBSIDIARIES. Schedule 4.17 sets forth as of the date of this Agreement a list of all Subsidiaries and the number and percentage of the shares of each class of capital stock owned beneficially or of record by the Borrowers or any Subsidiary therein, and the jurisdiction of incorporation of each Subsidiary.

                  Section 4.18 FUND AGREEMENTS. Schedule 4.18 sets forth as of the date of this agreement, a list of all Funds for which PAII acts as investment adviser or PASI acts as principal distributor, a list of all related Fund Agreements, and a list of all issuers of Collateralized Loan Obligations for which PAII manages, services and advises the issuer with respect to the pool of commercial loans, high-yield bonds and emerging market obligations securing or otherwise backing such Collateralized Loan Obligations. All Fund Agreements are in full force and effect.

                  Section 4.19 MILLENNIUM COMPLIANCE. The Borrowers have reviewed and assessed their business operations and computer systems with respect to the "year 2000 problem" (that is, that computer applications and equipment used by the Borrowers, directly or indirectly through third parties, may not be able to properly perform date-sensitive functions before, during and after January 1, 2000) and, based on that review and assessment, the Borrowers have no reason to believe that the year 2000 problem will result in a material adverse change on the business, condition (financial or otherwise), operations or prospects of the Borrowers and their Subsidiaries taken as a whole, or on the Borrowers' ability to repay the Banks.

                  Section 4.20 FULL DISCLOSURE. Subject to the following sentence, neither the financial statements referred to in Section 4.5 nor any other certificate, written statement, exhibit or report furnished by or on behalf of the Borrowers in connection with or pursuant to this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading. Certificates or statements furnished by or on behalf of the Borrowers to the Banks consisting of projections or forecasts of future results or events have been prepared in good faith and based on good faith estimates and assumptions of the management of the Borrowers, and the Borrowers have no reason to believe that such projections or forecasts are not reasonable.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  Until any obligation of the Banks hereunder to make Loans or of the Agent hereunder to issue Letters of Credit shall have expired or been terminated, no Letter of Credit remains outstanding and the Note and all of the other Obligations have been paid in full, unless the Majority Banks shall otherwise consent in writing:

                  Section 5.1 FINANCIAL STATEMENTS AND REPORTS. The Borrowers will furnish to the Banks:

                           5.1(a) As soon as available and in any event within ninety days after the end of each fiscal year of the Borrowers, the consolidated financial statements of each of the Borrowers and its respective Subsidiaries consisting of at least statements of income, cash flow and changes in stockholders equity, and a consolidated balance sheet as at the end of such year, setting forth in each case in comparative form corresponding figures from the previous annual audit, certified without qualification by KPMG Peat Marwick or other independent certified public accountants of recognized national standing selected by the Borrowers and acceptable to the Agent, together with any management letters, management reports or other supplementary written comments or reports to the Borrowers or their boards of directors furnished by such accountants.

                           5.1(b) Together with the audited financial statements required under Section 5.1(a), a statement by the accounting firm performing such audit to the effect that it has reviewed this Agreement and that in the course of performing its examination nothing came to its attention that caused it to believe that any Default or Event of Default exists, or, if such Default or Event of Default exists, describing its nature.

                           5.1(c) As soon as available and in any event within forty-five days after the end of each March, June, September and December, and thirty days after the end of each other month, unaudited consolidated statements of income, cash flow and changes in stockholders equity for each of the Borrowers and its respective Subsidiaries for such month and for the period from the beginning of such fiscal year to the end of such month, and a consolidated balance sheet of each of the Borrowers as at the end of such month, setting forth in comparative form figures for the corresponding period for the preceding fiscal year, accompanied by a certificate signed by the chief financial officers of each of the Borrowers stating that such financial statements present fairly the financial condition of the Borrowers and the Subsidiaries and that the same have been prepared in accordance with GAAP.

                           5.1(d) Together with the unaudited financial statements required under Section 5.1(c), (i) a compliance certificate signed by the chief financial officers of each of the Borrowers demonstrating in reasonable detail compliance (or noncompliance, as the case may be) with Sections 6.10(h) and 6.13 through 6.17 as at the end of such month and stating that as at the end of such month there did not exist any Default or Event of Default or, if such Default or Event of Default existed, specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto, (ii) a report on the Net Asset Value of all Advisory Funds, and (iii) a report on all Collateralized Loan Obligations outstanding, in form acceptable to the Agent, signed by the chief financial officers of each of the Borrowers.

                           5.1(e) As soon as practicable and in any event prior to the beginning of each fiscal year of the Borrowers, statements of forecasted income and cash flow for the Borrowers and the Subsidiaries for each month in such fiscal year and a forecasted consolidated balance sheet of the Borrowers and the Subsidiaries, together with supporting assumptions, as at the end of each month, all in reasonable detail and reasonably satisfactory in scope to the Agent.

                           5.1(f) Immediately upon any officer of either of the Borrowers becoming aware of any Default or Event of Default, a notice describing the nature thereof and what action such Borrower proposes to take with respect thereto.

                           5.1(g) Immediately upon any officer of the Borrowers becoming aware of the occurrence, with respect to any Plan, of any Reportable Event or any Prohibited Transaction, a notice specifying the nature thereof and what action the Borrower proposes to take with respect thereto, and, when received, copies of any notice from PBGC of intention to terminate or have a trustee appointed for any Plan.

                           5.1(h) Promptly upon the mailing or filing thereof, copies of all financial statements, reports and proxy statements mailed to the shareholders of PACC or any Fund, and copies of all registration statements, periodic reports and other documents filed with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange.

                           5.1(i) Immediately upon any officer of the Borrowers becoming aware of (a) any action by the Borrowers, any Subsidiary or any Fund to make any modification to, waive any provision of, or fail to renew any Fund Agreement, or (b) any action by the Borrowers, any Subsidiary or any issuer, trustee or holders of any Collateralized Loan Obligations to make any modification to, waive any provision of, or fail to renew any CLO Investment or Permitted Advisory Subsidiary Agreement relating to such Collateralized Loan Obligations, to the extent such modification, waiver or non-renewal would have an adverse effect on the amount of compensation payable to the Borrowers or any Subsidiary by any Fund or the issuer of any Collateralized Loan Obligations, or on the value of any CLO Investment, in an amount exceeding $250,000, a notice describing the same and what action the Borrowers propose to take with respect thereto.

                           5.1(j) From time to time, such other information regarding the business, operation and financial condition of the Borrowers, the Subsidiaries, the Funds and the Collateralized Loan Obligations as any Bank may reasonably request.

                  Section 5.2 CORPORATE EXISTENCE. The Borrowers will maintain, and cause their Subsidiaries to maintain, their corporate existence in good standing under the laws of their respective jurisdictions of incorporation and their qualification to transact business in each jurisdiction where failure so to qualify would permanently preclude either Borrower or any such Subsidiary from enforcing its rights with respect to any material asset or would expose either Borrower or any such Subsidiary to any material liability; provided, however, that nothing herein shall prohibit the merger or liquidation of any Subsidiary allowed under Section 6.1.

                  Section 5.3 INSURANCE. The Borrowers shall maintain, and shall cause their Subsidiaries to maintain, with financially sound and reputable insurance companies such insurance as may be required by law and such other insurance in such amounts and against such hazards as is customary in the case of reputable firms engaged in the same or similar business and similarly situated.

                  Section 5.4 PAYMENT OF TAXES AND CLAIMS. The Borrowers shall file, and cause their Subsidiaries to file, all tax returns and reports which are required by law to be filed by them and will pay, and cause their Subsidiaries to pay, before they become delinquent all taxes, assessments and governmental charges and levies imposed upon it or its property and all claims or demands of any kind (including but not limited to those of suppliers, mechanics, carriers, warehouses, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its property; provided that the foregoing items need not be paid if they are being contested in good faith by appropriate proceedings, and as long as the borrowers or subsidiaries title to its property is not materially adversely affected, their use of such property in the ordinary course of its business is not materially interfered with and adequate reserves with respect thereto have been set aside on the borrowers or such subsidiary's books in accordance with GAAP.

                  Section 5.5 INSPECTION. The Borrowers shall permit any Person designated by the Agent or any Bank to visit and inspect any of the properties, corporate books and financial records of the Borrowers and the Subsidiaries, to examine and to make copies of the books of accounts and other financial records of the Borrowers and the Subsidiaries, and to discuss the affairs, finances and accounts of the Borrowers and the Subsidiaries with, and to be advised as to the same by, its officers at such reasonable times and intervals as the Agent or such Bank may designate. So long as no Event of Default exists, the expenses of the Agent or any Bank for such visits, inspections and examinations shall be at the expense of the Agent or the Bank, but any such visits, inspections and examinations made while any Event of Default is continuing shall be at the expense of the Borrowers.

                  Section 5.6 MAINTENANCE OF PROPERTIES. The Borrowers will maintain, and cause their Subsidiaries to maintain, their properties used or useful in the conduct of its business in good condition, repair and working order, and supplied with all necessary equipment, and make all necessary repairs, renewals, replacements, betterments and improvements thereto, all as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

                  Section 5.7 BOOKS AND RECORDS. The Borrowers will keep, and will cause their Subsidiaries to keep, adequate and proper records and books of account in which full and correct entries will be made of their dealings, business and affairs.

                  Section 5.8 COMPLIANCE. The Borrowers will comply, and will cause their Subsidiaries to comply, in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject; provided, however, that failure so to comply shall not be a breach of this covenant if such failure does not have, or is not reasonably expected to have, a materially adverse effect on the properties, business, prospects or condition (financial or otherwise) of the Borrowers or the Subsidiaries and the Borrowers or the Subsidiaries are acting in good faith and with reasonable dispatch to cure such noncompliance.

                  Section 5.9 NOTICE OF LITIGATION. The Borrowers will give prompt written notice to the Agent of the commencement of any action, suit or proceeding before any court or arbitrator or any governmental department, board, agency or other instrumentality affecting the Borrowers or their Subsidiaries or any property of the Borrowers or their Subsidiaries or to which either Borrower or any Subsidiary is a party in which an adverse determination or result could have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrowers and the Subsidiaries taken as a whole or on the ability of the Borrowers and the Subsidiaries to perform their obligations under the Loan Documents, stating the nature and status of such action, suit or proceeding.

                  Section 5.10 ERISA. The Borrowers will maintain, and cause their Subsidiaries to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which the Borrowers or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in either case in an amount exceeding $50,000, (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Borrowers or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any Plan in an aggregate amount exceeding $50,000 or (c) fail to make any payments in an aggregate amount exceeding $50,000 to any Multiemployer Plan that the Borrowers or any of the ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

                  Section 5.11 FUND AGREEMENTS. Subject to its fiduciary obligations and except as may otherwise be required by law, the Borrowers will use their best efforts to (a) cause each Fund for which a Subsidiary acts as investment advisor or principal distributor to continue such Subsidiary in such capacity and (b) except in the ordinary course of business and consistent with past practices, not to reduce the compensation payable to such Subsidiary for its services to such Fund in any material respect.

                  Section 5.12 ADVISORY SUBSIDIARIES. The Borrowers will cause PAII, on and at all times after the Closing Date, and any Advisory Subsidiary acquired hereafter as a result of an Investment permitted under Section 6.10(h), on and at all times after the Business Day following such acquisition, to comply with the following requirements:

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
                           (a) not have any (i) business other than (A) the business of serving as investment adviser for Advisory Funds pursuant to Advisory Contracts and receiving payments thereunder, and (B) the business of performing collateral management, servicing and advisory duties for the issuers of Collateralized Loan Obligations and receiving payments therefor, (ii) assets other than Advisory Contracts, assets necessary to the performance by such Advisory Subsidiary of its obligations under such Advisory Contracts, CLO Investments and assets necessary to the performance by such Advisory Subsidiary of its obligations as manager, servicer and advisor to the issuers of Collateralized Loan Obligations, or (iii) liabilities other than liabilities under agreements permitted pursuant to Section 5.12(b);

                           (b) not enter into any agreements or other arrangements with any Affiliate or any unaffiliated Person, other than
         (x)  Advisory   Contracts,   (y)  agreements  relating  to  management,
         servicing and advisory duties to issuers of Collateralized Loan Obligations, and (z) other agreements necessary to the performance by such Advisory Subsidiary of its obligations under agreements described in clauses (x) and (y) above (collectively, the "Permitted Advisory Subsidiary Agreements"); provided that such agreements are entered into upon fair and reasonable terms no less favorable to such Advisory Subsidiary than would obtain in a comparable arm's-length available to a Person unaffiliated with the Borrowers;

                           (c) distribute (by dividend or otherwise) all of its revenue, less actual expenses incurred in performing its obligations under Permitted Advisory Subsidiary Agreements, and subject to any restrictions applicable under the Delaware General Corporation Act or other applicable corporate statute, or the Investment Advisers Act or any state law applicable to investment advisers, to PAG by means of a deposit into an account of PAG with the Agent;

                           (d) be incorporated under the Delaware General Corporation Act;

                           (e) conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the Person with which those others are concerned, and use its best efforts to avoid the appearance of conducting business on behalf of the Borrowers or any other Subsidiary or Affiliate of the Borrowers, or that the assets of such Advisory Subsidiary are available to pay the creditors of the Borrowers or any Subsidiary or Affiliate of the Borrowers (without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts and statements will be made solely in the name of such Advisory Subsidiary);

                           (f) maintain corporate records and books of account separate from those of the Borrowers and any Subsidiary or Affiliate of the Borrowers;

                           (g) obtain proper authorization from its board of directors of all corporate action requiring such authorization;

                           (h) obtain proper authorization from its shareholder of all corporate action requiring shareholder approval;

                           (i) pay its operating expenses and liabilities from its own funds;

                           (j) disclose in its annual and interim financial statements the effects of such Advisory subsidiary's transactions in accordance with generally accepted accounting principles; and

                           (k) keep its assets and its liabilities wholly separate from those of all other Persons, including, but not limited to, the Borrowers and any other Subsidiaries or Affiliates of the Borrowers.

                  Section 5.13 FURTHER ASSURANCES. The Borrowers will, and will cause their Subsidiaries to, promptly correct any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation thereof. Promptly upon request by the Agent or the Majority Banks, the Borrowers also will, and will cause their Subsidiaries to, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Agent or the Majority Banks may reasonable require from time to time in order: (a) to carry out more effectively the purposes of the Loan Documents; (b) to perfect and maintain the validity, effectiveness and priority of any Liens intended to be created by the Loan Documents; and (c) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Agent or the Banks the rights granted now or hereafter intended to be granted to the Agent or the Banks under any Loan Document or under any other instrument executed in connection with any Loan Document or that the Borrowers or their Subsidiaries may be or become bound to convey, mortgage or assign to the Agent or the Banks in order to carry out the intention or facilitate the performance of the provisions of any Loan Document. The Borrowers will furnish to the Agent evidence satisfactory to the Agent of every such recording, filing or registration.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  Until any obligation of the Banks hereunder to make Loans or of the Agent hereunder to issue Letters of Credit shall have expired or been terminated, no Letter of Credit remains outstanding and the Note and all of the other Obligations have been paid in full, unless the Majority Banks shall otherwise consent in writing:

                  Section 6.1 MERGER. The Borrowers will not merge or consolidate or enter into any analogous reorganization or transaction with any Person or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or permit any Subsidiary to do any of the foregoing; PROVIDED, HOWEVER, any Subsidiary of PAG, other than an Advisory Subsidiary, may be merged with or liquidated into any wholly-owned Subsidiary (if such wholly-owned Subsidiary is the surviving corporation) of PAG, and any Subsidiary of PACC that is not PAG or a Subsidiary of PAG may be merged with or liquidated into any other wholly-owned Subsidiary of PACC that is not PAG or a Subsidiary of PAG (if such wholly-owned Subsidiary is the surviving corporation).

                  Section 6.2 DISPOSITION OF ASSETS. The Borrowers will not, and will not permit any of their Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

                           6.2(a) sales of Fund shares and Collateralized Loan Obligations (i) underwritten by any Subsidiary of the Borrower or (ii) in which the Borrowers or any Subsidiary of a Borrower makes an Investment permitted under Section 6.10(i) or Section 6.10(j), in the ordinary course of business;

                           6.2(b) sales of rights to receive 12b-1 Fees and the related Contingent Deferred Sales Charges, provided that, both before and after giving effect thereto, no Default or Event of Default would have occurred and be continuing;

                           6.2(c) the sale of equipment to the extent that (i) such equipment is no longer useful in such Borrower's or subsidiary's business, (ii) is exchanged for credit against the purchase price of similar replacement equipment, or (iii) the proceeds of such sale are applied with reasonable promptness to the purchase price of similar replacement equipment;

                           6.2(d) the resale of mortgage related assets reacquired by the Borrowers or their Subsidiaries pursuant to the terms of agreements relating to the sale of such mortgage related assets existing on the date hereof;

                           6.2(e)  the sale of CLO Investments; and

                           6.2(f) the sale of Advisory Contracts or rights related thereto.

                  Section 6.3 PLANS. The Borrowers will not permit, and will not allow their Subsidiaries to permit, any event to occur or condition to exist which would permit any Plan to terminate under any circumstances which would cause the Lien provided for in Section 4068 of ERISA to attach to any assets of the Borrowers or any Subsidiary; and the Borrower will not permit, as of the most recent valuation date for any Plan subject to Title IV of ERISA, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Agent) of such plan's projected benefit obligations to exceed the fair market value of such plan's assets.

                  Section 6.4 CHANGE IN NATURE OF BUSINESS. The Borrowers will not (a) own any assets other than the stock of their Subsidiaries, Cash Balances and Cash Equivalents held through the Agent or its Affiliates, the trademarks subject to the Trademark Assignment, and fixed assets or personal property used in the business of the Borrowers and their Subsidiaries, (b) will not permit any Advisory Subsidiaries to take any action that would cause, or authorize, any violation of Section 5.12, and (c) will not permit any Subsidiary to make any material change in the nature of the business of such Subsidiary as carried on at the date hereof or, if later, the date such Subsidiary is acquired.

                  Section 6.5 SUBSIDIARIES. After the date of this Agreement, the Borrowers will not, and will not permit their Subsidiaries to, form or acquire any corporation which would thereby become a Subsidiary, except for Subsidiaries acquired as a result of Investments permitted pursuant to Section 6.10(h).

                  Section 6.6 NEGATIVE PLEDGES; SUBSIDIARY RESTRICTIONS. The Borrowers will not, and will not permit their Subsidiaries to, enter into any agreement, bond, note or other instrument with or for the benefit of any Person other than the Banks which would (i) prohibit the Borrowers or any Subsidiary from granting, or otherwise limit the ability of the Borrowers or any Subsidiary to grant, to the Banks any Lien on any assets or properties of the Borrowers or any Subsidiary, or (ii) require the Borrowers or any Subsidiary to grant a Lien to any other Person if the Borrowers or any Subsidiary grants any Lien to the Agent. The Borrowers will not permit any Subsidiary to place or allow any restriction, directly or indirectly, on the ability of such Subsidiary to (a) pay dividends or any distributions on or with respect to such subsidiary's capital stock or (b) make loans or other cash payments to the Borrowers.

                  Section 6.7 RESTRICTED PAYMENTS. Neither PACC nor PAG will make any Restricted Payments unless, both before and after giving effect thereto, no Event of Default or Default will have occurred and be continuing.

                  Section 6.8 TRANSACTIONS WITH AFFILIATES. The Borrowers will not, and will not permit their Subsidiaries to, enter into any transaction with any Affiliate of the Borrowers, except upon fair and reasonable terms no less favorable to the Borrowers or such Subsidiaries than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                  Section 6.9 ACCOUNTING CHANGES. The Borrowers will not, and will not permit their Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change their fiscal year.

                  Section 6.10 INVESTMENTS. The Borrowers will not, and will not permit their Subsidiaries to, acquire for value, make, have or hold any Investments, except:

                           6.10(a) Investments existing on the date of this Agreement.

                           6.10(b) Travel and relocation advances to management personnel and employees in the ordinary course of business.

                           6.10(c) Investments by the Borrowers in readily marketable obligations issued or guaranteed by the United States or any agency thereof and supported by the full faith and credit of the United States.

                           6.10(d) Investments by the Borrowers in certificates of deposit or bankers' acceptances issued by the Agent or any other commercial bank organized under the laws of the United States or any State thereof which has (i) combined capital and surplus of at least $100,000,000, and (ii) a credit rating with respect to its unsecured indebtedness from a nationally recognized rating service that is satisfactory to the Agent.

                           6.10(e) Investments by the Borrowers in commercial paper given the highest rating by a nationally recognized rating service.

                           6.10(f) Investments by the Borrowers in repurchase agreements relating to securities issued or guaranteed as to principal and interest by the United States of America.

                           6.10(g) Investments by the Borrowers in other readily
         marketable   Investments  in  debt  securities   which  are  reasonably
         acceptable to the Agent.

                           6.10(h) Other Investments by PAG consisting of the acquisition of all or substantially all of the capital stock of, or assets of, Persons engaged in the business of serving as investment advisors to or principal distributors for Funds, provided (i) the aggregate Net Asset Value of all Funds with respect to which any Subsidiary becomes the investment advisor, or the investment advisor becomes a Subsidiary, as a result of all such Investments does not exceed $500,000,000, (ii) the aggregate consideration paid for any such Investment does not exceed five percent (5%) of the Net Asset Value of all Funds with respect to which any Subsidiary becomes the investment advisor, or the investment advisor becomes a Subsidiary, as a result of such Investments, and (iii) in the case of any Investment resulting in the acquisition of new Subsidiary, such Subsidiary is or becomes a wholly-owned Subsidiary and executes and delivers to the Agent a

         Security Agreement and, if such Subsidiary is an Advisory Subsidiary, a Guaranty simultaneously with such Investment.

                           6.10(i) Investments in Advisory Funds, or any similar investment in a management investment pool that is not a Fund but that is managed by an Advisory Subsidiary.

                           6.10(j)  Investments by Advisory  Subsidiaries in CLO
         Investments    (including,    without   limitation,    Investments   in
         Collateralized Loan Obligations).

Any Investments under clauses (c), (d), (e) or (f) above must mature within one year of the acquisition thereof by the Borrowers.

                  Section 6.11 INDEBTEDNESS. The Borrowers will not, and will not permit their Subsidiaries to, incur, create, issue, assume or suffer to exist any Indebtedness, except:

                           6.11(a)  The Obligations.

                           6.11(b) Current liabilities, other than for borrowed money, incurred in the ordinary course of business.

                           6.11(c) Indebtedness secured by Liens permitted under
         Section 6.12(h) hereof in an amount not to exceed $1,000,000.

                  Section 6.12 LIENS. The Borrowers will not, and will not permit their Subsidiaries to, create, incur, assume or suffer to exist any Lien, or enter into, or make any commitment to enter into, any arrangement for the acquisition of any property through conditional sale, lease-purchase or other title retention agreements, with respect to any property now owned or hereafter acquired by either Borrower or a Subsidiary, except:

                           6.12(a)  Liens granted to the Banks.

                           6.12(b) Deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of either Borrower or a Subsidiary.

                           6.12(c) Liens for taxes, fees, assessments and governmental charges not delinquent or to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 5.4.

                           6.12(d) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens arising in the ordinary course of business, for sums not due or to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 5.4.

                           6.12(e) Liens incurred or deposits or pledges made or
         given  in  connection  with,  or  to  secure  payment  of,   indemnity,
         performance or other similar bonds.

                           6.12(f) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; PROVIDED THAT
         (i) such deposit account is not a dedicated cash collateral account and is not subject to restriction against access by the Borrowers or a Subsidiary in excess of those set forth by regulations promulgated by the Board, and (ii) such deposit account is not intended by the Borrowers or any Subsidiary to provide collateral to the depository institution.

                           6.12(g) Encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property and landlord's Liens under leases on the premises rented, which do not materially detract from the value of such property or impair the use thereof in the business of the Borrowers or a Subsidiary.

                           6.12(h) The interest of any lessor under any Capitalized Lease entered into after the Closing Date or purchase money Liens on equipment acquired after the Closing Date; provided, that, (i) the Indebtedness secured thereby is otherwise permitted by this Agreement and (ii) such Liens are limited to the equipment acquired and do not secure Indebtedness other than the related Capitalized Lease Obligations or the purchase price of such equipment.

                           6.12(i) Liens in favor of any landlord covering any leasehold improvements at the leased premises.

                  Section 6.13 CONTINGENT OBLIGATIONS. The Borrowers will not, and will not permit their Subsidiaries to, be or become liable on any Contingent Obligations.

                  Section 6.14 CASH FLOW LEVERAGE RATIO. The Borrowers will not permit the Cash Flow Leverage Ratio as of the last day of any fiscal quarter of the Borrowers to be more than 3.0 to 1.0.

                  Section 6.15 FIXED CHARGE COVERAGE RATIO. The Borrowers will not permit the Fixed Charge Coverage Ratio, as of the last day of any month, for the Measurement Period ending on that date, to be less than 1.50 to 1.00.

                  Section 6.16 MINIMUM FUND BALANCES. The Borrowers will not permit the sum of the Net Asset Values of all Advisory Funds at any time to be less than the greater of (a) $2,500,000,000 or (b) ninety percent of the sum of such Net Asset Values at the end of the most recently completed fiscal quarter (or, in the case of a measurement at the end of any fiscal quarter, the preceding fiscal quarter).

                  Section 6.17 EBITDA. The Borrower will not permit the EBITDA Margin, as the last day of any month, for the Measurement Period ending on that date, to be less than 25.0%.

                  Section 6.18 LOAN PROCEEDS. The Borrowers will not use any part of the proceeds of the Loans directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (as defined in Regulation U of the Board), or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose or (b) for any purpose which entails a violation of, or which is inconsistent with, the provisions of Regulations U or X of the Board.

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

                  Section 7.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default:

                           7.1(a) The Borrowers shall fail to make when due, whether by acceleration or otherwise, any payment of principal of or interest on either Note or any other Obligation required to be made to the Agent of any Bank pursuant to this Agreement.

                           7.1(b) Any representation or warranty made by or on behalf of either Borrower or any Subsidiary in this Agreement or any other Loan Document or by or on behalf of either Borrower or any Subsidiary in any certificate, statement, report or document herewith or hereafter furnished to the Agent or any Bank pursuant to this Agreement or any other Loan Document shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified.

                           7.1(c) The Borrowers shall fail to comply with Sections 5.2, 5.3, 5.12 or 5.13, any Section of Article VI, or the Borrowers or any Subsidiary shall fail to comply with Section 4, 6, 8 or 13, the first sentence of Section 7 or the second sentence of
         Section 14 of the Security Agreements to which it is a party.

                           7.1(d) The Borrowers or any Subsidiary shall fail to comply with any other agreement, covenant, condition, provision or term contained in this Agreement or any other Loan Document (other than those hereinabove set forth in this Section 7.1) and such failure to comply shall continue for thirty calendar days after whichever of the following dates is the earliest: (i) the date the Borrowers give notice of such failure to the Banks, (ii) the date the Borrowers should have given notice of such failure to the Banks pursuant to Section 5.1, or
         (iii) the date the Agent or any Bank gives notice of such failure to the Borrowers.

                           7.1(e) Either Borrower or any Subsidiary shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of such Borrower or Subsidiary or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for either Borrower or a Subsidiary or for a substantial part of the property thereof and shall not be discharged within 45 days, or either Borrower or any Subsidiary shall make an assignment for the benefit of creditors.

                           7.1(f) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against either Borrower or any Subsidiary, and, if instituted against either Borrower or any Subsidiary, shall have been consented to or acquiesced in by such Borrower or Subsidiary, or shall remain undismissed for 60 days, or an order for relief shall have been entered against such Borrower or Subsidiary.

                           7.1(g) Any dissolution or liquidation proceeding not permitted by Section 6.1 shall be instituted by or against either Borrower or any Subsidiary and, if instituted against either Borrower or any Subsidiary, shall be consented to or acquiesced in by such Borrower or Subsidiary or shall remain for 45 days undismissed.

                           7.1(h) A judgment or judgments for the payment of money in excess of the sum of $500,000 in the aggregate shall be rendered against either Borrower or any Subsidiary and either (i) the judgment creditor executes on such judgment or (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

                           7.1(i) The maturity of any material Indebtedness of either Borrower (other than Indebtedness under this Agreement) or any Subsidiary shall be accelerated, or either Borrower or any Subsidiary shall fail to pay any such material Indebtedness when due (after the lapse of any applicable grace period) or, in the case of such Indebtedness payable on demand, when demanded (after the lapse of any applicable grace period), or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting the holder of any such Indebtedness or any trustee or other Person acting on behalf of such holder to cause, such material Indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor. For purposes of this Section, Indebtedness of either Borrower or any Subsidiary shall be deemed "material" if it exceeds $500,000 as to any item of Indebtedness or in

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
         the aggregate for all items of Indebtedness with respect to which any of the events described in this Section 7.1(i) has occurred.

                           7.1(j) Any execution or attachment shall be issued whereby any substantial part of the property of either Borrower or any Subsidiary or any of the stock of either Borrower or any Subsidiary shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof.

                           7.1(k) Any Advisory Subsidiary shall repudiate or purport to revoke its Guaranty or any Guaranty for any reason shall cease to be in full force and effect as to any Advisory Subsidiary, or shall be judicially declared null and void.

                           7.1(l) Any Security Document shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by either Borrower or any Subsidiary, or the Agent shall cease to have a valid and perfected security interest having the priority contemplated thereunder in all of the collateral described therein, other than by action or inaction of the Agent or the Banks if
         (i) the aggregate value of the collateral affected by any of the foregoing exceeds $25,000 and (ii) any of the foregoing shall remain unremedied for ten days or more after receipt of notice thereof by the Borrowers from the Agent.

                           7.1(m) The SEC shall have revoked, or taken any action to revoke, the broker/dealer or investment adviser registration of any Subsidiary.

                           7.1(n) PAG or any Subsidiary shall have failed to meet the minimum capital requirements prescribed from time to time by Rule 15c3-1 under the Exchange Act and applicable to it.

                           7.1(o) The SEC, the NASD or any other authority shall have modified or terminated, or proposed to modify or terminate Rule 12b-1 under the Investment Company Act or the Rules of Fair Practice in a manner which could, in the judgment of the Majority Banks, result in a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrowers and the Subsidiaries taken as a whole.

                           7.1(p) PASI or any other Subsidiary that is a broker/dealer shall cease to be a member in good standing of the NASD.

                           7.1(q) The SIPC shall have applied or shall have announced its intention to apply for a decree adjudicating that customers of PAG or any Subsidiary are in need of protection under SIPA.

                           7.1(r) Any Change of Control shall occur.

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
                  Section 7.2 REMEDIES. If (a) any Event of Default described in Sections 7.1(e), (f), (g) or (q) shall occur with respect to either Borrower, the Commitment shall automatically terminate and the Notes and all other Obligations shall automatically become immediately due and payable; or (b) any other Event of Default shall occur and be continuing, then the Agent, at the direction of the Majority Banks, may (i) declare the Commitments terminated, whereupon the Commitments shall terminate and (ii) declare the outstanding unpaid principal balance of the Notes, the accrued and unpaid interest thereon and all other Obligations to be forthwith due and payable, whereupon the Notes, all accrued and unpaid interest thereon and all such Obligations shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding. Upon the occurrence of any of the events described in clauses (a) or (b) of the preceding sentence the Agent may exercise all rights and remedies under any of the Loan Documents, and enforce all rights and remedies under any applicable law.

                  Section 7.3 OFFSET.  In addition to the  remedies set forth in
Section 7.2, upon the occurrence of any Event of Default and thereafter while the same be continuing, the Borrowers hereby irrevocably authorizes each Bank to set off any Obligations against all deposits and credits of the Borrowers with, and any and all claims of the Borrowers or any Subsidiary against, such Bank. Such right shall exist whether or not such Bank shall have made any demand hereunder or under any other Loan Document, whether or not the Obligations, or any part thereof, or deposits and credits held for the account of the Borrowers or any of their Subsidiaries is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to the Bank. Each Bank agrees that, as promptly as is reasonably possible after the exercise of any such setoff right, it shall notify the Borrowers and the Agent of its exercise of such setoff right; provided, however, that the failure of any Bank to provide such notice shall not affect the validity of the exercise of such setoff rights. Nothing in this Agreement shall be deemed a waiver or prohibition of or restriction on any Bank to all rights of banker's Lien, setoff and counterclaim available pursuant to law.

                                  ARTICLE VIII

                                    THE AGENT

                  The following provisions shall govern the relationship of the Agent with the Banks.

                  Section 8.1 APPOINTMENT AND AUTHORIZATION. Each Bank appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such respective powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Neither the Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it

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
under or in connection with the Loan Documents, except for its own gross negligence or willful misconduct. The Agent shall act as an independent contractor in performing its obligations as Agent hereunder and nothing herein contained shall be deemed to create any fiduciary relationship among or between the Agent, the Borrowers or the Banks.

                  Section 8.2 NOTE HOLDERS. The Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with it, signed by such payee and in form satisfactory to the Agent.

                  Section 8.3 CONSULTATION WITH COUNSEL. The Agent may consult with legal counsel selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

                  Section 8.4 LOAN DOCUMENTS. The Agent shall not be under a duty to examine or pass upon the validity, effectiveness, genuineness or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto, and the Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be.

                  Section 8.5 U.S. BANK AND AFFILIATES. With respect to its Commitment and the Loans made by it, U.S. Bank shall have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Agent consistent with the terms thereof, and U.S. Bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower as if it were not the Agent.

                  Section 8.6 ACTION BY AGENT. Except as may otherwise be expressly stated in this Agreement, the Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, or with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, the Loan Documents. The Agent shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to the Loan Documents or applicable law. The Agent shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties and to be consistent with the terms of this Agreement.

                  Section 8.7 CREDIT ANALYSIS. Each Bank has made, and shall continue to make, its own independent investigation or evaluation of the operations, business, property and condition, financial and otherwise, of the Borrowers in connection with entering into this Agreement and has made its own appraisal of the creditworthiness of the Borrowers. Except as explicitly provided herein, the Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to such operations, business, property, condition or creditworthiness, whether such information comes into its possession on or before the first Event of Default or at any time thereafter.

                  Section 8.8 NOTICES OF EVENT OF DEFAULT, ETC. In the event that the Agent shall have acquired actual knowledge of any Event of Default or Default, the Agent shall promptly give notice thereof to the Banks.

                  Section 8.9 INDEMNIFICATION. Each Bank agrees to indemnify the Agent, as Agent (to the extent not reimbursed by the Borrower), ratably according to such bank's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on or incurred by the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the agent's gross negligence or willful misconduct. No payment by any Bank under this Section shall relieve the Borrower of any of its obligations under this Agreement.

                  Section 8.10 PAYMENTS AND  COLLECTIONS.  All funds received by the Agent in respect of any payments made by the Borrowers on the Notes, Commitment Fees or Letter of Credit Fees shall be distributed forthwith by the Agent ratably among the Banks, in like currency and funds as received. All funds received by the Agent in respect of any payments made by the Borrowers on any Term Notes shall be distributed forthwith by the Agent ratably among the Banks, in like currency and funds as received. After any Event of Default has occurred, all funds received by the Agent, whether as payments by the Borrowers or as realization on collateral, shall (except as may otherwise be required by law) be distributed by the Agent in the following order: (a) first to the Agent or any Bank who has incurred unreimbursed costs of collection with respect to any Obligations hereunder, ratably to the Agent and each Bank in the proportion that the costs incurred by the Agent or such Bank bear to the total of all such costs incurred by the Agent and all Banks; (b) next to the Agent for the account of the Banks (in accordance with their respective Total Percentages) for application on the Notes and the Unpaid Drawings; (c) next to the Agent for the account of the Banks (in accordance with their respective Commitment Percentages) for any unpaid Commitment Fees or Letter of Credit Fees owing by the Borrower hereunder; and (d) last to the Agent to be held in the Holding Account to cover the Borrower's reimbursement and other obligations with respect to any outstanding Letters of Credit.

                  Section 8.11 SHARING OF PAYMENTS. If any Bank shall receive and retain any payment, voluntary or involuntary, whether by setoff, application of deposit balance or security, or otherwise, in respect of Indebtedness under this Agreement or the Notes in excess of such bank's share thereof as determined

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
under this Agreement, then such Bank shall purchase from the other Banks for cash and at face value and without recourse, such participation in the Notes held by such other Banks as shall be necessary to cause such excess payment to be shared ratably as aforesaid with such other Banks; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Subject to the participation purchase obligation above, and to the next sentence, each Bank agrees to exercise any and all rights of setoff, counterclaim or banker's lien first fully against any Notes and participations therein held by such Bank, next to any other Indebtedness of the Borrower to such Bank arising under or pursuant to this Agreement and to any participations held by such Bank in Indebtedness of the Borrower arising under or pursuant to this Agreement, and only then to any other Indebtedness of the Borrower to such Bank.

                  Section 8.12 ADVICE TO BANKS. The Agent shall forward to the Banks copies of all notices, financial reports and other communications received hereunder from the Borrower by it as Agent, excluding, however, notices, reports and communications which by the terms hereof are to be furnished by the Borrowers directly to each Bank.

                  Section 8.13 RESIGNATION. If at any time U.S. Bank shall deem it advisable, in its sole discretion, it may submit to each of the Banks and the Borrowers a written notification of its resignation as Agent under this Agreement, such resignation to be effective upon the appointment of a successor Agent, but in no event later than 30 days from the date of such notice. Upon submission of such notice of resignation, the Majority Banks may appoint a successor Agent, with the prior written approval of the Borrowers (which approval will not be unreasonably withheld).

                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section 9.1 MODIFICATIONS. Notwithstanding any provisions to the contrary herein, any term of this Agreement may be amended with the written consent of the Borrower; provided that no amendment, modification or waiver of any provision of this Agreement or any other Loan Document or consent to any departure therefrom by the Borrower or other party thereto shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. (The Agent may enter into amendments or modifications of, and grant consents and waivers to departure from the provisions of, those Loan Documents to which the Banks are not signatories without the Banks joining therein, PROVIDED the Agent has first obtained the separate prior written consent to such amendment, modification, consent or waiver from the Majority Banks.) Notwithstanding the foregoing, no such amendment, modification, waiver or consent shall:

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
                           9.1(a) Reduce the rate or extend the time of payment of any principal of or interest on the Notes, or modify any of the provisions of any Note with respect to the payment or repayment thereof, without the consent of the holder of each Note so affected; or

                           9.1(b) Increase the amount or extend the time of the Commitment of any Bank, without the consent of such Bank; or

                           9.1(c) Reduce the rate or extend the time of payment of any fee payable to a Bank, without the consent of the Bank affected; or

                           9.1(d) Except as may otherwise be expressly provided in any of the other Loan Documents, release any material portion of collateral securing, or any guaranties for, all or any part of the Obligations without the consent of all the Banks; or

                           9.1(e) Amend the definition of Majority Banks or otherwise reduce the percentage of the Banks required to approve or effectuate any such amendment, modification, waiver, or consent, without the consent of all the Banks; or

                           9.1(f) Amend any of the foregoing Sections 9.1 (a) through (e) or this Section 9.1 (f) without the consent of all the Banks; or

                           9.1(g) Amend any provision of this Agreement relating to the Agent in its capacity as Agent without the consent of the Agent; or

                           9.1(h) Amend any provision of this Agreement relating to the issuance of Letters of Credit without the consent of the Agent.

                  Section 9.2 EXPENSES; AMENDMENT OR WAIVER FEE. Whether or not the transactions contemplated hereby are consummated, the Borrowers agree to reimburse the Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Bank (including filing and recording costs and fees and expenses of Dorsey & Whitney LLP, counsel to the Agent) in connection with the negotiation, preparation, approval, review, execution, delivery, administration, amendment, modification and interpretation of this Agreement and the other Loan Documents and any commitment letters relating thereto. The Borrowers shall also reimburse the Agent and each Bank upon demand for all reasonable out-of-pocket expenses (including expenses of legal counsel) paid or incurred by the Agent or any Bank in connection with the collection and enforcement of this Agreement and any other Loan Document. The obligations of the Borrowers under this Section shall survive any termination of this Agreement. In addition, the PACC shall pay a fee of $1,500.00 (or such greater amount as may be specified by the Banks) to each Bank on the effective date of any amendment to, modification of or waiver of any provision of this Agreement if any Bank determines, in its sole

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

discretion, that its policies or practices required such Bank to obtain the approval of any credit committee or similar approval authority for the execution of such amendment, modification or waiver.

                  Section 9.3 WAIVERS, ETC. No failure on the part of the Agent or any Bank or the holder of a Note to exercise and no delay in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in the other Loan Documents provided are cumulative and not exclusive of any remedies provided by law.

                  Section 9.4 NOTICES. Except when telephonic notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Agent under Article II hereof shall be deemed to have been given only when received by the Agent.

                  Section 9.5 TAXES. The Borrowers agree to pay, and save the Agent and any Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement or the issuance of the Note, which obligation of the Borrowers shall survive the termination of this Agreement.

                  Section 9.6 SUCCESSORS AND ASSIGNS; DISPOSITION OF LOANS; TRANSFEREES.

                           9.6(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Banks, the Agent, all future holders of the Notes, and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Bank.

                           9.6(b) Any Bank may,  in the  ordinary  course of its
         commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Revolving Loan, Term Loan or other Obligation owing to such Bank, any Revolving Note or Term Note held by such Bank, and any Revolving Commitment or Term Loan Commitment of such Bank, or any other interest of such Bank hereunder. In the event of any such sale by a Bank of participating interests to a Participant, (i) such bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible for the performance thereof, (iii) such Bank shall remain the holder of any such Revolving Note or Term Note for all purposes under this Agreement, (iv) the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such bank's rights and obligations under this Agreement and (v) the agreement pursuant to which such Participant acquires its participating interest herein shall provide that such Bank shall retain the sole right and responsibility to enforce the Obligations, including, without limitation the right to consent or agree to any amendment, modification, consent or waiver with respect to this Agreement or any other Loan Document, PROVIDED that such agreement may provide that such Bank will not consent or agree to any such amendment, modification, consent or waiver with respect to the matters set forth in Sections 9.1(a) - (d), or to any release of all or substantially all of the collateral, without the prior consent of such Participant. The Borrower agrees that if amounts outstanding under this Agreement, the Revolving Notes, the Term Notes and the Loan Documents are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have, to the extent permitted by applicable law, the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Revolving Note, Term Note or other Loan Document to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any Revolving Note, Term Note or other Loan Document; PROVIDED, that such right of setoff shall be subject to the obligation of such Participant to share with the Banks, and the Banks agree to share with such Participant, as provided in subsection 8.11. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 2.20, 2.21, 2.22, 2.23, 2.24 and 9.2 with respect to its participation in the Commitments, Revolving Loans and Term Loans; PROVIDED, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Bank would have been entitled to receive in respect of the amount of the participation transferred by such transferor Bank to such Participant had no such transfer occurred.

                           9.6(c) Each Bank may, from time to time, with the consent of the Agent and, except during the occurrence and during the continuance of an Event of Default, the Borrowers (which consents shall not be unreasonably withheld), assign to other lenders ("ASSIGNEES") part of its Revolving Commitment Amount (but not less than $5,000,000 to any Bank), together with equivalent proportions of the Revolving Loans, obligation to purchase risk participations in Letters of Credit, and Term Loans then held by that Bank. Each such assignment shall be pursuant to an agreement in substantially the form of Exhibit J, which agreement shall specify in each instance the portion of the Obligations evidenced by the Revolving Notes and Term Notes which is to be assigned to each Assignee and the portion of the Revolving Commitment Amount of the assigning Bank to be assumed by each Assignee (each, an "Assignment Agreement"); PROVIDED, HOWEVER, that unless the assignment is to the affiliate of a Bank the assigning Bank must pay to the Agent a processing and recordation fee of $3,500; PROVIDED, FURTHER, that the aggregate amount of the Commitment which is the subject of the assignment shall be $5,000,000 or an integral multiple of $1,000,000 in excess thereof, except (I) in the case of an assignment by one Bank to another Bank, in which case the aggregate amount of the Commitment which is the subject of the assignment shall be $1,000,000 or an integral multiple of $1,000,000 in excess thereof, and (II) in the case of the assignment by any Bank of its Commitment and Loan in full, and PROVIDED, that following any such assignment, the transferring Bank shall (i) continue to hold a Revolving Commitment Amount in an amount not less than $5,000,000, unless it has assigned its Commitment in full. Any Assignee, to the extent of such assignment (unless otherwise provided therein), shall have all the rights and obligations of a Bank hereunder and the assigning Bank shall be released from its duties and obligations under this Agreement to the extent of such assignment. Upon the execution of each Assignment Agreement by the assigning Bank, the relevant Assignee, the Borrower and the Agent, payment to the assigning Bank by such Assignee of the purchase price for the portion of the Obligations being acquired by it, payment by the assigning bank to the Agent of the processing and recording fee and receipt by the Borrower of a copy of the relevant Assignment Agreement, (x) such Assignee lender shall thereupon become a "Bank" for all purposes of this Agreement with a Commitment, Commitment Percentage and a Total Percentage in the amount set forth in such Assignment Agreement and with all the rights, powers and obligations afforded a Bank under this Agreement, (y) such assigning Bank shall have no further liability for funding the portion of its Commitment assumed by such Assignee and (z) the address for notices to such Assignee shall be as specified in the Assignment Agreement executed by it. Concurrently with the execution and delivery of each Assignment Agreement, the assigning Bank shall surrender to the Agent the Note a portion of which is being assigned, and the Borrower shall execute and deliver a Note to the Assignee in the amount of its Commitment or the outstanding principal amount of its Loans, as applicable, and a new Note to the assigning Bank in the amount of its Commitment or the outstanding principal amount of its Loans, as applicable, after giving effect to the reduction occasioned by such assignment, all such Notes to constitute "Notes" for all purposes of this Agreement and of the other Loan Documents.

                           9.6(d) The Borrower shall not be liable for any costs incurred by the Banks in effecting any participation or assignment.

                           9.6(e) Each Bank may disclose to any Assignee or Participant and to any prospective Assignee or Participant any and all financial information in such bank's possession concerning the Borrower or any of its Subsidiaries which has been delivered to such Bank by or on behalf of the Borrower or any of its Subsidiaries pursuant to this Agreement or which has been delivered to such Bank by or on behalf of the Borrower or any of its Subsidiaries in connection with such bank's credit evaluation of the Borrower or any of its Subsidiaries prior to entering into this Agreement, PROVIDED that prior to disclosing such information, such Bank shall first obtain the agreement of such prospective Assignee or Participant to comply with the provisions of
         Section 9.7.

                  Section 9.7 CONFIDENTIALITY OF INFORMATION. The Agent and each Bank shall use reasonable efforts to assure that information about the Borrowers and their operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the Agent and any Bank pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between the Agent, the Banks, and the Borrowers and shall not be divulged to any Person other than the Agent, the Banks, the Borrowers and their Affiliates, and their respective officers, directors, employees and agents, except: (a) to their attorneys and accountants,
(b) in connection with the enforcement of the rights of the Agent or any Bank hereunder and under the Note, the Guaranties and the Security Documents or otherwise in connection with applicable litigation, (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in the immediately preceding Section, and (d) as may otherwise be required or requested by any regulatory authority having jurisdiction over any Bank or by any applicable law, rule, regulation or judicial process, the opinion of such bank's counsel concerning the making of such disclosure to be binding on the parties hereto. No Bank shall incur any liability to the Borrowers by reason of any disclosure permitted by this Section 9.7.

                  Section 9.8 GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Agreement and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

                  Section 9.9 CONSENT TO JURISDICTION. AT THE OPTION OF THE AGENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE BORROWERS CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWERS COMMENCE ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR

CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

                  Section 9.10 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE BANKS, AND THE AGENT IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  Section 9.11 SURVIVAL OF AGREEMENT. All representations, warranties, covenants and agreement made by the Borrower herein or in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be deemed to have been relied upon by the Agent and shall survive the making of the Loans by the Banks and the execution and delivery to the Agent by the Borrowers of the Note, regardless of any investigation made by or on behalf of the Agent, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Commitment have not been terminated; provided, however, that the obligations of the Borrowers under Sections 9.2, 9.5 and 9.12 shall survive payment in full of the Obligations and the termination of the Commitment.

                  Section 9.12 INDEMNIFICATION. The Borrower hereby agrees to defend, protect, indemnify and hold harmless the Agent and the Banks and their respective Affiliates and the directors, officers, employees, attorneys and agents of the Agent and the Banks and their respective Affiliates (each of the foregoing being an "Indemnitee" and all of the foregoing being collectively the "Indemnitees") from and against any and all claims, actions, damages, liabilities, judgments, costs and expenses (including all reasonable fees and disbursements of counsel which may be incurred in the investigation or defense of any matter but excluding costs incurred by the Agent and the Banks in the ordinary course of their business, such as costs of funds, employee salaries and overhead, except to the extent the Borrower is liable thereunder under another provision of the Loan Documents) imposed upon, incurred by or asserted against any Indemnitee, whether direct, indirect or consequential and whether based on any federal, state, local or foreign laws or regulations (including securities laws, environmental laws, commercial laws and regulations), under common law or on equitable cause, or on contract or otherwise:

                           (a) by reason of, relating to or in connection with the execution, delivery, performance or enforcement of any Loan Document, any commitments relating thereto, the creation of a Lien in favor of the Agent or the Banks under any Loan Document or any transaction contemplated by any Loan Document; or

                           (b) by reason of, relating to or in connection with any credit extended or used under the Loan Documents or any act done or omitted by any Person, or the exercise of any rights or remedies thereunder, including the acquisition of any collateral by the Banks by way of foreclosure of the Lien thereon, deed or bill of sale in lieu of such foreclosure or otherwise;

provided, however, that the Borrowers shall not be liable to any Indemnitee for any portion of such claims, damages, liabilities and expenses (i) resulting from such Indemnitee's gross negligence or willful misconduct, or (ii) arising in connection with a dispute between the Borrower and such Indemnitee in which the Borrowers is determined, in a final judgment entered by a court of competent jurisdiction, to have no liability to or a definitive right to recover damages from such Indemnitee. In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence referred to herein, it shall be enforceable to the full extent permitted by law.

                  This indemnification applies, without limitation, to any act, omission, event or circumstance existing or occurring on or prior to the later of the Termination Date or the date of payment in full of the Obligations, including specifically Obligations arising under clause (b) of this Section. The indemnification provisions set forth above shall be in addition to any liability the Borrowers may otherwise have. Without prejudice to the survival of any other obligation of the Borrower hereunder the indemnities and obligations of the Borrower contained in this Section shall survive the payment in full of the other Obligations.

                  Section 9.13 CAPTIONS. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

                  Section 9.14 ENTIRE AGREEMENT. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Borrowers and the Banks with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Nothing contained in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any Persons other than the parties hereto any rights, remedies, obligations or liabilities hereunder or thereunder.

                  Section 9.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  Section 9.16 BORROWER ACKNOWLEDGEMENTS. The Borrowers hereby acknowledge that (a) they have been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (b) no Bank has a fiduciary relationship to the Borrowers, the relationship being solely that of debtor and creditor, (c) no joint venture exists between the Borrowers and any Bank, and (d) no Bank undertakes any responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of the business or operations of the Borrowers and the Borrowers shall rely entirely upon their own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, the Borrowers by the Agent or any Bank is for the protection of the Banks and neither of the Borrowers nor any third party is entitled to rely thereon.

                  Section 9.17 JOINT AND SEVERAL OBLIGATIONS. Each Borrower shall be jointly and severally liable for the Obligations arising in connection with Loans made to it and Letters of Credit issued for its account, and the Obligations arising in connection with Loans made to the other Borrower and Letters of Credit issued for the account of the other Borrower; PROVIDED, HOWEVER, that if it is at any time determined that either Borrower is liable as a guarantor (and not as a co-obligor or co-borrower) with respect to such Obligations arising in connection with Loans made to the other Borrower and Letters of Credit issued for the account of the other Borrower (the "Guaranteed Obligations"), each Borrower hereby agrees to the terms set forth on Exhibit K hereto with respect to the Guaranteed Obligations.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                 PILGRIM AMERICA
                                 CAPITAL CORPORATION

                                 By
                                   ---------------------------
                                 Title
                                      ------------------------

                                 Address for Borrower:
                                 Two Renaissance Square, Ste. 1200
                                 40 North Central Avenue
                                 Phoenix, AZ  85004-4424
                                 Attention:  James R. Reis
                                 Telecopier:  (602) 417-8301

                                 PILGRIM AMERICA GROUP, INC.

                                 By
                                   ---------------------------
                                 Title
                                      ------------------------

                                 Address for Borrower:
                                 Two Renaissance Square, Ste. 1200
                                 40 North Central Avenue
                                 Phoenix, AZ  85004-4424
                                 Attention:  James M. Hennessy
                                 Telecopier:  (602) 417-8301


                                 U.S. BANK NATIONAL ASSOCIATION

                                 By
                                   ---------------------------
                                 Title
                                      ------------------------

                                 Address:
                                 U.S. Bank Place - MPFP0702
                                 601 Second Avenue South
                                 Minneapolis, MN 55402-4302
                                 Attention:  Mark A. Bagley
                                 Telecopier:  (612) 973-0832


                        [SIGNATURE PAGE TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    BANK ONE ARIZONA, NA

                                    By
                                      ---------------------------
                                    Title
                                         ------------------------

                                    Address:
                                    201 North Central Avenue
                                    21st Floor AZ1-1178
                                    Phoenix, AZ   85004
                                    Attention:  Michelle Schechner

                                    STATE STREET BANK AND
                                    TRUST COMPANY

                                    By
                                      ---------------------------
                                    Its
                                       --------------------------

                                    Address:
                                    1776 Heritage Drive
                                    JAB4SW
                                    North Quincy, MA   02171
                                    Attention:  Edward A. Siegel





                        [SIGNATURE PAGE TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT]

EXHIBITS

A   -   Guaranty

B   -   Revolving Note

C   -   PAG Security Agreement

D   -   PASI Security Agreement

E   -   PAII Security Agreement

F   -   PAG Pledge Agreement

G   -   PACC Pledge Agreement

H   -   Collateral Assignment (Trademarks)

I   -   Matters to be Covered by Opinion of Counsel to the Borrowers

J   -   Form of Assignment Agreement

K   -   Terms With Respect to Guaranteed Obligations

SCHEDULES

4.6    -    Litigation

4.17   -    Subsidiaries

4.18   -    Funds






                        [SIGNATURE PAGE TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                                                       EXHIBIT A
                                    GUARANTY

                  THIS GUARANTY, dated as of July 31, 1998, is made and given by Pilgrim America Investments, Inc., a Delaware corporation (the "Guarantor").

                                    RECITALS

                  A. Pilgrim America Group, Inc., a Delaware corporation, and Pilgrim America Capital Corporation, a Delaware corporation (together, the "Borrowers"), the financial institutions from time to time party thereto as lenders and U.S. Bank National Association, as agent, have entered into a Third Amended and Restated Credit Agreement dated as of July 31, 1998 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Credit Agreement").

                  B. It is a condition precedent to the obligation of the Banks to extend credit accommodations pursuant to the Credit Agreement that this Guaranty be executed and delivered by the Guarantor.

                  C. The Guarantor expects to derive benefits from the extension of credit accommodations to the Borrowers by the Banks and finds it advantageous, desirable and in its best interests to execute and deliver this Guaranty to the Banks.

                  NOW, THEREFORE, In consideration of the credit accommodations to be extended to the Borrowers and for other good and valuable consideration, the Guarantor hereby covenants and agrees with the Banks as follows:

                  Section 1. DEFINED TERMS. Capitalized terms used in this Guaranty without definition shall have the meaning given in the Credit Agreement. In addition, as used in this Guaranty, the following terms shall have the meaning indicated:

                  "OBLIGATIONS" shall mean all indebtedness, liabilities and obligations of the Borrowers to the Banks and the Agent of every kind, nature or description under the Credit Agreement, including without limitation the Borrowers' obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and any letter of credit reimbursement obligations and fees, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

                  Section 2. THE GUARANTY. Subject always to the following Section, the Guarantor hereby absolutely and unconditionally guarantees to the Banks and the Agent the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations.

                  Section 3. LIMITATION; INSOLVENCY LAWS. Notwithstanding any other provision hereof, the obligation of the Guarantor on this Guaranty is limited to the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors without this Guaranty being held to be avoidable or unenforceable. The Guarantor acknowledges and agrees that Obligations may be created and continued in any amount, without affecting or impairing the liability of the Guarantor hereunder, and the Banks may pay (or allow for the payment of) Obligations out of any sums received by or available to the Banks on account of Obligations from the Borrowers or any other Person (except the Guarantor), from the properties of the Borrowers or such other Persons, out of collateral security or from any other source and such payment (or allowance) shall not reduce, affect or impair the liability of the Guarantor hereunder. The liability of the Guarantor shall be a continuing liability and shall not be affected by (nor shall anything herein contained be deemed a limitation upon) the amount of credit which may be extended to the Borrowers, the number of transactions with the Borrowers, repayments by the Borrowers, or the allocation by the Banks of repayments by the Borrowers, it being the understanding of the Guarantor that the Guarantor's liability shall continue hereunder so long as there are any Obligations outstanding and until the expiration of the obligations, if any, of the Bank to extend credit accommodations to the Borrowers. Any payment made by the Guarantor hereunder shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Agent, advising the Banks that such payment is made under this Guaranty for such purpose. To the extent that any payment to, or realization by, the Banks on the guaranteed Obligations exceeds the limitations of this Section and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Guaranty as limited shall in all events remain in full force and effect and be fully enforceable against the Guarantor. This
Section is intended solely to preserve the rights of the Banks hereunder against the Guarantor and neither the Guarantor, the Borrowers, any other guarantor of the Obligations nor any other Person shall have any right, claim or defense under this Section that would not otherwise be available under applicable insolvency laws.

                  Section 4. CONTINUING GUARANTY. This Guaranty is a complete and continuing guaranty of payment and performance of the Obligations. This Guaranty being a guarantee of payment and not of collectibility and being absolute and unconditional, the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof need be given to the Guarantor and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of either Borrower pertaining to the Obligations except for the defense of discharge by payment. The Guarantor shall not be exonerated with respect to the Guarantor's liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of the Guarantor and that the covenants, agreements and all
obligations  of  the  Guarantor   hereunder  be  absolute,   unconditional   and
irrevocable. The Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of either Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by the Banks and the Agent is not intended and does not release any liability previously existing of any guarantor or surety of any indebtedness of the Borrowers to any Bank.

                  Section 5. OTHER TRANSACTIONS. Each of the Banks and the Agent is expressly authorized (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by the Borrowers or by any other Person, or to forward or deliver any or all such collateral and security directly to the Borrowers or such other Person for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor; and (b) to amend, modify, extend or supplement the Credit Agreement, any note or other instrument evidencing the Obligations or any part thereof and any other agreement with respect to the Obligations, waive compliance by the Borrowers or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to the Guarantor and without in any manner affecting the absolute liabilities of the Guarantor hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of any Bank or the Agent to realize upon any of the Obligations of the Borrowers to the Banks or the Agent, or upon any collateral or security for any or all of the Obligations, nor by the taking by any Bank or the Agent of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by any Bank or the Agent of (or the failure to take or the failure to perfect its security interest in or other Lien on) collateral or security of any kind. No act or omission of any Bank or the Agent, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, shall affect or impair the obligations of the Guarantor hereunder. The Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by any Bank or the Agent shall be conclusive evidence of due delivery hereof by the Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations or any part thereof.

                  Section 6. ACTIONS NOT REQUIRED. The Guarantor hereby waives any and all right to cause a marshalling of the assets of the Borrowers or any other action by any court or other governmental body with respect thereto or to cause the Banks or the Agent to proceed against any security for the Obligations or any other recourse which the Banks or the Agent may have with respect thereto and further waives any and all requirements that the Banks or the Agent institute any action or proceeding at law or in equity, or obtain any judgment, against either Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further acknowledges that time is of the essence with respect to the Guarantor's obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

                  Section 7. NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder or any setoff or application of funds of the Guarantor by the Banks or the Agent, the Guarantor shall not be entitled to be subrogated to any of the rights of any Bank or the Agent against the Borrowers or any other guarantor or any collateral security or guaranty or right of offset held by any Bank or the Agent for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrowers or any other guarantor in respect of payments made by the Guarantor hereunder.

                  Section 8. APPLICATION OF PAYMENTS. Any and all payments upon the Obligations made by the Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, shall be applied by the Banks and the Agent as provided in the Credit Agreement.

                  Section 9. RECOVERY OF PAYMENT. If any payment received by any Bank or the Agent and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrowers or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References in this Guaranty to amounts "irrevocably paid" or to

"irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

                  Section 10. BORROWERS' FINANCIAL CONDITION. The Guarantor is familiar with the financial condition of the Borrowers, and the Guarantor has executed and delivered this Guaranty based on the Guarantor's own judgment and not in reliance upon any statement or representation of any Bank or the Agent. Neither the Banks nor the Agent shall have any obligation to provide the Guarantor with any advice whatsoever or to inform the Guarantor at any time of the Banks' or the Agent's actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrowers.

                  Section 11. REMEDIES. All remedies afforded to the Banks or the Agent by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by any Bank or the Agent, shall be deemed to be in exclusion of any of the other remedies available to any Bank or the Agent and no one such remedy shall in any way limit or prejudice any other legal or equitable remedy which any Bank or the Agent may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to any Bank or the Agent.

                  Section 12. BANKRUPTCY OF THE BORROWERS. The Guarantor expressly agrees that the liabilities and obligations of the Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against either Borrower or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

                  Section 13. COSTS AND EXPENSES. The Guarantor will pay or reimburse each Bank and the Agent on demand for all out-of-pocket expenses (including in each case all reasonable fees and expenses of counsel) incurred by that Bank or the Agent arising out of or in connection with the enforcement of this Guaranty against the Guarantor or arising out of or in connection with any failure of the Guarantor to fully and timely perform the obligations of the Guarantor hereunder.

                  Section 14. WAIVERS AND AMENDMENTS. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by all of the Banks and the Agent. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

                  Section 15. NOTICES. Except when telephonic notice is expressly authorized by this Guaranty, any notice or other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

                  Section 16. GUARANTOR ACKNOWLEDGEMENTS. The Guarantor hereby acknowledges that (a) counsel has advised the Guarantor in the negotiation, execution and delivery of this Guaranty, (b) the Banks and the Agent have no fiduciary relationship to the Guarantor, the relationship being solely that of debtor and creditors, and (c) no joint venture exists between the Guarantor, the Banks and the Agent.

                  Section 17. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to the Banks and the Agent that:

                           17(a) The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

                           17(b) The Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate action to authorize such execution, delivery and performance.

                           17(c) This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                           17(d) The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Guarantor, (ii) violate or contravene any provision of its Articles of Incorporation or bylaws, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. The Guarantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

                           17(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Guarantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

                           17(f) There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Guarantor, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

                           17(g) The Guarantor expects to derive benefits from the transactions resulting in the creation of the Obligations. The Banks and the Agent may rely conclusively on the continuing warranty, hereby made, that the Guarantor continues to be benefitted by the Banks' extension of credit accommodations to the Borrowers and the Banks and the Agent shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Banks and the Agent without regard to the receipt, nature or value of any such benefits.

                           17(h) All representations and warranties pertaining to the Guarantor made by the Borrowers in the Credit Agreement are true and correct.

                  Section 18. COVENANTS. The Guarantor hereby covenants and agrees that for so long as this Guaranty remains in full force and effect, (a) the Guarantor shall perform and comply with all covenants made by the Borrowers pertaining to the Guarantor in the Credit Agreement; and (b) the Guarantor shall perform or comply with all covenants made by the Borrowers pertaining to the Guarantor in the Pledge Agreements, including but not limited to the provisions of Section 7(b) of the Pledge Agreement which prohibit the issuance of stock or other securities in addition to or in substitution of the "Pledged Shares" (as defined in the Pledge Agreement), except to the Borrowers.

                  Section 19. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations and the expiration of the obligations, if any, of the Banks to extend credit accommodations to the Borrowers, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, each Bank, the Agent and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), any Bank or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Guaranty to such Persons.

                  Section 20. REAFFIRMATION. The Guarantor agrees that when so requested by any Bank or the Agent from time to time it will promptly execute and deliver to such Bank or the Agent a written reaffirmation of this Guaranty in such form as such Bank or the Agent may require.

                  Section 21. REVOCATION. Notwithstanding any other provision hereof, the Guarantor may revoke this Guaranty prospectively as to future transactions by written notice to that effect actually received by the Agent. No such revocation shall release, impair or affect in any manner any liability hereunder with respect to Obligations created, contracted, assumed or incurred prior to receipt by the Agent of written notice of revocation, or Obligations created, contracted, assumed or incurred after receipt of such notice pursuant to any contract entered into by the Banks or the Agent prior to receipt of such notice, or any renewals or extensions thereof, theretofore or thereafter made, or any interest accrued or accruing on such Obligations, or all other costs, expenses and attorneys' fees arising from such Obligations.

                  Section 22. GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this

Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

                  Section  23.  CONSENT  TO  JURISDICTION.  AT THE OPTION OF THE
BANKS OR THE AGENT, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY OR RAMSEY COUNTY, MINNESOTA; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE BANKS OR THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

                  Section 24. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR, EACH BANK AND THE AGENT, BY THEIR EXECUTION AND DELIVERY OR ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 25. COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 26. GENERAL. All representations and warranties contained in this Guaranty or in any other agreement between the Guarantor and the Banks or the Agent shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

                  IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

                                      PILGRIM AMERICA INVESTMENTS,
                                      INC.

                                      By
                                         ----------------------------
                                             James R. Reis
                                             Vice Chairman


Address for the Guarantor:

Two Renaissance Square, Ste. 1200
40 North Central Avenue
Phoenix, AZ  85004-4424

Address for the Agent:

U.S. Bank National Association
U.S. Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402-4302
Attention: Mark A. Bagley
Fax (612) 973-0832

                                                                    EXHIBIT B TO
                                                                CREDIT AGREEMENT

                                      NOTE


$__,000,000       July 31, 1998
                                                          Minneapolis, Minnesota

                  FOR VALUE RECEIVED, PILGRIM AMERICA GROUP, INC., a Delaware corporation, and PILGRIM AMERICA CAPITAL CORPORATION, a Delaware corporation, hereby jointly and severally promise to pay to the order of [BANK] (the "Bank") at the main office of U.S. BANK NATIONAL ASSOCIATION (the "Agent") in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) at the times set forth in the Credit Agreement, the principal amount of _________ MILLION AND NO/100 DOLLARS ($__,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

                  This note is one of the Notes referred to in the Third Amended and Restated Credit Agreement dated as of July 31, 1998 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") among the undersigned, the Bank and the other banks named therein, and the Agent. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

                  In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

                  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

                                        PILGRIM AMERICA GROUP, INC.

                                        By ________________________
                                        Title _______________________

                                        PILGRIM AMERICA
                                        CAPITAL CORPORATION

                                        By ________________________
                                        Title _______________________

                                                                    EXHIBIT C TO
                                                                CREDIT AGREEMENT

                               SECURITY AGREEMENT


                  THIS SECURITY AGREEMENT, dated as of July 31, 1998, is made and given by PILGRIM AMERICA GROUP, INC., a Delaware corporation (the "Grantor"), to U.S. BANK NATIONAL ASSOCIATION, a national banking association, as "Agent" under, and for the benefit of the "Banks" party to, the "Credit Agreement" (as those terms are defined below).

                                    RECITALS

                  A. The Grantor, Pilgrim America Capital Corporation ("PACC") (together the "Borrowers"), the lenders party thereto, (the "Banks") and U.S. Bank National Association, as agent for the Banks (the "Agent") have entered into a Third Amended and Restated Credit Agreement dated as of July 31, 1998 (as the same may hereafter be amended, supplemented, extended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Banks have agreed to extend to the Borrowers certain credit accommodations.

                  B. It is a condition precedent to the obligation of the Banks to extend credit accommodations pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Grantor.

                  C. The Grantor finds it advantageous, desirable and in its best interests to comply with the requirement that it execute and deliver this Security Agreement to the Agent.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to enter into the Credit Agreement and to extend credit accommodations to the Borrowers thereunder, the Grantor hereby agrees with the Agent, for the benefit of the Banks and the Agent, as follows:

         Section 1.  DEFINED TERMS.

                  1(a) As used in this Agreement, terms capitalized and used herein without being defined shall have the meanings given them in the Credit Agreement and the following terms shall have the meanings indicated:

                  "ACCOUNT" shall mean the rights of the Grantor to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an instrument or chattel paper and whether or not such right has been earned by performance, all guaranties and security therefor, and all interests related thereto, including without limitation, all rights to receive "sales charges" (as defined in the Rules of Fair Practice) (including, without limitation, Contingent Deferred Sales Charge), fees payable out of the assets of any Fund pursuant to Rule 12b-1 of the SEC under the Investment Company Act, and fees payable under Advisory Contracts.

                  "ACCOUNT DEBTOR" shall mean a Person who is obligated on or under any Account, Chattel Paper, Instrument or General Intangible.

                  "COLLATERAl" shall mean all property and rights in property now owned or hereafter at any time acquired by the Grantor in or upon which a Security Interest is granted to the Agent by the Grantor under this Agreement.

                  "CONTRACTS" shall mean any and all agreements to which the Grantor is a party, now existing or hereafter entered into, as the same may from time to time be amended, supplemented or otherwise modified (including (a) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Grantor to perform and to exercise all remedies thereunder), including all Fund Agreements and all agreements with Selling Agents.

                  "EQUIPMENT" shall mean all machinery, equipment, furniture, furnishings and fixtures, including all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities and other agreements of manufacturers, vendors and others with respect to such Equipment.

                  "EVENT OF DEFAULt" shall have the meaning given to such term in Section 15 hereof.

                  "FINANCING STATEMENT" shall have the meaning given to such term in Section 4 hereof.

                  "GENERAL INTANGIBLES" shall mean any personal property (other than goods, Accounts, Contracts and money) including choses in action, causes of action, contract rights, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, tradenames, trade secrets, engineering drawings, good will, registrations, copyrights, licenses, franchises, customer lists, tax refund claims, royalties, licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

                  "INSTRUMENT" shall mean a draft, check, certificate of deposit, note, bill of exchange, security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

                  "INVENTORY" shall mean any and all goods or securities owned or held by or for the account of the Grantor for sale or lease, or for furnishing under a contract of service, in each case wherever the same shall be located.

                  "LIEN" shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

                  "OBLIGATIONS" shall mean (a) all indebtedness, liabilities and obligations of the Borrowers to the Banks and Agent of every kind, nature or description under the Credit Agreement, including without limitation the Grantor's obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and any letter of credit reimbursement obligations and fees, (b) all liabilities of the Grantor under this Agreement, (c) any and all obligations of either Borrower to any Bank under Rate Protection Agreements, and (d) any and all other liabilities and obligations of the Borrowers to the Banks and the Agent of every kind, nature and description, whether direct or indirect or hereafter acquired by the Banks or the Agent from any Person, whether absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

                  "SECURITY  INTEREST" shall have the meaning given such term in
         Section 2 hereof.

                  1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date of this Agreement to the extent such other terms are defined therein.

                  1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

                  Section 2. GRANT OF SECURITY INTERESt. As security for the payment and performance of all of the Obligations, the Grantor hereby grants to the Agent, for the benefit of the Banks, a security interest (the "Security Interest") in all of the Grantor's right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

                  2(a)  All Accounts.

                  2(b)  All Contracts.

                  2(c)  All Equipment.

                  2(d)  All General Intangibles.

                  2(e)  All Inventory.

                  2(f) To the extent not  otherwise  included in the  foregoing,
         (i) all other rights to the payment of money, including rents and other sums payable to the Grantor under leases, rental agreements and other Chattel Paper and insurance proceeds; (ii) all books, correspondence, credit files, records, invoices, bills of lading, and other documents relating to any of the foregoing, including, without limitation, all tapes, cards, disks, computer software, computer runs, and other papers and documents in the possession or control of the Grantor or any computer bureau from time to time acting for the Grantor; (iii) all rights in, to and under all policies insuring the life of any officer, director, stockholder or employee of the Grantor, the proceeds of which are payable to the Grantor; and (iv) all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing.

                  2(g) To the extent not otherwise included, all proceeds and products of any and all of the foregoing.

                  Section 3. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the Accounts, General Intangibles, Contracts and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the Contracts and other items included in the Collateral, and (c) the Banks and the Agent shall have no obligation or liability under Accounts, Chattel Paper, General

Intangibles and other items included in the Collateral by reason of this Agreement, nor shall the Banks or the Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  Section 4. TITLE TO COLLATERAL. The Grantor has (or will have at the time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest and except Liens permitted by the Credit Agreement. The Grantor will defend the Collateral against all claims or demands of all Persons (other than the Agent) claiming the Collateral or any interest therein. As of the date of execution of this Security Agreement, no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except those to be released in connection with the execution and delivery hereof and those as may have been filed (a) in favor of the Agent relating to this Agreement, or (b) to perfect Liens permitted by the Credit Agreement.

                  Section 5. DISPOSITION OF COLLATERAL. The Grantor will not sell, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except as permitted by the Credit Agreement. The Agent shall, at the request of the Grantor, release its security interest in any Collateral sold by the Grantor in a transaction permitted by Section 6.2 of the Credit Agreement, effective upon the sale thereof, provided that (i) the purchaser of such Collateral agrees to pay the entire purchase price for such Collateral to the Grantor by means of deposits into an account of the Grantor with the Agent, (ii) the Agent obtains a security interest in the agreement pursuant to which such Collateral was sold and any right, title or interest in the Collateral sold thereunder retained by the Grantor, and (iii) the purchaser(s) under any such agreement consent to the Agent's security interests described in clause (ii) above.

                  Section 6. NAMES, OFFICES, LOCATIONS. The Grantor does business solely under its own name and the trade names and styles, if any, set forth on Schedule II hereto. Except as noted on said Schedule, no such trade names or styles and no trademarks or other similar marks owned by the Grantor are registered with any governmental unit. The chief place of business and chief executive office of the Grantor and the office where it keeps its books and records concerning the Collateral are located at its address set forth on the signature page hereof. All items of Collateral and Inventory existing on the date of this Agreement are located at the places specified on Schedule I hereto. The Grantor will immediately notify the Agent of any additional state in which any item of Collateral is hereafter located. The Grantor will from time to time at the request of the Agent provide the Agent with current lists as to the locations of the Collateral. The Grantor will not permit any Collateral or any records pertaining to Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Grantor will not change its name or the location of its chief place of business and chief executive office unless the Agent has been given at least 30 days prior written notice thereof and the Grantor has executed and delivered to the Agent such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

                  Section 7. RIGHTS TO PAYMENT. Except as the Grantor may otherwise advise the Agent in writing, each Account, Contract and General Intangible constituting or evidencing a right to payment is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in the Grantor's records pertaining thereto as being obligated to pay or perform such obligation. Without the Agent's prior written consent, the Grantor will not agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such Account Debtors or other obligors except in the ordinary course of business and in amounts not exceeding $250,000 per Account Debtor or other obligor in any calendar year. The Grantor will perform and comply in all material respects with all its obligations under the Contracts and exercise promptly and diligently its rights thereunder. The Grantor shall, at its own expense, take all necessary action to collect, as and when due, all amounts due with respect to amounts payable under or with respect to the Accounts, Contracts and General Intangibles, including the taking of such action with respect to collection as the Grantor may deem advisable.

                  Section 8.   FURTHER ASSURANCES; ATTORNEY-IN-FACT.

                           8(a) The Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Grantor execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, the Grantor will, promptly and from time to time at the request of the
         Agent: (i) mark, or permit the Agent to mark, conspicuously its books, records, and accounts showing or dealing with the Collateral, with a legend, in form and substance satisfactory to the Agent, indicating that each such item of Collateral is subject to the Security Interest granted hereby; (ii) deliver and pledge to the Agent all instruments, duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to the Grantor, all in form and substance satisfactory to the Agent; (iii) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including fixture filings with any necessary legal descriptions as to any goods included in the Collateral which the Agent determines might be deemed to be fixtures, and instruments and notices with respect to vehicle titles), as may be necessary or desirable, or as the Agent may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby; and (iv) obtain waivers, in form satisfactory to the Agent, of any other party to any Contract consenting to the Agent's interest therein.

                           8(b) The Grantor hereby authorizes the Agent to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

                           8(c) The Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Agent.

                  Section 9. TAXES AND CLAIMS. The Grantor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on the Grantor's books in accordance with generally accepted accounting principles.

                  Section 10. BOOKS AND RECORDS. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and credits granted with respect to all Accounts, Contracts and General Intangibles.

                  Section 11. INSPECTION, REPORTS, VERIFICATIONS. The Grantor will at all reasonable times permit the Agent, any Bank or its representatives to examine or inspect any Collateral, any evidence of Collateral and the Grantor's books and records concerning the Collateral, wherever located. The Grantor will from time to time when requested by the Agent or any Bank furnish to the Agent a report on its Accounts, Contracts and General Intangibles, naming the Account Debtors or other obligors thereon, the amount due and the aging thereof. The Agent or its designee is authorized to contact Account Debtors and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

                  Section 12. NOTICE OF LOSS. The Grantor will promptly notify the Agent of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to Grantor, in any material item of Collateral or the prospect of payment or performance thereof.

                  Section 13. ACTION BY THE AGENT. If the Grantor at any time fails to perform or observe any of the foregoing agreements, the Agent shall have (and the Grantor hereby grants to the Agent) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of the Grantor (or, at the Agent's option, in the Agent's name) and to take any and all other actions which the Agent may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of instruments); and the Grantor shall thereupon pay to the Agent on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Agent, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

                  Section 14. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Grantor requests in writing, but failure of the Agent to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral not so requested by the Grantor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. The Agent shall also be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Agent accords its own property of like kind. The Agent shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Agent will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by the Grantor with respect to the Collateral in the Agent's possession if the Agent in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

                  Section 15. DEFAULT. Each of the following occurrences shall constitute an Event of Default under this Agreement: (a) the Grantor shall fail to observe or perform any covenant or agreement applicable to the Grantor under this Agreement; or (b) any representation or warranty made by the Grantor in this Agreement or any schedule, exhibit, supplement or attachment hereto or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Grantor to the Agent shall prove to have been false or materially misleading when made; or (c) any Event of Default shall occur under the Credit Agreement.

                  Section 16. REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter:

                           16(a) The Agent may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code.

                           16(b) The Agent shall have the right to enter upon and into and take possession of all or such part or parts of the properties of the Grantor, including lands, plants, buildings, Equipment, Inventory and other property as may be necessary or appropriate in the judgment of the Agent to permit or enable the Agent to exercise the remedies with respect to the Collateral, as the Agent may elect, and to use and operate said properties for said purposes and for such length of time as the Agent may deem necessary or appropriate for said purposes without the payment of any compensation to Grantor therefor. The Agent may require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent.

                           16(c) Any sale of Collateral may be in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Agent may reasonably believe are commercially reasonable. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and the Agent may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           16(d) The Agent is hereby granted a license or other right to use, without charge, all of the Grantor's property, including, without limitation, all of the Grantor's labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, exercise its remedies with respect to the Collateral, and the Grantor's rights under all licenses and all franchise agreements shall inure to the Agent's benefit until the Obligations are paid in full.

                           16(e) If notice to the Grantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in
         Section 21 hereof at least ten calendar days prior to the date of intended disposition or other action, and the Agent may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against the Grantor, or against any other Person or property.

                           16(f) The Agent is hereby granted, upon written notice to the Grantor and any other Person entitled to receive such notice under any Contract, the right to assume, become bound by, and agree to perform and observe the covenants, agreements, obligations and conditions to be performed and observed under such Contract and to exercise all of the rights, powers and privileges of the Grantor thereunder.

                           16(g) The Grantor appoints the Agent as the Grantor's attorney-in-fact, with full power of substitution, to perform any act which the Grantor has agreed to perform but has failed to do so, which appointment is coupled with an interest and irrevocable.

                  Section 17. REMEDIES AS TO CERTAIN RIGHTS TO PAYMENT. Upon the occurrence of an Event of Default and at any time thereafter the Agent may notify any Account Debtor or other Person obligated on any Accounts or other Collateral that the same have been assigned or transferred to the Agent and that the same should be performed as requested by, or paid directly to, the Agent, as the case may be. The Grantor shall join in giving such notice, if the Agent so requests. The Agent may, in the Agent's name or in the Grantor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person. The Agent is hereby granted the right to take any action which the Agent may reasonably deem necessary or desirable in order to realize on the

Collateral, including, the power to endorse in the name of the Grantor, with recourse to the Grantor, any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral. If any payments on any such Collateral are received by the Grantor after an Event of Default has occurred, such payments shall be held in trust by the Grantor as the property of the Agent and shall not be commingled with any funds or property of the Grantor and shall be forthwith remitted to the Agent for application on the Obligations.

                  Section  18.  APPLICATION  OF  PROCEEDS.   All  cash  proceeds
received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, or then or at any time thereafter be applied in whole or in part against, all or any part of the Obligations
(including, without limitation, any expenses of the Agent payable pursuant to Section 19 hereof). If the Agent shall apply such cash proceeds to the Obligations, they shall be applied as follows:

                          FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection, sale or disposition or otherwise in connection with this Security Agreement, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                          SECOND, to the payment of the Obligations consisting of principal of, interest on and fees with respect to the Loans and the Commitments, until such Obligations have been paid in full;

                          THIRD, to the payment in full of the other Obligations until all of the Obligations have been paid in full;

                           FOURTH, to the Company, its successors or assigns or as a court of competent jurisdiction may otherwise direct.

                  Section 19. COSTS AND EXPENSES; INDEMNITY. The Grantor will pay or reimburse the Agent on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Agent in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Grantor shall indemnify and hold the Agent and the Banks harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement and the

Security Interest hereby created (including enforcement of this Agreement) or the actions of the Agent or any Bank pursuant hereto, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final judgment of a court of competent jurisdiction. Any liability of the Grantor to indemnify and hold the Agent and the Banks harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Grantor under this Section shall survive any termination of this Agreement.

                  Section 20. WAIVERS; REMEDIES; MARSHALLING. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Agent. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Agent. All rights and remedies of the Agent shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Agent's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Grantor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Agent of its remedies hereunder, absent this waiver.

                  Section 21. NOTICES. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

                  Section 22. GRANTOR ACKNOWLEDGEMENTS. The Grantor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Agent and the Banks have no fiduciary relationship to the Grantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Grantor, the Agent and the Banks.

                  Section 23. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the obligations, if any, of the Banks to extend credit accommodations to the Grantor, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Banks and the Agent, and be enforceable by the Agent, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Banks or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Security Agreement to such Persons.

                  Section 24. TERMINATION OF SECURITY INTEREST. Upon payment in full of the Obligations, the expiration of all obligations of the Banks to extend credit accommodations to the Grantor and termination of all Rate Protection Agreements, the Security Interest granted hereby shall terminate. Upon any such termination, the Agent will return to the Grantor such of the Collateral then in the possession of the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantor and shall be without warranty by, or recourse on, the Agent. As used in this Section, "Grantor" includes any assigns of Grantor, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

                  SECTION 25. GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY
INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

                  SECTION 26. CONSENT TO JURISDICTION. AT THE OPTION OF THE AGENT, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY; AND THE GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS

NOT CONVENIENT. IN THE EVENT THE GRANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE
ACCOMPLISHED   UNDER  APPLICABLE  LAW,  TO  HAVE  SUCH  CASE  DISMISSED  WITHOUT
PREJUDICE.

                  SECTION 27. WAIVER OF NOTICE AND HEARING. THE GRANTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

                  SECTION 28. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR, THE BANKS AND THE AGENT, BY ITS EXECUTION AND DELIVERY OR ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 29. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 30. GENERAL. All representations and warranties contained in this Agreement or in any other agreement between the Grantor and the Agent shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Grantor waives notice of the acceptance of this Agreement by the Agent. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

                  IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                               PILGRIM AMERICA GROUP, INC.

                                               By
                                                 ----------------------------
                                                         James R. Reis
                                                         Vice Chairman


Address for Grantor:

Two Renaissance Square, Ste. 1200
40 North Central Avenue
Phoenix, AZ  85004-4424

Grantor's Tax ID:  95-4516050

Address for the Agent:

U.S. Bank National Association
601 Second Avenue South
Minneapolis, MN 55402-4302
Fax (612)

                                   SCHEDULE I
                                       to
                               Security Agreement


Locations of Equipment and Inventory
as of Date of Security Agreement


[Locations to be provided, including county. Locations not owned by Grantor should be specified with name of landlord or warehouse.]

                                   SCHEDULE II
                                       to
                               Security Agreement


Trade Names and Trade Styles



[To be provided.]

                                                                    EXHIBIT D TO
                                                                CREDIT AGREEMENT

                               SECURITY AGREEMENT


                THIS SECURITY AGREEMENT, dated as of July 31, 1998, is made and given by PILGRIM AMERICA SECURITIES, INC., a Delaware corporation (the "Grantor"), to U.S. BANK NATIONAL ASSOCIATION, a national banking association, as "Agent" under, and for the benefit of the "Banks" party to, the "Credit Agreement" (as those terms are defined below).

                                    RECITALS

                A. Pilgrim America Group, Inc. ("PAG"), Pilgrim America Capital Corporation ("PACC") (together the "Borrowers"), the lenders party thereto, (the "Banks") and U.S. Bank National Association, as agent for the Banks (the "Agent") have entered into a Third Amended and Restated Credit Agreement dated as of July 31, 1998 (as the same may hereafter be amended, supplemented, extended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Banks have agreed to extend to the Borrowers certain credit accommodations.

                B. It is a condition precedent to the obligation of the Banks to extend credit accommodations pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Grantor.

                C. The Grantor is a wholly owned subsidiary of a Borrower, and the Borrower will use part of the loans made to it by the Secured Party pursuant to the terms of the Credit Agreement to finance the business of the Grantor.

                D. The Grantor expects to derive benefits from the extension of credit accommodations to the Borrower by the Secured Party and finds it advantageous, desirable and in its best interests to execute and deliver this Security Agreement to the Secured Party.

                NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to enter into the Credit Agreement and to extend credit accommodations to the Borrowers thereunder, the Grantor hereby agrees with the Agent, for the benefit of the Banks and the Agent, as follows:

        Section 1.  DEFINED TERMS.

                1(a) As used in this Agreement, terms capitalized and used herein without being defined shall have the meanings given them in the Credit Agreement and the following terms shall have the meanings indicated:

                "ACCOUNT" shall mean the rights of the Grantor to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an instrument or chattel paper and whether or not such right has been earned by performance, all guaranties and security therefor, and all interests related thereto, including without limitation, all rights to receive "sales charges" (as defined in the Rules of Fair Practice) (including, without limitation, Contingent Deferred Sales Charge), fees payable out of the assets of any Fund pursuant to Rule 12b-1 of the SEC under the Investment Company Act, and fees payable under Advisory Contracts.

                "ACCOUNT DEBTOR" shall mean a Person who is obligated on or under any Account, Contract or General Intangible.

                "COLLATERAL ACCOUNT" shall mean the Grantor's account number with the Secured Party, or any other account of the Grantor with the Secured Party subsequently substituted therefor.

                "COLLATERAl" shall mean all property and rights in property now owned or hereafter at any time acquired by the Grantor in or upon which a Security Interest is granted to the Agent by the Grantor under this Agreement.

                "CONTRACTS" shall mean any and all agreements to which the Grantor is a party, now existing or hereafter entered into, as the same may from time to time be amended, supplemented or otherwise modified (including (a) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Grantor to perform and to exercise all remedies thereunder), including all Fund Agreements and all agreements with Selling Agents.

                "EQUIPMENT" shall mean all machinery, equipment, furniture, furnishings and fixtures, including all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities and other agreements of manufacturers, vendors and others with respect to such Equipment.

                "EVENT OF DEFAULt"  shall have the meaning given to such term in
        Section 15 hereof.

                "FINANCING STATEMENT" shall have the meaning given to such term in Section 4 hereof.

                "GENERAL INTANGIBLES" shall mean any personal property (other than goods, Accounts, Contracts and money) including choses in action, causes of action, contract rights, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, tradenames, trade secrets, engineering drawings, good will, registrations, copyrights, licenses, franchises, customer lists, tax refund claims, royalties, licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

                "INVENTORY" shall mean any and all goods or securities owned or held by or for the account of the Grantor for sale or lease, or for furnishing under a contract of service, in each case wherever the same shall be located.

                "OBLIGATIONS" shall mean (a) all indebtedness, liabilities and obligations of the Borrowers to the Banks and Agent of every kind, nature or description under the Credit Agreement, including without limitation the Borrowers' obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and any letter of credit reimbursement obligations and fees, (b) all liabilities of the Grantor under this Agreement, (c) any and all obligations of either Borrower to any Bank under Rate Protection Agreements, and (d) any and all other liabilities and obligations of the Borrowers or the Grantor the Banks and the Agent of every kind, nature and description, whether direct or indirect or hereafter acquired by the Banks or the Agent from any Person, whether absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

                "SECURITY  INTEREST"  shall have the meaning  given such term in
        Section 2 hereof.

                1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date of this Agreement to the extent such other terms are defined therein.

                1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

                Section 2. GRANT OF SECURITY INTERESt. As security for the payment and performance of all of the Obligations, subject to the limitations set forth in Section 21 below, the Grantor hereby grants to the Agent, for the benefit of the Banks, a security interest (the "Security Interest") in all of the Grantor's right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

                2(a)  All Accounts.

                2(b)  All Contracts.

                2(c)  All Equipment.

                2(d)  All General Intangibles.

                2(e)  All Inventory.

                2(f) To the extent not otherwise included in the foregoing, (i) all other rights to the payment of money, including rents and other sums payable to the Grantor under leases, rental agreements and other Chattel Paper and insurance proceeds; (ii) all books, correspondence, credit files, records, invoices, bills of lading, and other documents relating to any of the foregoing, including, without limitation, all tapes, cards, disks, computer software, computer runs, and other papers and documents in the possession or control of the Grantor or any computer bureau from time to time acting for the Grantor; (iii) all rights in, to and under all policies insuring the life of any officer, director, stockholder or employee of the Grantor, the proceeds of which are payable to the Grantor; and (iv) all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing.

                2(g) To the extent not otherwise included, all proceeds and products of any and all of the foregoing.

                Section 3. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the Accounts, General Intangibles, Contracts and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the Contracts and other items included in the Collateral, and (c) the Banks and the Agent shall have no obligation or liability under Accounts, Contracts, General
Intangibles and other items included in the Collateral by reason of this Agreement, nor shall the Banks or the Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                Section 4. TITLE TO COLLATERAL. The Grantor has (or will have at the time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest and except Liens permitted by the Credit Agreement. The Grantor will defend the Collateral against all claims or demands of all Persons (other than the Agent) claiming the Collateral or any interest therein. As of the date of execution of this Security Agreement, no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except those to be released in connection with the execution and delivery hereof and those as may have been filed (a) in favor of the Agent relating to this Agreement, or (b) to perfect Liens permitted by the Credit Agreement.

                Section 5. DISPOSITION OF COLLATERAL. The Grantor will not sell, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except as permitted by the Credit Agreement. The Agent shall, at the request of the Grantor, release its security interest in any Collateral sold by the Grantor in a transaction permitted by Section 6.2 of the Credit Agreement, effective upon the sale thereof, provided that (i) the purchaser of such Collateral agrees to pay the entire purchase price for such Collateral to the Grantor by means of deposits into an account of the Grantor with the Agent,
(ii) the Agent obtains a security interest in the agreement pursuant to which such Collateral was sold and any right, title or interest in the Collateral sold thereunder retained by the Grantor, and (iii) the purchaser(s) under any such agreement consent to the Agent's security interests described in clause (ii) above.

                Section 6. NAMES, OFFICES, LOCATIONS. The Grantor does business solely under its own name and the trade names and styles, if any, set forth on
Schedule II hereto. Except as noted on said Schedule, no such trade names or styles and no trademarks or other similar marks owned by the Grantor are registered with any governmental unit. The chief place of business and chief executive office of the Grantor and the office where it keeps its books and records concerning the Collateral are located at its address set forth on the signature page hereof. All items of Collateral and Inventory existing on the date of this Agreement are located at the places specified on Schedule I hereto. The Grantor will immediately notify the Agent of any additional state in which any item of Collateral is hereafter located. The Grantor will from time to time at the request of the Agent provide the Agent with current lists as to the locations of the Collateral. The Grantor will not permit any Collateral or any records pertaining to Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Grantor will not change its name or the location of its chief place of business and chief executive office unless the Agent has been given at least 30 days prior written notice thereof and the Grantor has executed and delivered to the Agent such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

                Section 7. RIGHTS TO PAYMENT. Except as the Grantor may otherwise advise the Agent in writing, each Account, Contract and General Intangible constituting or evidencing a right to payment is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in the Grantor's records pertaining thereto as being obligated to pay or perform such obligation. Without the Agent's prior written consent, the Grantor will not agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such Account Debtors or other obligors except in the ordinary course of business and in amounts not exceeding $250,000 per Account Debtor or other obligor in any calendar year. The Grantor will perform and comply in all material respects with all its obligations under the Contracts and exercise promptly and diligently its rights thereunder. The Grantor shall, at its own expense, take all necessary action to collect, as and when due, all amounts due with respect to amounts payable under or with respect to the Accounts, Contracts and General Intangibles, including the taking of such action with respect to collection as the Grantor may deem advisable. The Grantor shall cause all amounts payable to it under any Fund Agreement to be paid by the Account Debtor or other obligor therein directly into the Collateral Account. Except after the occurrence and during the continuance of a Default or an Event of Default, the Grantor shall be entitled to cause the Agent to withdraw amounts so deposited and deposit the same into an operating account of the Grantor with the Agent. From and after the occurrence and during the continuance of a Default or an Event of Default, the Agent may hold all such amounts as Collateral, for the benefit of the Banks, or apply the same to the Obligations as provided in Section 17.

                Section 8.   FURTHER ASSURANCES; ATTORNEY-IN-FACT.

                8(a) The Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Grantor execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, the Grantor will, promptly and from time to time at the request of the Agent: (i) mark, or permit the Agent to mark, conspicuously its books, records, and accounts showing or dealing with the Collateral, with a legend, in form and substance satisfactory to the Agent, indicating that each such item of Collateral is subject to the Security Interest granted hereby; (ii) deliver and pledge to the Agent all instruments, duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to the Grantor, all in form and substance satisfactory to the Agent; (iii) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including fixture filings with any necessary legal descriptions as to any goods included in the Collateral which the Agent determines might be deemed to be fixtures, and instruments and notices with respect to vehicle titles), as may be necessary or desirable, or as the Agent may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby; and (iv) obtain waivers, in form satisfactory to the Agent, of any other party to any Contract consenting to the Agent's interest therein.

                8(b) The Grantor hereby authorizes the Agent to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

                8(c) The Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Agent.

                Section 9. TAXES AND CLAIMS. The Grantor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on the Grantor's books in accordance with generally accepted accounting principles.

                Section 10. BOOKS AND RECORDS. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and credits granted with respect to all Accounts, Contracts and General Intangibles.

                Section 11. INSPECTION, REPORTS, VERIFICATIONS. The Grantor will at all reasonable times permit the Agent, any Bank or its representatives to examine or inspect any Collateral, any evidence of Collateral and the Grantor's books and records concerning the Collateral, wherever located. The Grantor will from time to time when requested by the Agent or any Bank furnish to the Agent a report on its Accounts, Contracts and General Intangibles, naming the Account Debtors or other obligors thereon, the amount due and the aging thereof. The Agent or its designee is authorized to contact Account Debtors and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

                Section 12. NOTICE OF LOSS. The Grantor will promptly notify the Agent of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to Grantor, in any material item of Collateral or the prospect of payment or performance thereof.

                Section 13. ACTION BY THE AGENT. If the Grantor at any time fails to perform or observe any of the foregoing agreements, the Agent shall have (and the Grantor hereby grants to the Agent) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of the Grantor (or, at the Agent's option, in the Agent's name) and to take any and all other actions which the Agent may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of instruments); and the Grantor shall thereupon pay to the Agent on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Agent, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

                Section 14. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Grantor requests in writing, but failure of the Agent to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral not so requested by the Grantor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. The Agent shall also be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Agent accords its own property of like kind. The Agent shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Agent will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by the Grantor with respect to the Collateral in the Agent's possession if the Agent in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

                Section 15. DEFAULT. Each of the following occurrences shall constitute an Event of Default under this Agreement: (a) the Grantor shall fail to observe or perform any covenant or agreement applicable to the Grantor under this Agreement; or (b) any representation or warranty made by the Grantor in this Agreement or any schedule, exhibit, supplement or attachment hereto or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Grantor to the Agent shall prove to have been false or materially misleading when made; or (c) any Event of Default shall occur under the Credit Agreement.

                Section 16. REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter:

                         16(a) The Agent may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code.

                         16(b) The Agent shall have the right to enter upon and into and take possession of all or such part or parts of the properties of the Grantor as may be necessary or appropriate in the judgment of the Agent to permit or enable the Agent to exercise the remedies with respect to the Collateral, as the Agent may elect, and to use and operate said properties for said purposes and for such length of time as the Agent may deem necessary or appropriate for said purposes without the payment of any compensation to Grantor therefor. The Agent may require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent.

                         16(c) Any sale of Collateral may be in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Agent may reasonably believe are commercially reasonable. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and the Agent may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                         16(d) The Agent is hereby granted a license or other right to use, without charge, all of the Grantor's property, including, without limitation, all of the Grantor's labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, exercise its remedies with respect to the Collateral, and the Grantor's rights under all licenses and all franchise agreements shall inure to the Agent's benefit until the Obligations are paid in full.

                         16(e) If notice to the Grantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in
        Section 22 hereof at least ten calendar days prior to the date of intended disposition or other action, and the Agent may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against the Grantor, or against any other Person or property.

                         16(f) The Agent is hereby granted, upon written notice to the Grantor and any other Person entitled to receive such notice under any Contract, the right to assume, become bound by, and agree to perform and observe the covenants, agreements, obligations and conditions to be performed and observed under such Contract and to exercise all of the rights, powers and privileges of the Grantor thereunder.

                         16(g) The Grantor appoints the Agent as the Grantor's attorney-in-fact, with full power of substitution, to perform any act which the Grantor has agreed to perform but has failed to do so, which appointment is coupled with an interest and irrevocable.

                Section 17. REMEDIES AS TO CERTAIN RIGHTS TO PAYMENT. Upon the occurrence of an Event of Default and at any time thereafter the Agent may notify any Account Debtor or other Person obligated on any Accounts or other Collateral that the same have been assigned or transferred to the Agent and that the same should be performed as requested by, or paid directly to, the Agent, as the case may be. The Grantor shall join in giving such notice, if the Agent so requests. The Agent may, in the Agent's name or in the Grantor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person. The Agent is hereby granted the right to take any action which the Agent may reasonably deem necessary or desirable in order to realize on the Collateral, including, the power to endorse in the name of the Grantor, with recourse to the Grantor, any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral. If any payments on any such Collateral are received by the Grantor after an Event of Default has occurred, such payments shall be held in trust by the Grantor as the property of the Agent and shall not be commingled with any funds or property of the Grantor and shall be forthwith remitted to the Agent for application on the Obligations.

                Section 18. APPLICATION OF PROCEEDS. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, or then or at any time thereafter be applied in whole or in part against, all or any part of the Obligations (including, without limitation, any expenses of the Agent payable pursuant to Section 19 hereof). If the Agent shall apply such cash proceeds to the Obligations, they shall be applied as follows:

                         FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection, sale or disposition or otherwise in connection with this Security Agreement, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                         SECOND, to the payment of the Obligations consisting of principal of, interest on and fees with respect to the Loans and the Commitments, until such Obligations have been paid in full;

                         THIRD, to the payment in full of the other Obligations until all of the Obligations have been paid in full;

                         FOURTH, to the Company, its successors or assigns or as a court of competent jurisdiction may otherwise direct.

                Section 19. COSTS AND EXPENSES; INDEMNITY. The Grantor will pay or reimburse the Agent on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Agent in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Grantor shall indemnify and hold the Agent and the Banks harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement and the Security Interest hereby created (including enforcement of this Agreement) or the actions of the Agent or any Bank pursuant hereto, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final judgment of a court of competent jurisdiction. Any liability of the Grantor to indemnify and hold the Agent and the Banks harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Grantor under this Section shall survive any termination of this Agreement.

                Section 20. WAIVERS; REMEDIES; MARSHALLING. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Agent. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Agent. All rights and remedies of the Agent shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Agent's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Grantor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Agent of its remedies hereunder, absent this waiver.

                Section 21. WAIVER OF DEFENSES. The Grantor waives the benefit of any and all defenses and discharges available to a guarantor, surety, indorser or accommodation party, dependent on its character as such. Notwithstanding any other provision hereof, the amount of the Obligations secured hereunder is limited to the amount which may be so secured under applicable federal and state laws relating to the insolvency of debtors without this Agreement or the Security Interest being held to be avoidable or unenforceable. The Grantor acknowledges and agrees that Obligations may be created and continued in any amount, without affecting or impairing the liability of the Grantor hereunder or the Security Interest. Without limiting the generality of the foregoing, the Grantor (in such capacity) waives presentment, demand for payment, and notice of nonpayment or protest of any note or any other instrument evidencing any of the Obligations; and the Grantor agrees that its liability hereunder and the Security Interest hereby created shall not be affected or impaired in any way by any of the following acts and things (which the Agent and the Banks may do from time to time without notice to the Grantor): (a) by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification, or other disposition of any of the Obligations or any evidence thereof or any collateral therefor, (b) by any acceptance or release of collateral for or guarantors of any of the Obligations, (c) by any failure, neglect or omission to realize upon or protect any of the Obligations, or to obtain, perfect, enforce or realize upon any collateral therefor, or to exercise any Lien upon or right of appropriation of any moneys, credits or property toward the liquidation of any of the Obligations, or (d) by any application of payments or credits upon any of the Obligations. The Agent shall not be required, before exercising its rights under this Agreement, to first resort for payment of any of the Obligations to the Borrowers or any other Persons, their properties or estates, or any collateral, property, Liens or other rights or remedies whatsoever. The Grantor agrees not to exercise any right of contribution, recourse, subrogation or reimbursement available to the Grantor against the Borrowers or any other Person or property, unless and until all Obligations and all other debts, liabilities and obligations owed by the Borrower and the Grantor to the Secured Party have been paid and discharged. The Grantor expects to derive benefits from the transactions resulting in the creation of the Obligations. The Agent and the Banks may rely conclusively on the continuing warranty, hereby made, that the Grantor continues to be benefitted by the Bank's extension of credit accommodations to the Borrower and the neither the Agent nor any Bank shall have any duty to inquire into or confirm the receipt of any such benefits, and this Agreement shall be effective and enforceable by the Agent without regard to the receipt, nature or value of any such benefits.

                Section 22. NOTICES. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

                Section 23. GRANTOR ACKNOWLEDGEMENTS. The Grantor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Agent and the Banks have no fiduciary relationship to the Grantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Grantor, the Agent and the Banks.

                Section 24. REPRESENTATIONS AND WARRANTIES. The Grantor hereby represents and warrants to the Agent and the Banks that:

                         24(a) The Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

                         24(b) The Grantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance.

                         24(c) This Agreement constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                         24(d) The execution, delivery and performance of this Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Grantor, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of the Grantor, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Grantor is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. The Grantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Grantor.

                         24(e) Except for filings, recordings and registrations to perfect the Security Interest, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Grantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Agreement.

                         24(f) There are no actions, suits or proceedings pending or, to the knowledge of the Grantor, threatened against or affecting the Grantor or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Grantor, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Grantor or on the ability of the Grantor to perform its obligations hereunder.

                Section 25. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the obligations, if any, of the Banks to extend credit accommodations to the Grantor, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Banks and the Agent, and be enforceable by the Agent, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Banks or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Security Agreement to such Persons.

                Section 26. TERMINATION OF SECURITY INTEREST. Upon payment in full of the Obligations, the expiration of all obligations of the Banks to extend credit accommodations to the Grantor and termination of all Rate Protection Agreements, the Security Interest granted hereby shall terminate. Upon any such termination, the Agent will return to the Grantor such of the Collateral then in the possession of the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantor and shall be without warranty by, or recourse on, the Agent. As used in this Section, "Grantor" includes any assigns of Grantor, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

                SECTION 27. GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY
INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

                SECTION 28. CONSENT TO JURISDICTION. AT THE OPTION OF THE AGENT, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY; AND THE GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GRANTOR COMMENCES ANY ACTION IN ANOTHER
JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE

JURISDICTIONS  AND  VENUES  ABOVE-DESCRIBED,  OR  IF  SUCH  TRANSFER  CANNOT  BE
ACCOMPLISHED   UNDER  APPLICABLE  LAW,  TO  HAVE  SUCH  CASE  DISMISSED  WITHOUT
PREJUDICE.

                SECTION 29. WAIVER OF NOTICE AND HEARING. THE GRANTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

                SECTION 30. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR, THE BANKS AND THE AGENT, BY ITS EXECUTION AND DELIVERY OR ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 31. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 32. GENERAL. All representations and warranties contained in this Agreement or in any other agreement between the Grantor and the Agent shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Grantor waives notice of the acceptance of this Agreement by the Agent. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.


                  IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                               PILGRIM AMERICA SECURITIES,
INC.

                                               By ________________________

                                               Title _______________________
Address for Grantor:

Two Renaissance Square, Ste. 1200
40 North Central Avenue
Phoenix, AZ  85004-4424

Grantor's Tax ID #

Address for the Agent:

U.S. Bank National Association
601 Second Avenue South
Minneapolis, MN 55402-4302
Fax (612)

                                   SCHEDULE I
                                       to
                               Security Agreement


Locations of Equipment and Inventory
as of Date of Security Agreement


[Locations to be provided, including county. Locations not owned by Grantor should be specified with name of landlord or warehouse.]

                                   SCHEDULE II
                                       to
                               Security Agreement


Trade Names and Trade Styles



[To be provided.]

                                                                    EXHIBIT E TO
                                                                CREDIT AGREEMENT

                               SECURITY AGREEMENT

                THIS SECURITY AGREEMENT, dated as of July 31, 1998, is made and given by PILGRIM AMERICA INVESTMENTS, INC., a Delaware corporation (the "Grantor"), to U.S. BANK NATIONAL ASSOCIATION, a national banking association, as "Agent" under, and for the benefit of the "Banks" party to, the "Credit Agreement" (as those terms are defined below).

                                    RECITALS

                A. Pilgrim America Group, Inc. ("PAG"), Pilgrim America Capital Corporation ("PACC") (together the "Borrowers"), the lenders party thereto, (the "Banks") and U.S. Bank National Association, as agent for the Banks (the "Agent") have entered into a Third Amended and Restated Credit Agreement dated as of July 31, 1998 (as the same may hereafter be amended, supplemented, extended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Banks have agreed to extend to the Borrowers certain credit accommodations.

                B. It is a condition precedent to the obligation of the Banks to extend credit accommodations pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Grantor.

                C. The Grantor is a wholly owned subsidiary of a Borrower, and the Borrower will use part of the loans made to it by the Secured Party pursuant to the terms of the Credit Agreement to finance the business of the Grantor.

                D. The Grantor expects to derive benefits from the extension of credit accommodations to the Borrower by the Secured Party and finds it advantageous, desirable and in its best interests to execute and deliver this Security Agreement to the Secured Party.

                NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to enter into the Credit Agreement and to extend credit accommodations to the Borrowers thereunder, the Grantor hereby agrees with the Agent, for the benefit of the Banks and the Agent, as follows:

        Section 1.  DEFINED TERMS.

                1(a) As used in this Agreement, terms capitalized and used herein without being defined shall have the meanings given them in the Credit Agreement and the following terms shall have the meanings indicated:

                "ACCOUNT" shall mean the rights of the Grantor to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an instrument or chattel paper and whether or not such right has been earned by performance, all guaranties and security therefor, and all interests related thereto, including without limitation, all rights to receive "sales charges" (as defined in the Rules of Fair Practice) (including, without limitation, Contingent Deferred Sales Charge), fees payable out of the assets of any Fund pursuant to Rule 12b-1 of the SEC under the Investment Company Act, and fees payable under Advisory Contracts.

                "ACCOUNT DEBTOR" shall mean a Person who is obligated on or under any Account, Contract or General Intangible.

                "COLLATERAl" shall mean all property and rights in property now owned or hereafter at any time acquired by the Grantor in or upon which a Security Interest is granted to the Agent by the Grantor under this Agreement.

                "COLLATERAL ACCOUNT" shall mean the Grantor's account number with the Secured Party, or any other account of the Grantor with the Secured Party subsequently substituted therefor.

                "CONTRACTS" shall mean any and all agreements to which the Grantor is a party, now existing or hereafter entered into, as the same may from time to time be amended, supplemented or otherwise modified (including (a) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Grantor to perform and to exercise all remedies thereunder), including all Fund Agreements and all agreements with Selling Agents.

                "EQUIPMENT" shall mean all machinery, equipment, furniture, furnishings and fixtures, including all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities and other agreements of manufacturers, vendors and others with respect to such Equipment.

                "EVENT OF DEFAULt"  shall have the meaning given to such term in
        Section 15 hereof.

                "FINANCING STATEMENT" shall have the meaning given to such term in Section 4 hereof.

                "GENERAL INTANGIBLES" shall mean any personal property (other than goods, Accounts, Contracts and money) including choses in action, causes of action, contract rights, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, tradenames, trade secrets, engineering drawings, good will, registrations, copyrights, licenses, franchises, customer lists, tax refund claims, royalties, licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

                "INVENTORY" shall mean any and all goods or securities owned or held by or for the account of the Grantor for sale or lease, or for furnishing under a contract of service, in each case wherever the same shall be located.

                "OBLIGATIONS" shall mean (a) all indebtedness, liabilities and obligations of the Borrowers to the Banks and Agent of every kind, nature or description under the Credit Agreement, including without limitation the Borrowers' obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and any letter of credit reimbursement obligations and fees, (b) all liabilities of the Grantor under this Agreement, (c) any and all obligations of either Borrower to any Bank under Rate Protection Agreements, and (d) any and all other liabilities and obligations of the Borrowers or the Grantor to the Banks and the Agent of every kind, nature and description, whether direct or indirect or hereafter acquired by the Banks or the Agent from any Person, whether absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

                "SECURITY  INTEREST"  shall have the meaning  given such term in
        Section 2 hereof.

                1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date of this Agreement to the extent such other terms are defined therein.

                1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

                Section 2. GRANT OF SECURITY INTERESt. As security for the payment and performance of all of the Obligations, subject to the limitations set forth in Section 21 below, the Grantor hereby grants to the Agent, for the benefit of the Banks, a security interest (the "Security Interest") in all of the Grantor's right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

                2(a)  All Accounts.

                2(b)  All Contracts other than Advisory Contracts.

                2(c)  All Equipment.

                2(d)  All General Intangibles.

                2(e)  All Inventory.

                2(f) To the extent not otherwise included in the foregoing, (i) all other rights to the payment of money, including rents and other sums payable to the Grantor under leases, rental agreements and other Chattel Paper and insurance proceeds; (ii) all books, correspondence, credit files, records, invoices, bills of lading, and other documents relating to any of the foregoing, including, without limitation, all tapes, cards, disks, computer software, computer runs, and other papers and documents in the possession or control of the Grantor or any computer bureau from time to time acting for the Grantor; (iii) all rights in, to and under all policies insuring the life of any officer, director, stockholder or employee of the Grantor, the proceeds of which are payable to the Grantor; and (iv) all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing.

                2(g) To the extent not otherwise included, all proceeds and products of any and all of the foregoing.

                Section 3. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the Accounts, General Intangibles, Contracts and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the Contracts and other items included in the Collateral, and (c) the Banks and the Agent shall have no obligation or liability under Accounts, Contracts, General
Intangibles and other items included in the Collateral by reason of this Agreement, nor shall the Banks or the Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                Section 4. TITLE TO COLLATERAL. The Grantor has (or will have at the time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest and except Liens permitted by the Credit Agreement. The Grantor will defend the Collateral against all claims or demands of all Persons (other than the Agent) claiming the Collateral or any interest therein. As of the date of execution of this Security Agreement, no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except those to be released in connection with the execution and delivery hereof and those as may have been filed (a) in favor of the Agent relating to this Agreement, or (b) to perfect Liens permitted by the Credit Agreement.

                Section 5. DISPOSITION OF COLLATERAL. The Grantor will not sell, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except as permitted by the Credit Agreement. The Agent shall, at the request of the Grantor, release its security interest in any Collateral sold by the Grantor in a transaction permitted by Section 6.2 of the Credit Agreement, effective upon the sale thereof, provided that (i) the purchaser of such Collateral agrees to pay the entire purchase price for such Collateral to the Grantor by means of deposits into an account of the Grantor with the Agent,
(ii) the Agent obtains a security interest in the agreement pursuant to which such Collateral was sold and any right, title or interest in the Collateral sold thereunder retained by the Grantor, and (iii) the purchaser(s) under any such agreement consent to the Agent's security interests described in clause (ii) above.

                Section 6. NAMES, OFFICES, LOCATIONS. The Grantor does business solely under its own name and the trade names and styles, if any, set forth on
Schedule II hereto. Except as noted on said Schedule, no such trade names or styles and no trademarks or other similar marks owned by the Grantor are registered with any governmental unit. The chief place of business and chief executive office of the Grantor and the office where it keeps its books and records concerning the Collateral are located at its address set forth on the signature page hereof. All items of Collateral and Inventory existing on the date of this Agreement are located at the places specified on Schedule I hereto. The Grantor will immediately notify the Agent of any additional state in which any item of Collateral is hereafter located. The Grantor will from time to time at the request of the Agent provide the Agent with current lists as to the locations of the Collateral. The Grantor will not permit any Collateral or any records pertaining to Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Grantor will not change its name or the location of its chief place of business and chief executive office unless the Agent has been given at least 30 days prior written notice thereof and the Grantor has executed and delivered to the Agent such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

                Section 7. RIGHTS TO PAYMENT. Except as the Grantor may otherwise advise the Agent in writing, each Account, Contract and General Intangible constituting or evidencing a right to payment is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in the Grantor's records pertaining thereto as being obligated to pay or perform such obligation. Without the Agent's prior written consent, the Grantor will not agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such Account Debtors or other obligors except in the ordinary course of business and in amounts not exceeding $250,000 per Account Debtor or other obligor in any calendar year. The Grantor will perform and comply in all material respects with all its obligations under the Contracts and exercise promptly and diligently its rights thereunder. The Grantor shall, at its own expense, take all necessary action to collect, as and when due, all amounts due with respect to amounts payable under or with respect to the Accounts, Contracts and General Intangibles, including the taking of such action with respect to collection as the Grantor may deem advisable. The Grantor shall cause all amounts payable to it under any Fund Agreement to be paid by the Account Debtor or other obligor therein directly into the Collateral Account. Except after the occurrence and during the continuance of a Default or an Event of Default, the Grantor shall be entitled to cause the Agent to withdraw amounts so deposited and deposit the same into an operating account of the Grantor with the Agent. From and after the occurrence and during the continuance of a Default or an Event of Default, the Agent may hold all such amounts as Collateral, for the benefit of the Banks, or apply the same to the Obligations as provided in Section 18.

                Section 8.   FURTHER ASSURANCES; ATTORNEY-IN-FACT.

                8(a) The Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Grantor execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, the Grantor will, promptly and from time to time at the request of the Agent: (i) mark, or permit the Agent to mark, conspicuously its books, records, and accounts showing or dealing with the Collateral, with a legend, in form and substance satisfactory to the Agent, indicating that each such item of Collateral is subject to the Security Interest granted hereby; (ii) deliver and pledge to the Agent all instruments, duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to the Grantor, all in form and substance satisfactory to the Agent; (iii) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including fixture filings with any necessary legal descriptions as to any goods included in the Collateral which the Agent determines might be deemed to be fixtures, and instruments and notices with respect to vehicle titles), as may be necessary or desirable, or as the Agent may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby; and (iv) obtain waivers, in form satisfactory to the Agent, of any other party to any Contract consenting to the Agent's interest therein.

                8(b) The Grantor hereby authorizes the Agent to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

                8(c) The Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Agent.

                Section 9. TAXES AND CLAIMS. The Grantor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on the Grantor's books in accordance with generally accepted accounting principles.

                Section 10. BOOKS AND RECORDS. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and credits granted with respect to all Accounts, Contracts and General Intangibles.

                Section 11. INSPECTION, REPORTS, VERIFICATIONS. The Grantor will at all reasonable times permit the Agent, any Bank or its representatives to examine or inspect any Collateral, any evidence of Collateral and the Grantor's books and records concerning the Collateral, wherever located. The Grantor will from time to time when requested by the Agent or any Bank furnish to the Agent a report on its Accounts, Contracts and General Intangibles, naming the Account Debtors or other obligors thereon, the amount due and the aging thereof. The Agent or its designee is authorized to contact Account Debtors and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

                Section 12. NOTICE OF LOSS. The Grantor will promptly notify the Agent of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to Grantor, in any material item of Collateral or the prospect of payment or performance thereof.

                Section 13. ACTION BY THE AGENT. If the Grantor at any time fails to perform or observe any of the foregoing agreements, the Agent shall have (and the Grantor hereby grants to the Agent) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of the Grantor (or, at the Agent's option, in the Agent's name) and to take any and all other actions which the Agent may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of instruments); and the Grantor shall thereupon pay to the Agent on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Agent, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

                Section 14. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Grantor requests in writing, but failure of the Agent to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral not so requested by the Grantor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. The Agent shall also be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Agent accords its own property of like kind. The Agent shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Agent will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by the Grantor with respect to the Collateral in the Agent's possession if the Agent in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

                Section 15. DEFAULT. Each of the following occurrences shall constitute an Event of Default under this Agreement: (a) the Grantor shall fail to observe or perform any covenant or agreement applicable to the Grantor under this Agreement; or (b) any representation or warranty made by the Grantor in this Agreement or any schedule, exhibit, supplement or attachment hereto or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Grantor to the Agent shall prove to have been false or materially misleading when made; or (c) any Event of Default shall occur under the Credit Agreement.

                Section 16. REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter:

                         16(a) The Agent may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code.

                         16(b) The Agent shall have the right to enter upon and into and take possession of all or such part or parts of the properties of the Grantor as may be necessary or appropriate in the judgment of the Agent to permit or enable the Agent to exercise the remedies with respect to the Collateral, as the Agent may elect, and to use and operate said properties for said purposes and for such length of time as the Agent may deem necessary or appropriate for said purposes without the payment of any compensation to Grantor therefor. The Agent may require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent.

                         16(c) Any sale of Collateral may be in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Agent may reasonably believe are commercially reasonable. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and the Agent may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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
                         16(d) The Agent is hereby granted a license or other right to use, without charge, all of the Grantor's property, including, without limitation, all of the Grantor's labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, exercise its remedies with respect to the Collateral, and the Grantor's rights under all licenses and all franchise agreements shall inure to the Agent's benefit until the Obligations are paid in full.

                         16(e) If notice to the Grantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in
        Section 22 hereof at least ten calendar days prior to the date of intended disposition or other action, and the Agent may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against the Grantor, or against any other Person or property.

                         16(f) The Agent is hereby granted, upon written notice to the Grantor and any other Person entitled to receive such notice under any Contract, the right to assume, become bound by, and agree to perform and observe the covenants, agreements, obligations and conditions to be performed and observed under such Contract and to exercise all of the rights, powers and privileges of the Grantor thereunder.

                         16(g) The Grantor appoints the Agent as the Grantor's attorney-in-fact, with full power of substitution, to perform any act which the Grantor has agreed to perform but has failed to do so, which appointment is coupled with an interest and irrevocable.

                Section 17. REMEDIES AS TO CERTAIN RIGHTS TO PAYMENT. Upon the occurrence of an Event of Default and at any time thereafter the Agent may notify any Account Debtor or other Person obligated on any Accounts or other Collateral that the same have been assigned or transferred to the Agent and that the same should be performed as requested by, or paid directly to, the Agent, as the case may be. The Grantor shall join in giving such notice, if the Agent so requests. The Agent may, in the Agent's name or in the Grantor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person. The Agent is hereby granted the right to take any action which the Agent may reasonably deem necessary or desirable in order to realize on the Collateral, including, the power to endorse in the name of the Grantor, with recourse to the Grantor, any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral. If any payments on any such Collateral are received by the Grantor after an Event of

Default has occurred, such payments shall be held in trust by the Grantor as the property of the Agent and shall not be commingled with any funds or property of the Grantor and shall be forthwith remitted to the Agent for application on the Obligations.

                Section 18. APPLICATION OF PROCEEDS. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, or then or at any time thereafter be applied in whole or in part against, all or any part of the Obligations (including, without limitation, any expenses of the Agent payable pursuant to Section 19 hereof). If the Agent shall apply such cash proceeds to the Obligations, they shall be applied as follows:

                         FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection, sale or disposition or otherwise in connection with this Security Agreement, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                         SECOND, to the payment of the Obligations consisting of principal of, interest on and fees with respect to the Loans and the Commitments, until such Obligations have been paid in full;

                         THIRD, to the payment in full of the other Obligations until all of the Obligations have been paid in full;

                         FOURTH, to the Grantor, its successors or assigns or as a court of competent jurisdiction may otherwise direct.

                Section 19. COSTS AND EXPENSES; INDEMNITY. The Grantor will pay or reimburse the Agent on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Agent in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Grantor shall indemnify and hold the Agent and the Banks harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement and the Security Interest hereby created (including enforcement of this Agreement) or the actions of the Agent or any Bank pursuant hereto, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final judgment of a court of competent jurisdiction. Any liability of the Grantor to indemnify and hold the

Agent and the Banks harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Grantor under this Section shall survive any termination of this Agreement.

                Section 20. WAIVERS; REMEDIES; MARSHALLING. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Agent. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Agent. All rights and remedies of the Agent shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Agent's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Grantor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Agent of its remedies hereunder, absent this waiver.

                Section 21. WAIVER OF DEFENSES. The Grantor waives the benefit of any and all defenses and discharges available to a guarantor, surety, indorser or accommodation party, dependent on its character as such. Notwithstanding any other provision hereof, the amount of the Obligations secured hereunder is limited to the amount which may be so secured under applicable federal and state laws relating to the insolvency of debtors without this Agreement or the Security Interest being held to be avoidable or unenforceable. The Grantor acknowledges and agrees that Obligations may be created and continued in any amount, without affecting or impairing the liability of the Grantor hereunder or the Security Interest. Without limiting the generality of the foregoing, the Grantor (in such capacity) waives presentment, demand for payment, and notice of nonpayment or protest of any note or any other instrument evidencing any of the Obligations; and the Grantor agrees that its liability hereunder and the Security Interest hereby created shall not be affected or impaired in any way by any of the following acts and things (which the Agent and the Banks may do from time to time without notice to the Grantor): (a) by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification, or other disposition of any of the Obligations or any evidence thereof or any collateral therefor, (b) by any acceptance or release of collateral for or guarantors of any of the Obligations, (c) by any failure, neglect or omission to realize upon or protect any of the Obligations, or to obtain, perfect, enforce or realize upon any collateral therefor, or to exercise any Lien upon or right of appropriation of any moneys, credits or property toward the liquidation of any of the Obligations, or (d) by any application of payments or credits upon any of the Obligations. The Agent shall not be required, before exercising its rights under this Agreement, to first resort for payment of any of the Obligations to the Borrowers or any other Persons, their properties or estates, or any collateral, property, Liens or other rights or remedies whatsoever. The Grantor agrees not to exercise any right of contribution, recourse, subrogation or reimbursement available to the Grantor against the Borrowers or any other Person or property, unless and until all Obligations and all other debts, liabilities and obligations owed by the Borrower and the Grantor to the Secured Party have been paid and discharged. The Grantor expects to derive benefits from the transactions resulting in the creation of the Obligations. The Agent and the Banks may rely conclusively on the continuing warranty, hereby made, that the Grantor continues to be benefitted by the Bank's extension of credit accommodations to the Borrower and the neither the Agent nor any Bank shall have any duty to inquire into or confirm the receipt of any such benefits, and this Agreement shall be effective and enforceable by the Agent without regard to the receipt, nature or value of any such benefits.

                Section 22. NOTICES. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

                Section 23. GRANTOR ACKNOWLEDGEMENTS. The Grantor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Agent and the Banks have no fiduciary relationship to the Grantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Grantor, the Agent and the Banks.

                Section 24. REPRESENTATIONS AND WARRANTIES. The Grantor hereby represents and warrants to the Agent and the Banks that:

                         24(a) The Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

                         24(b) The Grantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance.

                         24(c) This Agreement constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                         24(d) The execution, delivery and performance of this Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Grantor, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of the Grantor, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Grantor is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. The Grantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Grantor.

                         24(e) Except for filings, recordings and registrations to perfect the Security Interest, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Grantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Agreement.

                         24(f) There are no actions, suits or proceedings pending or, to the knowledge of the Grantor, threatened against or affecting the Grantor or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Grantor, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Grantor or on the ability of the Grantor to perform its obligations hereunder.

                Section 25. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the obligations, if any, of the Banks to extend credit accommodations to the Grantor, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Banks and the Agent, and be enforceable by the Agent, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Banks or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other

Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Security Agreement to such Persons.

                Section 26. TERMINATION OF SECURITY INTEREST. Upon payment in full of the Obligations, the expiration of all obligations of the Banks to extend credit accommodations to the Grantor and termination of all Rate Protection Agreements, the Security Interest granted hereby shall terminate. Upon any such termination, the Agent will return to the Grantor such of the Collateral then in the possession of the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantor and shall be without warranty by, or recourse on, the Agent. As used in this Section, "Grantor" includes any assigns of Grantor, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

                SECTION 27. GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY
INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

                SECTION 28. CONSENT TO JURISDICTION. AT THE OPTION OF THE AGENT, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY; AND THE GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GRANTOR COMMENCES ANY ACTION IN ANOTHER
JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE

JURISDICTIONS  AND  VENUES  ABOVE-DESCRIBED,  OR  IF  SUCH  TRANSFER  CANNOT  BE
ACCOMPLISHED   UNDER  APPLICABLE  LAW,  TO  HAVE  SUCH  CASE  DISMISSED  WITHOUT
PREJUDICE.

                SECTION 29. WAIVER OF NOTICE AND HEARING. THE GRANTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

                SECTION 30. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR, THE BANKS AND THE AGENT, BY ITS EXECUTION AND DELIVERY OR ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 31. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 32. GENERAL. All representations and warranties contained in this Agreement or in any other agreement between the Grantor and the Agent shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Grantor waives notice of the acceptance of this Agreement by the Agent. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.


                  IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          PILGRIM AMERICA INVESTMENTS,
                                          INC.
                                          By
                                            -------------------------------
                                                    James R. Reis
                                                    Vice Chairman
Address for Grantor:

Two Renaissance Square, Ste. 1200
40 North Central Avenue
Phoenix, AZ  85004-4424

Grantor's Tax ID #:

Address for the Agent:

U.S. Bank National Association
601 Second Avenue South
Minneapolis, MN 55402-4302
Fax (612)

                                   SCHEDULE I
                                       to
                               Security Agreement


Locations of Equipment and Inventory
as of Date of Security Agreement


[Locations to be provided, including county. Locations not owned by Grantor should be specified with name of landlord or warehouse.]

                                   SCHEDULE II
                                       to
                               Security Agreement


Trade Names and Trade Styles



[To be provided.]

                                                                    EXHIBIT F TO
                                                                CREDIT AGREEMENT

                                PLEDGE AGREEMENT


                  THIS PLEDGE AGREEMENT, dated as of July 31, 1998, is made and given by PILGRIM AMERICA CAPITAL CORPORATION, a Delaware corporation (the "Pledgor"), to U.S. BANK NATIONAL ASSOCIATION, a national banking association, as "Agent" under, and for the benefit of the "Banks" party to the "Credit Agreement" (as that term is defined below).

                                    RECITALS

                  A. The Pledgor, Pilgrim America Group, Inc. ("PAG") (together, the "Borrowers"), the lenders party thereto (the "Banks") and U.S. Bank National Association, as agent for the Banks (the "Agent"), have entered into a Third Amended and Restated Credit Agreement dated as of July 31, 1998 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Banks have agreed to extend to the Pledgor certain credit accommodations.

                  B. The Pledgor is the owner of the shares (the "Pledged Shares") of stock described in Part I of Schedule I hereto issued by the corporation or corporations named therein.

                  C. It is a condition precedent to the obligation of the Banks to extend credit accommodations pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Pledgor.

                  D. The Pledgor finds it advantageous, desirable and in the best interests of the Pledgor to comply with the requirement that this Agreement be executed and delivered to the Agent.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to enter into the Credit Agreement and to extend credit accommodations to the Borrowers thereunder, the Pledgor hereby agrees with the Agent, for the benefit of the Banks and the Agent, as follows:

                  Section 1.  DEFINED TERMS.

                  1(a) As used in this Agreement, terms capitalized and used without being defined shall have the meanings given them in the Credit Agreement and the following terms shall have the meanings indicated:

                  "COLLATERAL" shall  have the  meaning  given  to such  term in
Section 2.

                  "EVENT OF DEFAULT" shall have the meaning given to such term in Section 11.

                  "OBLIGATIONS" shall mean (a) all indebtedness, liabilities and obligations of the Borrowers to the Banks and Agent of every kind, nature or description under the Credit Agreement, including without limitation the Borrowers' obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and any letter of credit reimbursement obligations and fees, (b) all liabilities of the Pledgor under this Agreement, (c) any and all obligations of either Borrower to any Bank under Rate Protection Agreements, and (d) any and all other liabilities and obligations of the Borrowers to the Banks and the Agent of every kind, nature and description, whether direct or indirect or hereafter acquired by the Banks or the Agent from any Person, whether absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

                  "PLEDGED SHARES" shall have the meaning given to such term in Recital B above.

                  "SECURITY INTEREST" shall have the meaning given to such term in Section 2.

                  1(b) TERMS DEFINED IN UNIFORM COMMERCIAL CODE. All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date first above written to the extent such other terms are defined therein.

                  1(c) SINGULAR/PLURAL, ETC. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Pledge Agreement unless otherwise provided.

                  Section 2. PLEDGE. As security for the payment and performance of all of the Obligations, the Pledgor hereby pledges to the Agent and grants to the Agent a security interest, for the benefit of the Banks, (the "Security Interest"), in the following (the "Collateral"):

                           2(a) The Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

                           2(b) All additional shares of stock of any issuer of the Pledged Shares or other direct Subsidiary of the Pledgor from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

                           2(c) All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above).

                  Section 3. DELIVERY OF COLLATERAL. All certificates and instruments representing or evidencing the Pledged Shares shall be delivered to the Agent contemporaneously with the execution of this Agreement. All certificates and instruments representing or evidencing Collateral received by the Pledgor after the execution of this Agreement shall be delivered to the Agent promptly upon the Pledgor's receipt thereof. All such certificates and instruments shall be held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right at any time, whether before or after an Event of Default, to cause any or all of the Collateral to be transferred of record into the name of the Agent or its nominee (but subject to the rights of the Pledgor under Section 6) and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations. Notwithstanding any of the foregoing, as to any Collateral consisting of book-entry or uncertificated securities or securities which are held by a third Person, the Pledgor shall deliver to the Agent evidence satisfactory to the Agent that such Collateral has been registered in the name of, or as pledged to, the Agent. Such evidence shall include the acknowledgment of the issuer or Person holding such Collateral that such issuer or Person holds such Collateral as agent for the Agent and that such Collateral is identified on the books of such issuer or third Person as belonging to or pledged to the Agent.

                  Section 4. CERTAIN WARRANTIES AND COVENANTS. The Pledgor makes the following warranties and covenants:

                           4(a) The Pledgor has title to the Pledged Shares and will have title to each other item of Collateral hereafter acquired, free of all Liens except the Security Interest.

                           4(b) The Pledgor has full power and authority to execute this Pledge Agreement, to perform the Pledgor's obligations hereunder and to subject the Collateral to the Security Interest created hereby.

                           4(c) No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Agent.

                           4(d) The Pledged Shares have been duly authorized and
         validly   issued  by  the  issuer   thereof  and  are  fully  paid  and
         non-assessable. The certificates representing the Pledged Shares are genuine. The Pledged Shares are not subject to any offset or similar right or claim of the issuers thereof.

                           4(e) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the respective issuers thereof indicated on Schedule I (or, if no such percentage is so indicated, one hundred percent).

                  Section 5. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Agent may reasonably request, in order to perfect and protect the Security Interest or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgor execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).

                  Section 6.  VOTING RIGHTS; DIVIDENDS; ETC.

                           6(a) Subject to paragraph (d) of this Section 6, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any other stock that becomes part of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Collateral or any material part thereof.

                           6(b) Subject to paragraph (e) of this Section 6, the Pledgor shall be entitled to receive, retain, and use in any manner not prohibited by the Credit Agreement any and all interest and dividends paid in respect of the Collateral; PROVIDED, HOWEVER, that any and all

                  (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                  (ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

         shall be, and shall be forthwith delivered to the Agent to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary indorsement or assignment). The Pledgor shall, upon request by the Agent, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this
         Section 6 (b).

                           6(c) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 6 (a) hereof and to receive the dividends and interest that it is authorized to receive and retain pursuant to Section 6 (b) hereof.

                           6(d) Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right in its sole discretion, and the Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6 (a) hereof, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Agent shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Agent has given written notice to the Pledgor that any further exercise of such voting rights by the Pledgor is prohibited and that the Agent and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Agent's name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the Agent of any such Collateral in satisfaction of the Obligations or any part thereof.

                           6(e) Upon the occurrence and during the continuance of any Event of Default:

                  (i) all rights of the Pledgor to receive the dividends and interest that it would otherwise be authorized to receive and retain pursuant to Section 6(b) hereof shall cease, and all such rights shall thereupon become vested in the Bank who shall thereupon have the sole right to receive and hold such dividends as Collateral, and

                  (ii) all payments of interest and dividends that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6 (e) shall be received in trust for the benefit of the Banks and the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Collateral in the same form as so received (with any necessary indorsement).

                  Section 7.  TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

                           7(a) Except as may be permitted by the Credit Agreement, the Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien, upon or with respect to any of the Collateral.

                           7(b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares that it controls not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

                  Section 8. AGENT APPOINTED ATTORNEY-IN-FACt. The Pledgor hereby appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's good-faith discretion, to take any action and to execute any instrument that the Agent may reasonably believe necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6 hereof), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  Section 9. AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof.

                  Section 10. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Agent accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Agent shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Agent will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by the Pledgor with respect to any of the Collateral in the Agent's possession if the Agent in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

                  Section 11. DEFAULT. Each of the following occurrences shall constitute an Event of Default under this Agreement: (a) the Pledgor shall fail to observe or perform any covenant or agreement applicable to the Pledgor under this Agreement within fifteen (15) days after the earlier to occur of (i) the date the Pledgor gives notice of such failure to the Agent, or (ii) the date the Agent gives notice of such failure to the Pledgor; or (b) any representation or warranty made by the Pledgor in this Agreement or in any financial statements, reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Pledgor to the Agent shall prove to have been false or materially misleading when made; or (c) any Event of Default shall occur under the Credit Agreement (beyond the applicable cure period specified therein).

                  Section 12. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

                           12(a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of Minnesota (the "Code") in effect at that time (whether or not the Code then applies to the affected Collateral), and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may reasonably believe are commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Agent of its remedies hereunder, absent this waiver.

                           12(b) The Agent may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Agent and that the same should be performed as requested by, or paid directly to, the Agent, as the case may be. The Pledgor shall join in giving such notice, if the Agent so requests. The Agent may, in the Agent's name or in the Pledgor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

                           12(c) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, or then or at any time thereafter be applied in whole or in part by the Agent against, all or any part of the Obligations (including any expenses of the Agent payable pursuant to Section 15 hereof). If the Agent shall apply such cash proceeds to the Obligations, they shall be applied as follows:

                           FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection, sale or disposition or otherwise in connection with this Pledge Agreement, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                          SECOND, to the payment of the Obligations consisting of principal of, interest on and fees with respect to the Loans and the Commitments, until such Obligations have been paid in full;

                          THIRD, to the payment in full of the other Obligations until all of the Obligations have been paid in full;

                          FOURTH, to the Pledgor, its successors or assigns or as a court of competent jurisdiction may otherwise direct.

                  Section 13. REGISTRATION RIGHTS. If the Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 12 hereof, the Pledgor agrees that, upon request of the Agent, the Pledgor will, at its own expense:

                           13(a) execute and deliver, and cause the issuer(s) of the Pledged Shares to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

                           13(b) use its best efforts to qualify the Collateral under any applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Bank;

                           13(c) cause the issuer(s) of the Pledged Shares to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                           13(d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

                  Section 14. WAIVER OF CERTAIN CLAIMS. The Pledgor acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the "Securities Act"), with respect to any disposition of the Collateral permitted hereunder. The Pledgor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. The Pledgor agrees that neither the Agent nor any Bank shall incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that in all other respects is commercially reasonable (within the meaning of Section 9-504(3) of the Uniform Commercial
Code). The Pledgor hereby waives any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. The Pledgor further agrees that the Agent has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Agent were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Agent placed all or any portion of the Collateral privately with a purchaser or purchasers.

                  Section 15. COSTS AND EXPENSES; INDEMNITY. The Pledgor will pay or reimburse the Agent on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Agent in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Pledgor shall indemnify and hold the Agent and the Banks harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) resulting from this Agreement (including enforcement of this Agreement) or the actions of the Agent or any Bank pursuant hereto, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification. Any liability of the Pledgor to indemnify and hold the Agent and the Banks harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Pledgor under this Section shall survive any termination of this Agreement.

                  Section 16. WAIVERS AND AMENDMENTS; REMEDIES. Notwithstanding any provisions to the contrary herein, any term of this Agreement may be amended with the written consent of the Pledgor; provided that no amendment, modification or waiver of any provision of this Agreement or consent to any departure herefrom by the Pledgor or other party thereto shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. The Security Interest can be released, only explicitly in a writing signed by the Agent. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Agent. All rights and remedies of the Agent shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Agent's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

                  Section 17. NOTICES. Except when telephonic notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from three days after the date of mailing if mailed.

                  Section 18. PLEDGOR ACKNOWLEDGEMENTS. The Pledgor hereby acknowledges that (a) the Pledgor has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Banks and the Agent have no fiduciary relationship to the Pledgor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Pledgor, the Banks and the Agent.

                  Section 19. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations and the expiration of the obligation, if any, of the Banks to extend credit accommodations to the Borrowers, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of the Banks and the Agent, and be enforceable by the Agent, and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), the Banks or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person to the extent and in the manner provided in the Credit Agreement, and may transfer all or any portion of its rights under this Pledge Agreement to such Persons in connection therewith.

                  Section 20. TERMINATION OF SECURITY INTEREST. Upon payment in full of the Obligations (except for contingent indemnity and other contingent Obligations not yet due and payable) and the expiration of any obligation of the Banks to extend credit accommodations to the Borrowers, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgor and shall be without warranty by, or recourse on, the Agent. As used in this Section, "Pledgor" includes any assigns of Pledgor, any Person holding a subordinate security interest in any part of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

                  SECTION 21. GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS; PROVIDED, HOWEVER, THAT NO EFFECT SHALL BE GIVEN TO CONFLICT OF LAWS PRINCIPLES OF THE STATE OF MINNESOTA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA.
Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

                  SECTION 22. CONSENT TO JURISDICTION. AT THE OPTION OF THE AGENT, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY OR RAMSEY COUNTY, MINNESOTA; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE PLEDGOR COMMENCES

ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

                  SECTION 23. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR, THE AGENT AND EACH BANK, BY ITS EXECUTION AND DELIVERY OR ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 24. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 25. GENERAL. All representations and warranties contained in this Agreement or in any other agreement between the Pledgor and the Agent shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Pledgor waives notice of the acceptance of this Agreement by the Agent. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

                  IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            PLEDGOR:

                                            PILGRIM AMERICA CAPITAL
                                            CORPORATION

                                            By
                                              ----------------------------
                                                  James R. Reis
                                                  Vice Chairman

Address for Pledgor:

Two Renaissance Square, Ste. 1200
40 North Central Avenue
Phoenix, AZ  85004-4424
Attention:  James R. Reis
Telecopier:  (602) 417-8301


Address for the Agent:

U.S. Bank National Association
U.S. Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402-4302
Attention:  Mark A. Bagley
Telecopier No.: (612) 973-0832

                                   SCHEDULE I


PLEDGED STOCK

Stock Issuer:

Percentage Ownership:

Class of Stock:

Certificate No(s).:

Par Value:

Number of Shares:

                                                                    EXHIBIT G TO
                                                                CREDIT AGREEMENT

                                PLEDGE AGREEMENT


                  THIS PLEDGE AGREEMENT, dated as of July 31, 1998, is made and given by PILGRIM AMERICA GROUP, INC., a Delaware corporation (the "Pledgor"), to U.S. BANK NATIONAL ASSOCIATION, a national banking association, as "Agent" under, and for the benefit of the "Banks" party to the "Credit Agreement" (as that term is defined below).

                                    RECITALS

                  A. The Pledgor, Pilgrim America Capital Corporation ("PACC") (together, the "Borrowers"), the lenders party thereto (the "Banks") and U.S. Bank National Association, as agent for the Banks (the "Agent"), have entered into a Third Amended and Restated Credit Agreement dated as of July 31, 1998 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Banks have agreed to extend to the Pledgor certain credit accommodations.

                  B. The Pledgor is the owner of the shares (the "Pledged Shares") of stock described in Part I of Schedule I hereto issued by the corporation or corporations named therein.

                  C. It is a condition precedent to the obligation of the Banks to extend credit accommodations pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Pledgor.

                  D. The Pledgor finds it advantageous, desirable and in the best interests of the Pledgor to comply with the requirement that this Agreement be executed and delivered to the Agent.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to enter into the Credit Agreement and to extend credit accommodations to the Borrowers thereunder, the Pledgor hereby agrees with the Agent, for the benefit of the Banks and the Agent, as follows:

                  Section 1.  DEFINED TERMS.

                  1(a) As used in this Agreement, terms capitalized and used without being defined shall have the meanings given them in the Credit Agreement and the following terms shall have the meanings indicated:

                  "COLLATERAL"  shall  have the  meaning  given to such  term in
Section 2.

                  "EVENT OF DEFAULT" shall have the meaning given to such term in Section 11.

                  "OBLIGATIONS" shall mean (a) all indebtedness, liabilities and obligations of the Borrowers to the Banks and Agent of every kind, nature or description under the Credit Agreement, including without limitation the Borrowers' obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and any letter of credit reimbursement obligations and fees, (b) all liabilities of the Pledgor under this Agreement, (c) any and all obligations of either Borrower to any Bank under Rate Protection Agreements, and (d) any and all other liabilities and obligations of the Borrowers to the Banks and the Agent of every kind, nature and description, whether direct or indirect or hereafter acquired by the Banks or the Agent from any Person, whether absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

                  "PLEDGED SHARES" shall have the meaning given to such term in Recital B above.

                  "SECURITY INTEREST" shall have the meaning given to such term in Section 2.

                  1(b) TERMS DEFINED IN UNIFORM COMMERCIAL CODE. All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date first above written to the extent such other terms are defined therein.

                  1(c) SINGULAR/PLURAL, ETC. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Pledge Agreement unless otherwise provided.

                  Section 2. PLEDGE. As security for the payment and performance of all of the Obligations, the Pledgor hereby pledges to the Agent and grants to the Agent a security interest, for the benefit of the Banks, (the "Security Interest"), in the following (the "Collateral"):

                           2(a) The Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

                           2(b) All additional shares of stock of any issuer of the Pledged Shares or other direct Subsidiary of the Pledgor from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

                           2(c) All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above).

                  Section 3. DELIVERY OF COLLATERAL. All certificates and instruments representing or evidencing the Pledged Shares shall be delivered to the Agent contemporaneously with the execution of this Agreement. All certificates and instruments representing or evidencing Collateral received by the Pledgor after the execution of this Agreement shall be delivered to the Agent promptly upon the Pledgor's receipt thereof. All such certificates and instruments shall be held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right at any time, whether before or after an Event of Default, to cause any or all of the Collateral to be transferred of record into the name of the Agent or its nominee (but subject to the rights of the Pledgor under Section 6) and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations. Notwithstanding any of the foregoing, as to any Collateral consisting of book-entry or uncertificated securities or securities which are held by a third Person, the Pledgor shall deliver to the Agent evidence satisfactory to the Agent that such Collateral has been registered in the name of, or as pledged to, the Agent. Such evidence shall include the acknowledgment of the issuer or Person holding such Collateral that such issuer or Person holds such Collateral as agent for the Agent and that such Collateral is identified on the books of such issuer or third Person as belonging to or pledged to the Agent.

                  Section 4. CERTAIN WARRANTIES AND COVENANTS. The Pledgor makes the following warranties and covenants:

                           4(a) The Pledgor has title to the Pledged Shares and will have title to each other item of Collateral hereafter acquired, free of all Liens except the Security Interest.

                           4(b) The Pledgor has full power and authority to execute this Pledge Agreement, to perform the Pledgor's obligations hereunder and to subject the Collateral to the Security Interest created hereby.

                           4(c) No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Agent.

                           4(d) The Pledged Shares have been duly authorized and
         validly   issued  by  the  issuer   thereof  and  are  fully  paid  and
         non-assessable. The certificates representing the Pledged Shares are genuine. The Pledged Shares are not subject to any offset or similar right or claim of the issuers thereof.

                           4(e) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the respective issuers thereof indicated on Schedule I (or, if no such percentage is so indicated, one hundred percent).

                  Section 5. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Agent may reasonably request, in order to perfect and protect the Security Interest or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgor execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).

                  Section 6.  VOTING RIGHTS; DIVIDENDS; ETC.

                           6(a) Subject to paragraph (d) of this Section 6, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any other stock that becomes part of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Collateral or any material part thereof.

                           6(b) Subject to paragraph (e) of this Section 6, the Pledgor shall be entitled to receive, retain, and use in any manner not prohibited by the Credit Agreement any and all interest and dividends paid in respect of the Collateral; PROVIDED, HOWEVER, that any and all

                  (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                  (ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

         shall be, and shall be forthwith delivered to the Agent to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary indorsement or assignment). The Pledgor shall, upon request by the Agent, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this
         Section 6 (b).

                           6(c) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 6 (a) hereof and to receive the dividends and interest that it is authorized to receive and retain pursuant to Section 6 (b) hereof.

                           6(d) Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right in its sole discretion, and the Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6 (a) hereof, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Agent shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Agent has given written notice to the Pledgor that any further exercise of such voting rights by the Pledgor is prohibited and that the Agent and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Agent's name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the Agent of any such Collateral in satisfaction of the Obligations or any part thereof.

                           6(e) Upon the occurrence  and during the  continuance
of any Event of Default:

                  (i) all rights of the Pledgor to receive the dividends and interest that it would otherwise be authorized to receive and retain pursuant to Section 6(b) hereof shall cease, and all such rights shall thereupon become vested in the Bank who shall thereupon have the sole right to receive and hold such dividends as Collateral, and

                  (ii) all payments of interest and dividends that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6 (e) shall be received in trust for the benefit of the Banks and the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Collateral in the same form as so received (with any necessary indorsement).

                  Section 7.  TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

                           7(a) Except as may be permitted by the Credit Agreement, the Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien, upon or with respect to any of the Collateral.

                           7(b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares that it controls not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

                  Section 8. AGENT APPOINTED ATTORNEY-IN-FACt. The Pledgor hereby appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's good-faith discretion, to take any action and to execute any instrument that the Agent may reasonably believe necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6 hereof), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  Section 9. AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof.

                  Section 10. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Agent accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Agent shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Agent will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by the Pledgor with respect to any of the Collateral in the Agent's possession if the Agent in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

                  Section 11. DEFAULT. Each of the following occurrences shall constitute an Event of Default under this Agreement: (a) the Pledgor shall fail to observe or perform any covenant or agreement applicable to the Pledgor under this Agreement within fifteen (15) days after the earlier to occur of (i) the date the Pledgor gives notice of such failure to the Agent, or (ii) the date the Agent gives notice of such failure to the Pledgor; or (b) any representation or warranty made by the Pledgor in this Agreement or in any financial statements, reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Pledgor to the Agent shall prove to have been false or materially misleading when made; or (c) any Event of Default shall occur under the Credit Agreement (beyond the applicable cure period specified therein).

                  Section 12. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

                           12(a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of Minnesota (the "Code") in effect at that time (whether or not the Code then applies to the affected Collateral), and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may reasonably believe are commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Agent of its remedies hereunder, absent this waiver.

                           12(b) The Agent may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Agent and that the same should be performed as requested by, or paid directly to, the Agent, as the case may be. The Pledgor shall join in giving such notice, if the Agent so requests. The Agent may, in the Agent's name or in the Pledgor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

                           12(c) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, or then or at any time thereafter be applied in whole or in part by the Agent against, all or any part of the Obligations (including any expenses of the Agent payable pursuant to Section 15 hereof). If the Agent shall apply such cash proceeds to the Obligations, they shall be applied as follows:

                           FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection, sale or disposition or otherwise in connection with this Pledge Agreement, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                          SECOND, to the payment of the Obligations consisting of principal of, interest on and fees with respect to the Loans and the Commitments, until such Obligations have been paid in full;

                          THIRD, to the payment in full of the other Obligations until all of the Obligations have been paid in full;

                          FOURTH, to the Pledgor, its successors or assigns or as a court of competent jurisdiction may otherwise direct.

                  Section 13. REGISTRATION RIGHTS. If the Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 11 hereof, the Pledgor agrees that, upon request of the Agent, the Pledgor will, at its own expense:

                           13(a) execute and deliver, and cause the issuer(s) of the Pledged Shares to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

                           13(b) use its best efforts to qualify the Collateral under any applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Bank;

                           13(c) cause the issuer(s) of the Pledged Shares to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                           13(d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

                  Section 14. WAIVER OF CERTAIN CLAIMS. The Pledgor acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the "Securities Act"), with respect to any disposition of the Collateral permitted hereunder. The Pledgor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. The Pledgor agrees that neither the Agent nor any Bank shall incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that in all other respects is commercially reasonable (within the meaning of Section 9-504(3) of the Uniform Commercial
Code). The Pledgor hereby waives any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. The Pledgor further agrees that the Agent has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Agent were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Agent placed all or any portion of the Collateral privately with a purchaser or purchasers.

                  Section 15. COSTS AND EXPENSES; INDEMNITY. The Pledgor will pay or reimburse the Agent on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Agent in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Pledgor shall indemnify and hold the Agent and the Banks harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) resulting from this Agreement (including enforcement of this Agreement) or the actions of the Agent or any Bank pursuant hereto, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification. Any liability of the Pledgor to indemnify and hold the Agent and the Banks harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Pledgor under this Section shall survive any termination of this Agreement.

                  Section 16. WAIVERS AND AMENDMENTS; REMEDIES. Notwithstanding any provisions to the contrary herein, any term of this Agreement may be amended with the written consent of the Pledgor; provided that no amendment, modification or waiver of any provision of this Agreement or consent to any departure herefrom by the Pledgor or other party thereto shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. The Security Interest can be released, only explicitly in a writing signed by the Agent. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Agent. All rights and remedies of the Agent shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Agent's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

                  Section 17. NOTICES. Except when telephonic notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from three days after the date of mailing if mailed.

                  Section 18. PLEDGOR ACKNOWLEDGEMENTS. The Pledgor hereby acknowledges that (a) the Pledgor has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Banks and the Agent have no fiduciary relationship to the Pledgor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Pledgor, the Banks and the Agent.

                  Section 19. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations and the expiration of the obligation, if any, of the Banks to extend credit accommodations to the Borrowers, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of the Banks and the Agent, and be enforceable by the Agent, and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), the Banks or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person to the extent and in the manner provided in the Credit Agreement, and may transfer all or any portion of its rights under this Pledge Agreement to such Persons in connection therewith.

                  Section 20. TERMINATION OF SECURITY INTEREST. Upon payment in full of the Obligations (except for contingent indemnity and other contingent Obligations not yet due and payable) and the expiration of any obligation of the Banks to extend credit accommodations to the Borrowers, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgor and shall be without warranty by, or recourse on, the Agent. As used in this Section, "Pledgor" includes any assigns of Pledgor, any Person holding a subordinate security interest in any part of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

                  SECTION 21. GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS; PROVIDED, HOWEVER, THAT NO EFFECT SHALL BE GIVEN TO CONFLICT OF LAWS PRINCIPLES OF THE STATE OF MINNESOTA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA.
Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

                  SECTION 22. CONSENT TO JURISDICTION. AT THE OPTION OF THE AGENT, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY OR RAMSEY COUNTY, MINNESOTA; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE PLEDGOR COMMENCES

ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

                  SECTION 23. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR, THE AGENT AND EACH BANK, BY ITS EXECUTION AND DELIVERY OR ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 24. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 25. GENERAL. All representations and warranties contained in this Agreement or in any other agreement between the Pledgor and the Agent shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Pledgor waives notice of the acceptance of this Agreement by the Agent. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

                  IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                           PLEDGOR:

                                           PILGRIM AMERICA GROUP, INC.

                                           By
                                             ---------------------------
                                                James R. Reis
                                                Vice Chairman

Address for Pledgor:

Two Renaissance Square, Ste. 1200
40 North Central Avenue
Phoenix, AZ  85004-4424
Attention:  James M. Hennessy
Telecopier:  (602) 417-8301


Address for the Agent:

U.S. Bank National Association
U.S. Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402-4302
Attention:  Mark A. Bagley
Telecopier No.:  (612) 973-0832

                                   SCHEDULE I


PLEDGED STOCK

Stock Issuer:

Percentage Ownership:

Class of Stock:

Certificate No(s).:

Par Value:

Number of Shares:

                                                                    EXHIBIT H TO
                                                                CREDIT AGREEMENT

                       COLLATERAL ASSIGNMENT (TRADEMARKS)


                  This COLLATERAL ASSIGNMENT (TRADEMARKS), dated as of July 31, 1998, is made and given by PILGRIM AMERICA GROUP, INC., a Delaware corporation (the "Assignor") to U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Agent (in such capacity, together with any successor in such capacity, the "Assignee") for the Banks (the "Banks") party to the Credit Agreement described below.

                                    RECITALS

                  A. The Assignor, the Assignee and the Banks have entered into a Third Amended and Restated Credit Agreement dated as of July 31, 1998 (as the same may hereafter be amended, supplemented, extended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Banks have agreed to extend to the Assignor certain credit accommodations.

                  B. The Assignor has pledged and granted to the Assignee a security interest in the property described in a Security Agreement of even date herewith (as the same may be amended, supplemented, extended, restated or otherwise modified from time to time, the "Security Agreement") by and between Assignor and Assignee, which property includes general intangibles, including, without limitation, applications for patents, applications for trademarks, trademarks, trade names, copyrights, patents, inventions and trade secrets.

                  C. In order to induce the Banks to enter into the Credit Agreement and extend the credit accommodations to the Assignor thereunder, and in order to secure the payment and performance of (i) all liabilities and obligations of the Assignor to the Assignee and the Banks arising under the Credit Agreement, whether now existing or hereafter arising; and (ii) all liabilities and obligations of the Assignor to the Assignee and the Banks under the Security Agreement or any other "Loan Documents" (as defined in the Credit Agreement) whether now existing or hereafter at any time arising; (the liabilities and obligations set forth in the preceding clauses (i) and (ii) being hereinafter referred to as the "Liabilities"), the Assignor is willing to enter into this Assignment.

                  NOW, THEREFORE, in consideration of the premises and to induce the Banks to extend credit accommodations under the Credit Agreement, the parties hereto agree as follows:

                  1. The Assignor does hereby assign all of its right, title and interest in and to all of the present trademarks and trade names and the registrations and applications therefor owned by the Assignor (the "Trademarks"), including but not limited to those set forth on Exhibit A hereto, and including, without limitation, all proceeds thereof together with the right to recover for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof, together with the goodwill of the business associated with said Trademarks, said Trademarks to be held and enjoyed by the Assignee for the benefit of the Banks, and for their legal representatives, successors and assigns, as fully and entirely as the same would have been held by the Assignor had this Assignment not been made. The foregoing assignment shall be effective only upon the occurrence of an Event of Default under the Credit Agreement and upon written notice by the Assignee to the Assignor of the acceptance by the Assignee of this Assignment, which written notice shall constitute conclusive proof of the matters set forth therein.

                  2. The Assignor hereby covenants and warrants that:

                  (a) to the best of the Assignor's knowledge, the Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

                  (b) to the best of the Assignor's knowledge, each of the Trademarks material to the conduct of the Assignor's business is valid and enforceable;

                  (c) no claim has been made to the Assignor or, to the knowledge of the Assignor, to any other person, that use of any of the Trademarks does or may violate the rights of any third person and no claim has been made by the Assignor that any other person is infringing upon the rights of the Assignor under the Trademarks;

                  (d) the Assignor has the unqualified right to enter into this Assignment and perform its terms;

                  (e) the Assignor will be, until the Liabilities shall have been satisfied in full and the Loan Documents shall have been terminated, in compliance with statutory notice requirements relating to its use of the Trademarks;

                  (f) to the best of the Assignor's knowledge, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including without limitation, licenses and covenants by the Assignor not to sue third persons;

                  (g) the Trademarks are all of the Trademarks owned by the Assignor; and

                  (h) the Assignor will, at any time upon request, communicate to the Assignee, its successors and assigns, any facts relating to the Trademarks or the history thereof as may be known to the Assignor or its officers, employees and agents, and cause such officers, employees and agents to testify as to the same in any infringement or other litigation at the request of the Assignee without the Assignee's prior written consent.

                  3. The Assignor agrees that, until the rights of the Assignee in the Trademarks are terminated pursuant to Section 6, it will not enter into any agreement that is inconsistent with its obligations under this Assignment.

                  4. If, before the Liabilities shall have been satisfied in full, the Assignor shall obtain rights to any new trademark or trade name, or become entitled to the benefit of any trademark application, registration, trademark or trade name or any renewal or extension of any trademark registration, such shall be included in the definition of "Trademarks" as used in this Assignment. Section 1 hereof shall automatically apply thereto and the Assignor shall give to the Assignee prompt notice thereof in writing. The Assignor authorizes the Assignee to modify this Assignment, without the consent of the Assignor, by amending Exhibit A hereto to include any future trademark or trade name.

                  5. The Assignor agrees not to sell, assign or encumber its interest in, or grant any license with respect to, any of the Trademarks, except for the licenses listed on Exhibit B hereto or otherwise with the Assignee's prior written consent.

                  6. The Assignor agrees that it will authorize, execute and deliver to Assignee all documents requested by Assignee to facilitate the purposes of this Assignment, including but not limited to documents required to record Assignee's interest in any appropriate office in any domestic or foreign jurisdiction. At such time as the Credit Agreement and the other Loan Documents shall have been terminated in accordance with their terms, the Assignee shall on demand of the Assignor execute and deliver to the Assignor all termination statements and other instruments as may be necessary or proper to terminate this Assignment and assign to the Assignor all the Assignee's rights in the Trademarks, subject to any disposition thereof which may have been made by the Assignee pursuant to this Assignment or the Loan Documents.

                  7. The Assignor shall have the duty, through counsel reasonably acceptable to the Assignee, (i) to prosecute diligently any pending Trademark application as of the date of this Assignment or thereafter until the Credit Agreement and the Loan Documents shall have been terminated in accordance with their terms; PROVIDED, that, subject to the final sentence of this Section

7, the Assignor may abandon any such application upon thirty days' written notice to the Assignee, (ii) to make application on those trademarks and tradenames which are unregistered but capable of being registered and which a prudent person would reasonably cause to be registered and (iii) to preserve and maintain all rights in all Trademarks which a prudent person would reasonably preserve and maintain. Any expenses incurred in connection with applications that constitute Trademarks shall be borne by the Assignor. The Assignor shall not abandon any application presently pending that constitutes a Trademark without the written consent of the Assignee.

                  8. Upon the occurrence and during the continuance of an Event of Default, the Assignee shall have the right but shall in no way be obligated to bring suit in its own name, the name of the Assignor, or the name of the Banks to enforce or to defend the Trademarks and any license thereunder if the Assignor has failed to bring such suit in circumstances in which a prudent person would have brought such suit. The Assignor shall at the request of the Assignee do any and all lawful acts and execute any and all proper documents required by the Assignee in aid of such enforcement or defense (including without limitation participation as a plaintiff or defendant in any proceeding) and the Assignor shall promptly, upon demand, reimburse and indemnify the Assignee for all reasonable costs and expenses incurred by the Assignee in the exercise of its rights under this Section.

                  9. This Assignment shall also serve to evidence the security interest in the Trademarks granted by the Assignor to the Assignee pursuant to the Security Agreement.

                  10. No course of dealing with the Assignor and the Assignee, failure to exercise, nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  11. All of the Assignee's rights and remedies with respect to the Trademarks, whether established hereby, by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

                  12. This Assignment is subject to modification only by a writing signed by the parties, except as provided in Section 4 hereof.

                  13. This Assignment shall inure to the benefit of and be enforceable by the Assignee and its successors, transferees and assigns, and be binding upon the Assignor and its successors and assigns.

                  14. This Assignment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws

(without giving effect to the conflicts of law principles thereof) of (i) any state as to rights or interests hereunder which arise under the laws of such state, (ii) the United States of America as to rights and interests hereunder which are registered or for the registration of which application is pending with the United States Patent and Trademark Office and (iii) the State of Minnesota in all other respects. Whenever possible, each provision of this Assignment and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment or any other statement, instrument or transaction contemplated hereby or relating hereto. In the event of any conflict within, between or among the provisions of this Assignment, any other Loan Document or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto, those provisions giving the Assignee the greater right shall govern.

                 THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Assignor has executed this instrument as of the date first above written.

                                             PILGRIM AMERICA GROUP, INC.

                                             By
                                                --------------------------
                                                       James R. Reis
                                                       Vice Chairman

Address for Assignor:

Two Renaissance Square, Ste. 1200
40 North Central Avenue
Phoenix, AZ  85004-4424
Attention:  James M. Hennessy
Telecopier:  (602) 417-8301


Address for Assignee:

U.S. Bank National Association
U.S. Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402-4302
Attention:  Mark A. Bagley
Fax (612) 973-0832

                                                                    EXHIBIT A TO
                                                           COLLATERAL ASSIGNMENT
                                                                    (TRADEMARKS)


                                   TRADEMARKS




                             TRADEMARK APPLICATIONS

                                                                    EXHIBIT B TO
                                                           COLLATERAL ASSIGNMENT
                                                                    (TRADEMARKS)


                                    LICENSES


                                      None

                                                                    EXHIBIT I TO
                                                                CREDIT AGREEMENT

                            MATTERS TO BE COVERED BY
                               OPINION OF COUNSEL
                                TO THE BORROWERS

                  The opinion of counsel to the Pilgrim America Group, Inc. and Pilgrim America Capital Corporation (collectively, the "Borrowers") which is called for by Section 3.1(a)(xiii) of the Third Amended and Restated Credit Agreement, shall be addressed to the Banks and dated the Closing Date. It shall be satisfactory in form and substance to the Agent and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Agent and counsel to the Agent. With respect to opinions on the validity and enforceability of those loan documents which provide that they are to be governed by the laws of the State of Minnesota, counsel may opine that such documents would be valid and binding under the laws of the State of Arizona. Capitalized terms used herein have the respective meanings given such terms in the Credit Agreement.

                  1. Each Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to perform all of its obligations under each and all of the foregoing. Each Borrower is duly qualified and in good standing as a foreign corporation in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude such Borrower from enforcing its rights with respect to any material asset or expose such Borrower to any material liability.

                  2. The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action by such Borrower.

                  3.  The  Loan  Documents  to which  each  Borrower  is a party
constitute  the  legal,   valid  and  binding   obligations  of  such  Borrower,
enforceable against such Borrower in accordance with their respective terms.

                  4. The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party will not (i) violate any provision of any law, statute, rule or regulation or, to the best knowledge of such counsel, any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to either Borrower, (ii) violate or contravene any provision of the Certificate of Incorporation or bylaws of either Borrower, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument known to such counsel to which either Borrower is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

                  5. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of either Borrower to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents.

                  6. Neither Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  7. The Borrower is not a "holding company," a "subsidiary of a holding company" or an affiliate of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  8. The making of the Loans contemplated by the Credit Agreement, and the application of the proceeds thereof as provided in the Credit Agreement, will not violate Regulations T, U or X of the Board.

                  9. Each of PAII and PASI is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to perform all of its obligations under each and all of the foregoing. Each of PAII and PASI is duly qualified and in good standing as a foreign corporation in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

                  10. The execution, delivery and performance by each of PAII and PASI of the Loan Documents to which it is a party required under the Credit Agreement have been duly authorized by all necessary corporate action by it.

                  11. The Loan Documents to which each of PAII and PASI is a party constitute the legal, valid and binding obligations of each of PAII and PASI, enforceable against it in accordance with their respective terms.

                  12. The execution, delivery and performance by PAII and PSII of the Loan Documents to which it is a party will not (i) violate any provision of any law, statute, rule or regulation or, to the best knowledge of such counsel, any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to PAII or PSII, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of PAII or PSII, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument known to such counsel to which PAII or PSII is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

                  13. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of PAII or PSII to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the reaffirmations of the Loan Documents.

                  14. Neither PAII nor PASI is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  15.   Neither  PAII  nor  PASI  is  a  "holding   company,"  a
"subsidiary of a holding company" or an affiliate of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  16. To the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting either Borrower, any Subsidiary of either Borrower or any of their respective properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of the Loan Documents, or (ii) if determined adversely to such Borrower, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrowers and the Subsidiaries as a consolidated enterprise or on the ability of the Borrowers to perform their obligations under the Loan Documents.

                  17. The financing statements to be filed under the Security Agreements are in appropriate form for filing with the offices identified thereon. Assuming that such financing statements have been duly filed with said offices and that PAG, PAII and PASI have rights in the collateral described therein, such financing statements shall perfect the security interests granted to the Agent, for the benefit of the Banks, pursuant to the Security Agreements to the extent such security interests may be perfected by filing financing statements under the Uniform Commercial Code of the States of Arizona and California.

                  18. There has been created under the Pledge Agreements a valid security interest in the Pledged Shares (as defined therein) in favor of the Agent, for the benefit of the Banks. Assuming delivery to, and the continued possession by, the Agent of the certificates representing the Pledged Shares, said security interests shall be perfected.

                                                                       EXHIBIT J
                                                             TO CREDIT AGREEMENT

                              ASSIGNMENT AGREEMENT


         ASSIGNMENT AGREEMENT, dated as of 199, among ____________ (the "TRANSFEROR BANK"), _____________ (the "PURCHASING BANK"), Pilgrim America Group, Inc., a Delaware corporation ("PAG"), Pilgrim America Capital Corporation, a Delaware corporation ("PACC"), (together, the "Borrowers" and each a "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent") under the Credit Agreement described below (in such capacity, the "AGENT").

                               W I T N E S S E T H

         WHEREAS, this Assignment Agreement is being executed and delivered in accordance with subsection 9.6(c) of the Third Amended and Restated Credit Agreement dated as of July 31, 1998, among the Borrowers, the Transferor Bank and the other Banks party thereto, and the Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "CREDIT AGREEMENT"; terms defined therein being used herein as therein defined);

         WHEREAS, the Purchasing Bank (if it is not already a Bank party to the Credit Agreement) wishes to become a Bank party to the Credit Agreement; and

         WHEREAS, the Transferor Bank is selling and assigning to the Purchasing Bank rights, obligations and commitments under the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Upon the execution and delivery of this Assignment Agreement by the Purchasing Bank, the Transferor Bank, the Agent, and the Borrowers, the Purchasing Bank [shall be] [shall continue to be] a Bank party to the Credit Agreement for all purposes thereof.

         2. Effective on ______________ , 199_ (the "Effective Date"), the Transferor Bank hereby sells and assigns to the Purchasing Bank, without recourse, a portion of its Revolving Commitment Amount equal to $_______________, a portion of its Term Loan [Commitment Amount] equal to $_______________ (collectively, the "Assignment Amounts"), and corresponding portions of the principal amount of and all interest accrued on its Loans outstanding under the Credit Agreement. Together with the Assigned Amounts, the Transferor Bank hereby assigns to the Purchasing Bank a pro rata share of the Transferor Bank's interest as a Bank in the Loan Documents (the Assigned

Amounts, such Loans and such interest in the Loan Documents being hereinafter referred to as the "Assigned Interest"). The Purchasing Bank hereby assumes the Assigned Amounts and the Transferor Bank's related obligations under the Loan Documents.

         3. On the Effective Date, the Purchasing Bank shall pay to the Transferor Bank a purchase price (the "Purchase Price") equal to the outstanding principal amount of the Loans included in the Assigned Interest as of the day preceding the Effective Date. The Transferor Bank acknowledges receipt from the Purchasing Bank of an amount equal to the Purchase Price.

         4. All interest and Revolving Commitment Fees accrued on the Assigned Interest for the billing period in which the Effective Date falls shall be paid to the Agent as provided in the Credit Agreement, and distributed by the Agent
(a) with respect to amounts accrued before the Effective Date, to the Transferor Bank and (b) with respect to amounts accrued on or after the Effective Date, to the Purchasing Bank. The Transferor Bank has made arrangements with the Purchasing Bank with respect to the portion, if any, to be paid by the Transferor Bank to the Purchasing Bank of other fees heretofore received by the Transferor Bank pursuant to the Credit Agreement.

         5. Subject to the provisions of paragraph 4 above, from and after the Effective Date, principal, interest, fees and other amounts that would otherwise be payable to or for the account of the Transferor Bank pursuant to the Credit Agreement and the other Loan Documents in respect of the Assigned Interest shall, instead, be payable to or for the account of the Purchasing Bank. Each time the Banks are asked, from and after the Effective Date, to make Loans or otherwise extend credit under the Loan Documents, the Agent shall advise the Purchasing Bank, as provided in the Credit Agreement, of the request, and the Purchasing Bank shall be solely responsible for making a Loan or otherwise extending credit in accordance with its Assigned Interest.

         6. Concurrently with the execution and delivery hereof, (i) the Borrowers, the Transferor Bank and the Purchasing Bank shall make appropriate arrangements so that a replacement Revolving Note and replacement Term Notes are issued to the Transferor Bank (unless it has transferred its entire Revolving Commitment and Term Loan [Commitment]), and a new Revolving Note and new Term Notes are issued to the Purchasing Bank, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their Revolving Commitments (as adjusted pursuant to this Assignment Agreement) and [the outstanding principal balance of their Term Loans] [their Term Loan Commitments], (ii) as and to the extent provided in the Credit Agreement, the Agent shall prepare and distribute to the Borrowers and the Banks a revised schedule of the Commitments, Loans and credit percentages of each Bank, after giving effect to the assignment of the Assigned Interest, and (iii) the Transferor Bank shall pay to the Agent a processing and recordation fee of [$3,500].

         7. The Transferor Bank (a) represents and warrants to the Purchasing Bank that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) represents and warrants to the Purchasing Bank that the copies of the Loan Documents and the related agreements, certificates, opinion and letters previously delivered to the Purchasing Bank are true and correct copies of the Loan Documents and related agreements, certificates, opinion and letters executed by and/or delivered in connection with the closing of the credit facility contemplated by the Credit Agreement, other than the letter agreement described in Section 2.16(a) of the Credit Agreement; (c) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, or the performance or observance by the Borrowers or any other Person of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

         8. The Purchasing Bank (a) confirms to the Transferor Bank and the Agent that it has received a copy of the Loan Documents together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) acknowledges that it has, independently and without reliance upon the Transferor Bank, the Agent or any Bank and instead in reliance upon its own review of such documents and information as the Purchasing Bank deemed appropriate, made its own credit analysis and decision to enter into this Agreement and agrees that it will, independently and without reliance upon the Transferor Bank, the Agent or any Bank, and based on such documents and information as the Purchasing Bank shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under the Loan Documents; and (c) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by the Purchasing Bank as a Bank under the Credit Agreement.

         9. The Transferor Bank and the Purchasing Bank each individually represents and warrants that (a) it is validly existing and in good standing and has all requisite power to enter into this Agreement and to carry out the provisions hereof and has duly authorized the execution and delivery of this Agreement; (b) the execution and delivery of this Agreement and the performance of the obligations hereunder do not violate any provision of law, any order, rule or regulation of any court or governmental agency or its charter, articles of incorporation or bylaws or constitute a default under any agreement or other instrument to which it is a party or by which it is bound; and (c)it has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.

         10. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

         11. The address for notices to the Purchasing Bank as well as administrative information with respect to the Purchasing Bank is as set out below:

         12. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date first set forth above.



                                         --------------------------------------,
                                         Transferor Bank

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         --------------------------------------,
                                         as Purchasing Bank

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                         U.S. BANK NATIONAL ASSOCIATION,
                                         as Agent


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         CONSENTED AND ACKNOWLEDGED
                                         PILGRIM AMERICA GROUP, INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         CONSENTED AND ACKNOWLEDGED
                                         PILGRIM AMERICA CAPITAL CORPORATION

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                                                    EXHIBIT K TO
                                                                CREDIT AGREEMENT

                            MATTERS TO BE COVERED BY
                               OPINION OF COUNSEL
                                TO THE BORROWERS

                  The opinion of counsel to the Pilgrim America Group, Inc. ("PAG") and Pilgrim America Capital Corporation (collectively, the "Borrowers") which is called for by Section 3.1(a)(xii) of the Third Amended and Restated Credit Agreement shall be addressed to the Agent and dated the Closing Date. It shall be satisfactory in form and substance to the Agent and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Agent and counsel to the Agent. With respect to opinions on the validity and enforceability of those loan documents which provide that they are to be governed by the laws of the State of Minnesota, counsel may opine that such documents would be valid and binding under the laws of the State of Arizona. Capitalized terms used herein have the respective meanings given such terms in the Credit Agreement.

                  1. Each Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to perform all of its obligations under each and all of the foregoing. Each Borrower is duly qualified and in good standing as a foreign corporation in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude such Borrower from enforcing its rights with respect to any material asset or expose such Borrower to any material liability.

                  2. The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action by such Borrower.

                  3.  The  Loan  Documents  to which  each  Borrower  is a party
constitute  the  legal,   valid  and  binding   obligations  of  such  Borrower,
enforceable against such Borrower in accordance with their respective terms.

                  4. The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party will not (i) violate any provision of any law, statute, rule or regulation or, to the best knowledge of such counsel, any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to either Borrower, (ii) violate or contravene any provision of the Certificate of Incorporation or bylaws of either Borrower, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument known to such counsel to which either Borrower is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

                  5. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of either Borrower to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents.

                  6. To the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting either Borrower, any Subsidiary of either Borrower or any of their respective properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of the Loan Documents, or (ii) if determined adversely to such Borrower, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrowers and the Subsidiaries as a consolidated enterprise or on the ability of the Borrowers to perform their obligations under the Loan Documents.

                  7. Neither Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  8. The Borrower is not a "holding company," a "subsidiary of a holding company" or an affiliate of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  9. The making of the Loans contemplated by the Credit Agreement, and the application of the proceeds thereof as provided in the Credit Agreement, will not violate Regulations G, U or X of the Board.

                  10. Each of PAII and PASI is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to perform all of its obligations under each and all of the foregoing. Each of PAII and PASI is duly qualified and in good standing as a foreign corporation in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

                  11. The execution, delivery and performance by each of PAII and PASI of the reaffirmations of the Loan Documents to which it is a party required under the Credit Agreement have been duly authorized by all necessary corporate action by it.

                  12. The Loan Documents to which each of PAII and PASI is a party, as reaffirmed and modified, constitute the legal, valid and binding obligations of each of PAII and PASI, enforceable against it in accordance with their respective terms.

                  13. The execution, delivery and performance by PAII and PSII of the reaffirmations of the Loan Documents to which it is a party will not (i) violate any provision of any law, statute, rule or regulation or, to the best knowledge of such counsel, any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to PAII or PSII, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of PAII or PSII, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument known to such counsel to which PAII or PSII is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

                  14. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of PAII or PSII to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the reaffirmations of the Loan Documents.

                  15. Neither PAII nor PASI is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  16.   Neither  PAII  nor  PASI  is  a  "holding   company,"  a
"subsidiary of a holding company" or an affiliate of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  17. After giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement and the reaffirmations of the Security Agreements and Pledge Agreements required under the Credit Agreement, the Liens created pursuant to the Security Agreements and the Pledge Agreements will remain in full force and effect, will secure the Obligations, and will have the same priority as they had prior to such amendment, restatement and reaffirmations.

                                                                 SCHEDULE 4.6 TO
                                                                CREDIT AGREEMENT


                                   LITIGATION

Not Supplied

                            PILGRIM AMERICA CAPITAL
                                  CORPORATION
                              ORGANIZATIONAL CHART

                  Pilgrim America Capital Corporation ("PACC")
                                   (Delaware)
                                       |
                                       |
               ----------------------------------------------------------------------------------
               |                                    |                                           |
               |                                    |                                           |
Pilgrim America Group, Inc. ("PAG")     EAMC Liquidation Company ("EALC)        Express America T.C. Corporation
          (Delaware)                            (Michigan)                                (Delaware)
100% owned by PACC (100 shares)         100% owned by PACC (100 shares)         100% owned by PACC (100 shares)
               |                                    |
               |                                    |
               |                                    |
Pilgrim America Investments, Inc.        Wesav Investments Corporation
          (Delaware)                            (Delaware)
 100% owned by PAG (100 shares)         100% owned by EALC (100 shares)
               |                                    |
               |                                    |
Pilgrim America Securities, Inc.           Wesav Investments, Inc.2
          (Delaware)                             (Delaware)
 100% owned by PAG (100 shares)          100% owned by EALC (100 shares)
               |
               |
Pilgrim America Financial, Inc.
          (Delaware)
100% owned by PAG (100 shares)


                                 SCHEDULE 4.17

                                                                SCHEDULE 4.18 TO
                                                                CREDIT AGREEMENT

                            FUNDS AND FUND AGREEMENTS



PILGRIM AMERICA INVESTMENTS, INC.

                Fund Name                                     Fund Agreement
                ---------                                     --------------
Pilgrim America Masters Series, Inc.                        Investment Management Agreement
   Pilgrim America Masters Asia-Pacific Equity Fund               (dated June 8, 1995)
   Pilgrim America Masters MidCap Value Fund
   Pilgrim America Masters LargeCap Value Fund

Pilgrim America Investment Funds, Inc.                      Investment Management Agreement
   Pilgrim America High Yield Fund                                (dated April 7, 1995)

Pilgrim Government Securities Income Fund, Inc.             Investment Management Agreement
   Pilgrim Government securities Income Fund                      (dated April 7, 1995)

Pilgrim Prime Rate Trust                                    Investment Management Agreement
                                                                   (dated April 7, 1995)

Pilgrim America Bank and Thrift Fund, Inc.                  Investment Management Agreement
                                                                    (dated April 7, 1995)

Pilgrim America Investment Funds, Inc.                      Investment Management Agreement
    Pilgrim America MagnaCap Fund                                   (dated April 7, 1995)

                                                                SCHEDULE 4.18 TO
                                                                CREDIT AGREEMENT
                                                                          page 2


ISSUERS OF COLLATERALIZED LOAN OBLIGATIONS

1.       ML CLO XII Pilgrim America (Cayman) Ltd.  (Issuer)
         ML CLO XII Pilgrim America (Delaware) Corp.   (Co-Issuer)

2.       ML CLO XV Pilgrim America (Cayman) Ltd.  (Issuer)
         ML CLO XV Pilgrim America (Delaware) Corp.   (Co-Issuer)

3.       Pilgrim America CBO I Ltd.   (Issuer)
         Pilgrim America CBO I Corporation   (Co-Issuer)